UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials:
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(1)	Amount Previously Paid:
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Notice Of

Annual and Special Meeting

Of Shareholders

&

Management

Information Circular

MEETING TO BE HELD MAY 12, 2021

NOVAGOLD RESOURCES INC.

Website: www.novagold.com

Dated March 25, 2021

NOVAGOLD RESOURCES INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

Date:	May 12, 2021
Time:	1:00 p.m. Pacific Time
Location:	Live Webcast at: www.virtualshareholdermeeting.com/NG2021
Record Date:	March 18, 2021

The purposes of the annual and special meeting (the “Meeting”) are to:

1.	receive the Annual Report of the Directors of the Company (the “Directors”) containing the consolidated financial statements of the Company for the year ended November 30, 2020, together with the Report of the Auditors thereon;

2.	elect Directors of the Company for the forthcoming year;

3.	appoint the Auditors of the Company for the forthcoming year and to authorize the Directors through the Audit Committee to fix the Auditors’ remuneration;

4.	consider and, if deemed advisable, pass a special resolution approving certain amendments to the Company’s Articles;

5.	consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company’s Named Executive Officers; and

6.	transact such further and other business as may properly come before the Meeting or any adjournment thereof.

The specific details of the matters currently proposed to be put before the Meeting are set forth in the Circular accompanying and forming part of this Notice.

Only Shareholders of record at the close of business on March 18, 2021 are entitled to receive notice of the Meeting and to vote at the Meeting.

To assure your representation at the Meeting, please complete, sign, date and return your voted proxy which will be delivered to you separately, whether or not you plan to attend. Sending your proxy will not prevent you from voting in person at the Meeting.

All proxies completed by registered shareholders must be returned to the Company:

•	by online proxy via the following website: www.proxyvote.com no later than May 10, 2021 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time);

•	by telephone by calling (800) 690-6903 and following the instructions, no later than May 10, 2021 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time); or

•	by requesting a paper copy of the proxy materials and mailing a completed proxy card to Broadridge at 51 Mercedes Way, Edgewood, NY 11717, Attn: Proxy Department, for receipt no later than May 10, 2021, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

Non-registered shareholders whose shares are registered in the name of an intermediary should carefully follow voting instructions provided by the intermediary. A more detailed description on returning proxies by non-registered shareholders can be found on page 4 of the attached Circular.

Kingsdale Advisors (“Kingsdale”) is acting as the Company’s strategic shareholder advisor and proxy solicitation agent. If you have any questions, please contact Kingsdale in one of the following ways:

•	call toll free in North America at 1-866-228-8818

•	call collect from outside of North America at 416-867-2272, or

•	send an email to Kingsdale at contactus@kingsdaleadvisors.com.

Your vote is important. We encourage you to vote promptly.

Internet and telephone voting are available through 4:00 p.m. Eastern Time on May 10, 2021.

By Order of the Board of Directors of

NOVAGOLD RESOURCES INC.

Gregory A. Lang

President and Chief Executive Officer

Vancouver, British Columbia

March 25, 2021

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to invite you to NOVAGOLD’s 2021 Annual and Special Meeting of Shareholders.

Please read this Circular as it contains important, detailed information about the meeting agenda, who is eligible to vote, how to vote, the Director nominees, our governance practices, and compensation of our executives and Directors.

NOVAGOLD RESOURCES INC. (the “Company,” or “NOVAGOLD”) values engagement with our shareholders, whether at the annual meeting, at investment conferences, in one-on-one meetings, or via the Company’s electronic and social media communication channels. The Company’s Circular provides an important opportunity to reach every shareholder. This year, we thought it would be helpful to:

1.	summarize the items in this Circular being presented to shareholders for their vote,

2.	highlight NOVAGOLD’s corporate governance practices, and

3.	describe the Company’s shareholder engagement program.

We are providing these materials in connection with the solicitation by the NOVAGOLD Board of Directors of proxies to be voted at our 2021 annual meeting of shareholders and at any adjournment or postponement of that meeting. The annual meeting of shareholders will be held in a virtual format on May 12, 2021 at 1:00 p.m. Pacific Time.

In light of COVID-19 and for the safety of our shareholders, employees, and other members of the community, our 2021 annual meeting of shareholders will be held in a virtual format only. Shareholders are encouraged to cast their vote in advance by proxy and participate from any geographic location with internet connectivity or by telephone. We believe this is an important step to enhancing accessibility to our annual meeting for all of our shareholders, reducing the carbon footprint of our activities, and is particularly important this year taking into account public health and safety considerations posed by COVID-19. Shareholders may view a live webcast of the annual meeting and registered shareholders and duly appointed proxyholders may submit questions digitally during the meeting at www.virtualshareholdermeeting.com/NG2021. Questions may also be submitted to management and the Board prior to the meeting via email at info@novagold.com.

MATTERS FOR SHAREHOLDER VOTING

At this year’s annual and special meeting, we are asking our shareholders to vote on the following matters:

Proposal 1: Election of Directors

The Board of Directors recommends a vote FOR the election of the director nominees named in this proxy statement. See pages 14-25 for further information on the nominees.

Proposal 2: Appointment of PricewaterhouseCoopers LLP as independent auditor for 2021

The Board of Directors recommends a vote FOR this proposal. See pages 9-10 for details.

Proposal 3: Approval of an Amendment and Restatement of the Company’s Articles

The Board of Directors recommends a vote FOR this proposal. See pages 10-13 for details.

Proposal 4: Advisory Approval of Executive Compensation

The Board of Directors recommends a vote FOR this proposal. See pages 13-14 for details.

The Board of Directors knows of no other matters to be presented for action at the annual meeting. If any matter is presented from the floor of the annual meeting, the individuals serving as proxies intend to vote on these matters in the best interest of all shareholders. Your signed proxy gives this authority to Gregory Lang or Tricia Pannier.

Please refer to the material on pages 3-6 for information about how to cast your vote, how to attend the meeting virtually, and other frequently asked questions.

GOVERNANCE HIGHLIGHTS

NOVAGOLD is committed to maintaining robust corporate governance practices. Strong corporate governance helps us achieve our performance goals and maintain the trust and confidence of our investors, employees, regulatory agencies and other stakeholders. Our corporate governance practices are described in more detail on pages 94-107 and on the Governance page of our website at www.novagold.com.

Director Independence

•       Eight of our ten nominees are independent

•       All of our key Board committees (Audit, Compensation, and Corporate Governance and Nominations) are composed exclusively of independent Directors

•       Our CEO is the only executive Director

Board Leadership	• The positions of Chairman and CEO are separate • Our Board has appointed an independent Lead Director
Accountability and Shareholder Rights

•       Extensive shareholder engagement involved reaching out to holders of approximately 92% of our shares in 2020

•       All Directors stand for election annually

•       In uncontested elections, Directors must be elected by a majority of votes cast

•       Eligible shareholders may nominate Directors and submit other proposals for consideration at annual meetings; see "Shareholder Proposals" on pages 108-109 below for details on timing and other requirements for submitting shareholder proposals

Board Practices and Governance

•       Our Board regularly reviews its effectiveness

•       The independent Directors meet in executive session without the presence of management and the non-independent Directors immediately following each Board meeting

Share Ownership

•       In August 2020, our Board increased the share ownership requirements for our Directors and our CEO

•       Our Directors must hold at least $128,400 (3 times their annual retainer) worth of NOVAGOLD common stock within five years of joining the Board (increased from C$50,000)

•       Our CEO must, within five years of commencement of employment, hold NOVAGOLD common stock valued in an amount at least equal to five times his annual base pay (increased from three times his annual base pay)

•       Our CFO must, within five years of commencement of employment, hold NOVAGOLD common stock valued at an amount at least equal to two times his annual base pay

•       Hedging or pledging of NOVAGOLD stock is prohibited for Directors as well as employees

•       NOVAGOLD encourages its employees to be shareholders in the Company by making share-based compensation and employee stock purchase programs available to all employees

Board Oversight of Risk Management

•       Our Board reviews NOVAGOLD’s systematic approach to identifying and assessing risks faced by NOVAGOLD and its projects

•       See the following chart for a description of the Board’s allocation of risk assessment oversight

Board

- Overall oversight of the risk management process
- Development of business strategy and major resource allocation
- Leadership of management succession planning
- Business conduct and compliance oversight
- Regularly reviews reports from Board committees with specific risk oversight responsibilities

Audit Committee

- Oversight of enterprise risk management activities of NOVAGOLD
- Oversight of the staffing and performance of NOVAGOLD's internal audit function
- Oversight of integrity of NOVAGOLD's financial statements and internal control over financial reporting
- Reports to the Board following each regular Committee meeting
- Responsible for the appointment, compensation and oversight of NOVAGOLD's independent registered public accounting firm
- Overall oversight of NOVAGOLD's finance requirements, plans and strategies

Compensation Committee

- Oversight of compensation related risks and overall executive compensation philosophy as further described under "Risk Assessment of Compensation Policies and Practices" in our CD&A
- Reports to the Board following each regular Committee meeting

Corporate Governance & Nominations Committee

- Overall corporate governance leadership
- Provides recommendations regarding Board and Committee composition and performance
- Oversight of regulatory compliance and corporate governance initiatives
- Reports to the Board following each regular Committee meeting

Environment, Health, Safety, Sustainability & Technical Committee

- Oversight of development and implementation of NOVAGOLD health, environmental, safety & sustainability policies
- Advises Board on technical aspects of capital projects
- Reviews NOVAGOLD's disclosures containing technical, environmental, health, safety & sustainability information
- Reports to the Board following each regular Committee meeting

SHAREHOLDER ENGAGEMENT

Maintaining an active shareholder engagement program continues to be a high priority for the Company and is an integral part of our corporate governance practices. The Board Chair, CEO, and Vice President of Corporate Communications meet regularly with large shareholders, and the Company’s Corporate Communications team is very responsive to shareholder inquiries regardless of ownership level.

In 2020, NOVAGOLD placed calls to or met in person with all its shareholders owning 40,000 shares or more; in other words, NOVAGOLD contacted or attempted to contact its owners holding approximately 92% of the Company’s issued and outstanding Common Shares entitled to vote at NOVAGOLD’s 2020 annual meeting of shareholders. We plan to continue to regularly engage with our shareholders.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE DISCLOSURES

One outcome from our 2020 shareholder engagement program is NOVAGOLD’s decision to prepare and publish a consolidated report of the Company’s environmental, social and governance (“ESG”) performance and goals. This information is maintained on our website at www.novagold.com/sustainability and will be updated regularly. We also plan to integrate an ESG report in our ‘year-in-review’ annual report. We hope you find this consolidated report useful and informative.

More information about NOVAGOLD can be found in the Annual Report on Form 10-K for the fiscal year ended November 30, 2020, which is available on the Company’s website at www.novagold.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

The Board and management team wish to thank you for your continued confidence in NOVAGOLD.

Sincerely,

Gregory A. Lang	Anthony P. Walsh
President and Chief Executive Officer	Independent Lead Director, Audit Committee Chair

-i-

-ii-

MANAGEMENT INFORMATION CIRCULAR

INFORMATION REGARDING ORGANIZATION AND CONDUCT OF MEETING

Solicitation of Proxies

THIS MANAGEMENT INFORMATION CIRCULAR (this “Circular”) IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF THE MANAGEMENT AND THE BOARD OF DIRECTORS (THE “BOARD OF DIRECTORS” OR THE “BOARD”) OF NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) for use at the Annual and Special Meeting of the Shareholders (the “Shareholders”) of the Company to be held virtually at www.virtualshareholdermeeting/NG2021 on Wednesday, May 12, 2021 at 1:00 p.m. Pacific time (the “Meeting”) or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. This Circular, the accompanying Notice of Meeting and the form of proxy were first made available to Shareholders on March 25, 2021.

Solicitation of proxies from registered Shareholders will primarily be by mail or courier, supplemented by telephone or other personal contact by employees or agents of the Company at nominal cost, and all costs thereof will be paid by the Company. The Company has retained the services of Kingsdale Advisors (“Kingsdale”) as its strategic shareholder advisor and proxy solicitation agent to assist the Company in soliciting proxies. The Company estimates the fees for Kingsdale associated with this year’s proxy solicitation will be C$50,000 plus disbursements.

There are two kinds of non-registered, or beneficial, Shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non Objecting Beneficial Owners). In accordance with National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has elected to send the Notice of Meeting, this Circular and the related form of proxy or voting instruction form indirectly to the NOBOs and to the OBOs through their intermediaries. Unless required by the rules of the NYSE American, the Company does not intend to pay for intermediaries to forward to OBOs, under NI 54-101, the Notice Package (as defined below), and in the case of an OBO, the OBO will not receive these materials unless the OBO’s intermediary assumes the cost of delivery.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please contact our strategic shareholder advisor and proxy solicitation agent, Kingsdale, toll free in North America at 1-866-228-8818, or call collect from outside North America at 416-867-2272, or by email at contactus@kingsdaleadvisors.com.

Notice and Access

The Company uses the “Notice and Access” provisions in securities laws that permit the Company to forego mailing paper copies of this Circular and proxy-related materials to Shareholders and instead make them available for review, print and download via the Internet. Registered and non-registered Shareholders have received a Notice Package (as defined below) but will not receive a paper copy of this Circular or the proxy-related materials unless they request such documents as described in the Notice Package.

In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, the Company has distributed a notice (the “Notice Package”) in the form prescribed by SEC rules to the clearing agencies and intermediaries for onward distribution to non-registered Shareholders of the website location where non-registered Shareholders may access the Notice of Meeting, this Circular, the instrument of proxy (collectively, the “Meeting Materials”) and an annual report for the Company’s fiscal year ended November 30, 2020. Intermediaries are required to forward the Notice Package to non-registered Shareholders unless a non-registered Shareholder has waived the right to receive Meeting Materials. Typically, intermediaries will use a service company (such as Broadridge Financial Services Inc. (“Broadridge”)) to forward the Notice Package to non-registered Shareholders.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

General

Unless otherwise specified, the information in this Circular is current as of March 10, 2021. Unless otherwise indicated, all references to “$” or “US$” in this Circular refer to United States dollars. References to “C$” in this Circular refer to Canadian dollars. The Bank of Canada exchange rate of a U.S. dollar to a Canadian dollar on November 30, 2020 was 1.2965.

Copies of the Meeting Materials, as well as the Company’s annual report containing the financial statements to be presented at the Meeting and related MD&A, can be obtained under the Company’s profile at www.sedar.com, at www.sec.gov, at www.novagold.com or by entering your 16-digit control number provided in your Notice Package at www.proxyvote.com.

Record Date and Quorum

The Board of Directors of the Company has fixed the record date for the Meeting as the close of business on March 18, 2021 (the “Record Date”). If a person acquires ownership of shares subsequent to the Record Date such person may establish a right to vote by delivering evidence of ownership of common shares of the Company (“Common Shares”) satisfactory to the Board and a request to be placed on the voting list to Blake, Cassels & Graydon LLP, the Company’s legal counsel, at Suite 2600, 595 Burrard Street, Three Bentall Centre, Vancouver, BC, V7X 1L3, Attention: Trisha Robertson. Subject to the above, all registered holders of Common Shares at the close of business on the Record Date will be entitled to vote at the Meeting. No cumulative rights are authorized, and dissenter’s rights are not applicable to any matters being voted upon. Each registered Shareholder will be entitled to one vote per Common Share.

Two or more persons present in person or by proxy representing at least 25% of the Common Shares entitled to vote at the Meeting will constitute a quorum at the Meeting.

Voting Standards

Broker non-votes occur when a beneficial owner who holds company stock through a broker does not provide the broker with voting instructions as to any matter on which the broker is not permitted to exercise its discretion and vote without specific instruction. As a result, the broker will inform the inspector of election that it does not have the authority to vote on the matter with respect to those shares. Broker non-votes may exist in connection with the election of directors and all proposals other than the appointment of auditors.

The following chart describes the proposals to be considered at the meeting, the voting options, the vote required for each matter, and the manner in which votes will be counted:

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Matter	Voting Options	Required Vote	Impact of Abstentions or Broker Non-Votes
Election of Directors	For; Withhold	Plurality of votes – the nominees receiving the highest number of votes, up to ten, at the meeting will be elected*	No effect
Appointment of Auditors	For; Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)
Approval of Amended and Restated Articles	For; Against; Abstain	Special majority (at least two-thirds) of votes cast (only votes cast “for” and “against” are considered votes cast)	No effect
Approval of Non-Binding Advisory Vote on Executive Compensation	For; Against; Abstain	Simple majority of votes cast (only votes “for” and “against” are considered votes cast)	No effect

* In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the Majority Voting Policy requires that the nominee shall tender their written resignation to the Chair of the Board. See “Election of Directors” for a description of the Company’s Majority Voting Policy.

How to Vote

Registered Shareholders

Registered Shareholders can vote their shares before the meeting online at www.proxyvote.com, by calling the phone number included on the voting card, or by mailing a completed voting card. Registered Shareholders may also vote online during the virtual meeting at www.virtualshareholdermeeting.com/NG2021. Have the 16-digit control number from your voting materials available when casting your vote.

Shareholders who do not wish to attend the Meeting or do not wish to vote at the Meeting can vote by proxy. A registered Shareholder must return the completed proxy to the Company:

•	by online proxy via the following website: www.proxyvote.com no later than May 10, 2021 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time);

•	by telephone by calling (800) 690-6903 and following the instructions, no later than May 10, 2021 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time); or

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

•	by requesting a paper copy of the proxy materials and mailing a completed proxy card to Broadridge at 51 Mercedes Way, Edgewood, NY 11717, Attn: Proxy Department, for receipt no later than May 10, 2021, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time).

The persons named in the form of proxy are officers or directors of the Company (“Directors”). Each Shareholder has the right to appoint a person or a company (who need not be a Shareholder) to attend and act for them and on their behalf at the Meeting other than the persons designated in the form of proxy. Such right may be exercised by striking out the names of the persons designated on the form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the Board.

Non-Registered Shareholders

The information set forth in this section is of significant importance to many Shareholders of the Company, as a substantial number of Shareholders do not hold Common Shares in their own name. Shareholders who do not hold their Common Shares in their own name (i.e. non-registered or beneficial Shareholders) should note that only proxies deposited by Shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Shareholder by a broker, then, in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada and the United States, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms) or Cede & Co. (operated by The Depository Trust Company), respectively. Common Shares held by brokers or their agents or nominees can only be voted upon the instructions of the non-registered Shareholder except in limited cases for certain “routine” matters. An example of a “routine” matter includes the appointment of the Auditors, which is considered the only “routine” matter to be voted upon at the Meeting. Otherwise, without specific instructions, a broker and its agents and nominees are prohibited from voting Common Shares for the broker’s clients, which is generally referred to as a “broker non-vote.” Therefore, non-registered Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person if such Shareholders want their votes to count on all matters to be decided at the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from non-registered Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by non-registered Shareholders in order to ensure that their shares are voted at the Meeting. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge.

Although a non-registered Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of their broker (or an agent of the broker), a non-registered Shareholder may attend the Meeting as the proxyholder for a registered Shareholder and vote the Common Shares in that capacity. Non-registered Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as the proxyholder for a registered Shareholder should follow the voting instructions provided by the broker, bank or other nominee.

NOVAGOLD may utilize the Broadridge QuickVote™ service to assist non-registered Shareholders with voting their Common Shares over the telephone. Alternatively, Kingsdale Advisors may contact such non-registered Shareholders to assist them with conveniently voting their Common Shares directly over the phone. If you have any questions about the Meeting, please contact Kingsdale Advisors by telephone at (866) 228-8818 (toll-free in North America) or (416) 867-2272 (collect outside North America) or by email at contactus@kingsdaleadvisors.com.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Exercise of Proxies

On any ballot that may be called for, the Common Shares represented by a properly executed proxy given in favor of the person(s) designated in the form of proxy will be voted or withheld from voting in accordance with the instructions given on the form of proxy and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is specified, the proxy will confer discretionary authority and will be voted in favor of all matters referred to on the form of proxy.

The proxy also confers discretionary authority to vote for, withhold or abstain from voting, or vote against, amendments or variations to matters identified in the Notice of Meeting and with respect to other matters not specifically mentioned in the Notice of Meeting but which may properly come before the Meeting. Management has no present knowledge of any amendments or variations to matters identified in the Notice of Meeting or any business other than that referred to in the accompanying Notice of Meeting which will be presented at the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the management designees named in the proxy to vote in accordance with the recommendations of the Company’s management.

Proxies must be received by Broadridge no later than May 10, 2021 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time). The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at their discretion, without notice.

Participating in the Annual Meeting

Due to health concerns posed by COVID-19, we are conducting a virtual Meeting so our Shareholders can safely participate from any geographic location with Internet connectivity.

•	To participate in the Meeting, including to vote, Registered Shareholders must access the Meeting website at www.virtualshareholdermeeting.com/NG2021 and enter the 16-digit control number found on the voting materials provided to you with this Circular. Shareholders wishing to appoint themselves or another person as their proxyholder to vote at the virtual Meeting must complete the proxy appointment process by following the instructions provided on www.proxyvote.com or the instructions from their bank or broker. If you appoint someone else as your proxyholder, the online appointment process will enable you to set up your proxyholder’s login credentials for the Meeting. Shareholders and others may view the Meeting by logging in as a guest.

•	Whether or not you plan to participate in the Meeting, it is important that your shares be represented and voted. We encourage you to access www.proxyvote.com or follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card to vote by telephone or mail in advance of the Meeting.

•	Shareholders are able to submit appropriate questions during the Meeting through www.virtualshareholdermeeting.com/NG2021 which will be addressed in the question-and-answer session following the formal business portion of the Meeting. We will respond as practical to questions during the Meeting. Additionally, Shareholders may submit appropriate questions prior to the Meeting via email at info@novagold.com. Submitting questions ahead of the Meeting ensures thoughtful responses from management and the Board. Additional information regarding the rules and procedures for participating in the Meeting will be set forth in our Meeting rules of conduct, which Shareholders can view during the Meeting at the Meeting website.

•	We encourage you to access the Meeting before it begins. Online check-in will be available at www.virtualshareholdermeeting.com/NG2021 approximately 15 minutes before the meeting starts on May 12, 2021.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Revocation of Proxies

A Shareholder who has given a proxy may revoke it at any time insofar as it has not been exercised. In addition to any other manner permitted by law, a Shareholder who has given an instrument of proxy may revoke it before it is voted by: i) delivering a later-dated proxy, or ii) providing written notice to the Company’s legal counsel, Blake, Cassels & Graydon LLP, at Suite 2600, 595 Burrard Street, Three Bentall Centre, Vancouver, BC, V7X 1L3, Canada, Attention: Trisha Robertson, at any time up to and including the last business day preceding the Meeting at which the proxy is to be used, or any adjournment thereof. In the case of registered Shareholders, their previously delivered proxy may also be revoked before it is exercised by voting virtually at the Meeting.

Voting Shares and Principal Holders Thereof

As of March 10, 2021, the Company had 331,331,184 Common Shares issued and outstanding without nominal or par value. Each Common Share is entitled to one vote. Except as otherwise noted in this Circular, a simple majority of votes cast at the Meeting, whether in person or by proxy, will constitute approval of any matter submitted to a vote.

The following table sets forth certain information regarding the ownership of the Company’s Common Shares as of March 10, 2021, by each Shareholder known to the Company who beneficially owns, or exercises control or direction over, directly or indirectly, more than 5% of the outstanding Common Shares of the Company as of that date, based solely on such person’s most recent Schedules 13D or 13G or Form 4 filed with the SEC.

Name of Shareholder	Number of Shares Beneficially Owned	Percentage of Outstanding Voting Securities (3)
Electrum Strategic Resources LP (“Electrum”) (1)	84,569,479(2)	25.52%
FMR LLC	24,700,144	7.45%
Paulson & Co. Inc.	22,226,300	6.71%
BlackRock, Inc.	21,165,677	6.39%

(1)	Dr. Thomas Kaplan (Chairman of the Board) and Igor Levental (a Director) also serve as the Chairman and Chief Executive Officer, and the President, respectively, of The Electrum Group LLC (“The Electrum Group”), a privately-held global natural resources investment management company which manages the portfolio of Electrum. Mr. Levental has no voting or dispositive power over shares of the Company held by Electrum and its affiliates.

(2)	Includes 5,000,000 Common Shares held by affiliates of Electrum.

(3)	As of March 10, 2021, the Company had 331,331,184 common shares issued and outstanding.

MATTERS TO BE ACTED UPON AT MEETING

Election of Directors

According to the Articles of the Company, the Board shall consist of not less than three and no more than such number of Directors to be determined by resolution of Shareholders. The number of Directors has been set at ten.

The proposed nominees in the list that follows, in the opinion of management, are well qualified to direct the Company’s activities for the ensuing year and have confirmed their willingness to serve as Directors, if elected. The term of office of each Director elected will be until the next annual meeting of the Shareholders of the Company or until a successor is elected or appointed, unless the Director’s office is vacated earlier, in accordance with the Articles of the Company and the provisions of the Business Corporations Act (British Columbia).

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

The Board has adopted a Majority Voting Policy stipulating that Shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a Shareholders’ meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such Director was duly elected as a matter of corporate law, the Director shall immediately tender their written resignation to the Chair of the Board. The Corporate Governance and Nominations Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation. No Director who is required to tender their resignation pursuant to this policy shall participate in the Corporate Governance and Nominations Committee’s deliberations or recommendations or in the Board’s deliberations or determination. The Board must take formal action on the Corporate Governance and Nominations Committee’s recommendation within 90 days of the date of the applicable Shareholders’ meeting and shall announce its decision promptly by press release, including the reasons for its decision. The resignation will be effective when accepted by the Board. The Board will be expected to accept the resignations tendered pursuant to this policy absent exceptional circumstances. If the Board declines to accept a resignation tendered pursuant to this policy, it will include in the press release the reason or reasons for its decision. See “Statement of Corporate Governance Policies – Majority Voting Policy.”

In the absence of a contrary instruction, the person(s) designated in the form of proxy by the Company intend to vote FOR the election of the nominees whose names are set forth below. If, prior to the Meeting, any of the listed nominees shall become unavailable to serve, the persons designated in the proxy form will have the right to use their discretion in voting for a properly qualified substitute. Management does not contemplate presenting for election any person other than these nominees but, if for any reason management does present another nominee for election, the proxy holders named in the accompanying form of proxy reserve the right to vote for such other nominee at their discretion unless the Shareholder has specified otherwise in the form of proxy.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Name, Province or State and Country of Residence	Age	Independence	Principal Occupation	Director Since	2020 AGM Votes in Favor (9) (%)	Meets Share Ownership Guidelines (10)
Dr. Elaine Dorward-King Utah, USA (1) (3)	63	Independent	Corporate Director	2020	96.74	No
Sharon Dowdall (1) (2) Ontario, Canada	68	Independent	Corporate Director	2012	98.82	Yes
Dr. Diane Garrett (2) (3) Texas, USA	61	Independent	President and CEO of Hycroft Mining Holding Corporation	2018	99.13	Yes
Dr. Thomas Kaplan (4) New York, USA	58	Non- Independent	Chairman and Chief Executive Officer of The Electrum Group	2011	99.26	Yes
Gregory Lang (3) (5) Utah, USA	66	Non- Independent	President and Chief Executive Officer of NOVAGOLD RESOURCES INC.	2012	99.80	Yes(8)
Igor Levental (2) (5) Colorado, USA	65	Independent	President of The Electrum Group	2010	98.22	Yes
Kalidas Madhavpeddi (1) (3) Arizona, USA	65	Independent	President of Azteca Consulting LLC	2007	98.68	Yes
Clynton Nauman (3) (6) Washington, USA	72	Independent	President and Chief Executive Officer of Alexco Resource Corp.	1999	98.89	Yes
Ethan Schutt (2) (5) (6) Alaska, USA	47	Independent	Chief Executive Officer of Alaska Native Resource Development, LLC, an Alaska Native Tribal Health Consortium company	2019	99.76	No
Anthony Walsh (1) (6) (7) British Columbia, Canada	69	Independent	Corporate Director	2012	99.48	Yes

(1)	Member of the Compensation Committee.
(2)	Member of the Corporate Governance and Nominations Committee.
(3)	Member of the Environment, Health, Safety, Sustainability (“EHSS”) and Technical Committee.
(4)	Chairman of the Board.
(5)	Member of the Corporate Communications Committee.
(6)	Member of the Audit Committee.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

(7)	Independent Lead Director.
(8)	Mr. Lang has met his share ownership requirements as President and Chief Executive Officer as of November 30, 2020. See “Executive Share Ownership” beginning on page 60 for details on share ownership guidelines for Executive Officers.
(9)	See NOVAGOLD’s news release and Report of Voting Results filed on SEDAR May 15, 2020.
(10)	Based on share ownership as of November 30, 2020. The Board adopted a policy requiring each Director to maintain a minimum holding of Common Shares and/or DSUs equal to $128,400. See “Directors' Share Ownership” beginning on page 77 for details on the number of securities beneficially owned, or controlled or directed, directly or indirectly, by each proposed Director.

Refer to the Section titled “Information Concerning the Board of Directors, Director Nominees, and Executive Officers” beginning on page 14 of this Circular for further information regarding the above Directors and Director nominees.

Appointment of Auditors

The independent auditors of the Company are PricewaterhouseCoopers LLP, Chartered Professional Accountants (“PwC”), located at 250 Howe Street, Suite 1400, Vancouver, British Columbia, Canada. PwC were last appointed auditors of the Company (“Auditors”) on May 14, 2020 by the Shareholders. The Shareholders will be asked at the Meeting to vote for the appointment of PwC as Auditors until the next annual meeting of the Shareholders of the Company or until a successor is appointed, at a remuneration to be fixed by the Directors through the Audit Committee. To the Company's knowledge, a representative from PwC will be present virtually at the Meeting and will be available to respond to appropriate questions. PwC will also be permitted to make a statement if it so desires.

Principal Accountant Fees and Services

PwC fees for the fiscal years ended November 30, 2020 and 2019 were as follows:

	Year Ended November 30
	2020	2019
Audit Fees (1)	C$300,000	C$324,000
Audit Related Fees (2)	Nil	Nil
Tax Fees (3)	Nil	Nil
All Other Fees (4)	4,000	4,000
Total	C$304,000	C$328,000
(1)	“Audit Fees” are the aggregate fees billed or expected to be billed by PwC for the audit of the Company’s consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements. Audit Fees in 2020 are lower than in 2019 primarily because no travel costs were incurred in 2020.
(2)	“Audit-Related Fees” are fees charged by PwC for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” This category comprises fees billed for review and advisory services associated with the Company’s financial reporting.
(3)	“Tax Fees” are fees billed by PwC for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” are fees charged by PwC for services not described above. The fees billed by PwC in this category in 2019 and 2020 were for software licensing.

Pre-Approval Policies and Procedures

All services to be performed by the Company’s Auditors must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the Auditors’ independence and has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Auditors, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such a subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported were pre-approved by the Audit Committee.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Report of the Audit Committee

The Audit Committee (referred to in this section as the “Committee”) reviewed and discussed with management and the Company's Auditors the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended November 30, 2020. Management and PwC indicated that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. The Committee discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. The Committee discussed with PwC matters covered by Public Company Accounting Oversight Board (PCAOB) standards, including PCAOB AS 16 Communication with Audit Committees and the Critical Audit Matters (CAM) reporting model required beginning with the Company’s fiscal year 2019 audit. In addition, the Committee reviewed and discussed management’s report on internal control over financial reporting and the related audits performed by PwC, which confirmed the effectiveness of the Company’s internal control over financial reporting. The Committee also discussed with PwC its independence from the Company and management, including the communications PwC is required to provide to the Committee under applicable PCAOB rules. PwC assigned a new partner to oversee the Company’s audit beginning with fiscal year 2018 in accordance with SEC rules requiring a change in audit partner every five years. The Committee considered the non-audit services provided by PwC to the Company and concluded that the auditors’ independence has been maintained. Based on the foregoing reviews and discussions, the Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2020, for filing with the SEC, which Annual Report is available on the Company’s website at www.novagold.com, under the Company’s profile on EDGAR at www.sec.gov, and on SEDAR at www.sedar.com. Finally, the Committee conducted a comprehensive review of PwC’s overall performance and determined PwC should serve as the Company’s Auditor for fiscal year 2021 and made such recommendation to the Board. The Board agreed and is asking Shareholders to approve PwC as the Company’s Auditor for fiscal year 2021.

Audit Committee of the Board

Anthony Walsh, Chair

Clynton Nauman

Ethan Schutt

In the absence of a contrary instruction, the person(s) designated in the form of proxy by the Company intend to vote FOR the appointment of PwC as auditors of the Company until the next annual meeting of Shareholders or until a successor is appointed, at a remuneration to be fixed by the Directors through the Audit Committee.

Additional Matters to be Acted Upon

Approval of Amended and Restated Articles

Shareholders are being asked to authorize the adoption of Amended and Restated Articles of the Company, which contain certain amendments (the “Amendments”) to the Company’s Articles as shown on Appendix “A” attached to this Circular. The Amended and Restated Articles will affect certain of the rights of Shareholders as they currently exist under the Articles. A discussion of the principal amendments to the Articles as shown on the Amended and Restated Articles attached to this Circular as Appendix “A” is set out below.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Shareholder Entitlement to Certificate or Acknowledgement (Section 2.3)

Under the current Articles, each Shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the Shareholder’s name or (b) a non-transferable written acknowledgement of the Shareholder’s right to obtain such a share certificate, subject to certain conditions. The Board proposes to amend the Articles to exclude Shareholders from such entitlement if the Shareholders are the registered owners of “uncertificated shares” within the meaning of the Business Corporations Act (British Columbia) (“BCBCA”). The Amendment will provide the Company with flexibility in the event that the Company elects to use uncertificated shares and electronic record keeping in the future, although no such election is contemplated by the Company at this time.

Location of Meetings of Shareholders (Section 10.3)

The Board proposes to amend the Articles to clarify that the Company may hold a meeting of Shareholders in or outside the Province of British Columbia or at any place in or outside of Canada. The Amendment will provide the Company the flexibility to hold future meetings of Shareholders at its office in Salt Lake City, Utah.

Advance Notice of Meetings of Shareholders (Section 10.9)

The Board proposes to amend certain of the advance notice provisions in the Articles in order to align with best practice standards, including:

•	Notice Period – Under the current Articles, a nominating Shareholder’s notice (a “Nominating Shareholder’s Notice”) must be given to the Company not less than 30 nor more than 65 days prior to the date of an annual general meeting of Shareholders or, in the event the meeting is less than 60 days after the date (the “Notice Date”) on which the first public announcement of the date of the meeting was made, a Nominating Shareholder’s Notice may be made not later than the close of business on the tenth day following the Notice Date.

The Amendments remove the 65 day maximum notice period and decrease the alternate threshold from 60 days after the Notice Date to 50 days after the Notice Date. In the case of a special meeting (which is not also an annual general meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes), the Amendments increase the number of days in which a Nominating Shareholder’s Notice must be given from being not later than the close of business on the tenth day to not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the meeting was made.

To reflect the Company’s ongoing use of “notice-and-access”, which has an earlier timeline for providing proxy materials to Shareholders, the Amendments also stipulate that if the Company has given notice that it has implemented “notice-and-access”, the Nominating Shareholder’s Notice must be provided not less than 40 days rather than 30 days prior to the meeting of Shareholders.

The Amendments additionally remove the stipulation that in no event shall any adjournment, postponement, or reconvening of a meeting, or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s Notice.

•	Form of Notice – Under the current Articles, to be in proper written form, a Nominating Shareholder’s Notice must set forth, among other things, the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the nominating Shareholder or any joint actors, as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice. The Amendments remove this requirement as it goes beyond information that would be required under the BCBCA and applicable securities law.

•	Information Required from Proposed Nominees – Under the current Articles, the Company may require any proposed nominee to furnish such other information as may be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that would reasonably be expected to be material to a reasonable Shareholder’s understanding of the independence and/or qualifications, or lack thereof, of such proposed nominee. The Amendments refer instead to such other information as may be required by the BCBCA and applicable securities laws.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Individuals Entitled to Preside as Chair and Selection of Alternate Chair (Section 11.9)

The Board proposes to amend the Articles to provide that, if the chair of the Board or the president of the Company is absent or unwilling to act as chair of a meeting of Shareholders, a vice president, if any, will be entitled to preside as chair. The Amendment will allow flexibility in the event that the chair of the Board or the president of the Company are not available to attend a meeting of Shareholders. In order to reflect the foregoing amendments, the Board also proposes to make other housekeeping amendments in Section 11.10 regarding selection of an alternate chair for a meeting of Shareholders.

Meeting and Voting by Telephone or Other Communications Medium (Section 11.24 and 11.13)

On April 21, 2020, the Government of British Columbia issued the Electronic Attendance at Corporate Meetings (COVID-19) Order (the “Order”) allowing companies that hold shareholder meetings under the Business Corporations Act (British Columbia), including NOVAGOLD, to hold hybrid meetings permitting attendance both in-person and by telephonic or other electronic means, or virtual meetings permitting attendance solely by telephonic or other electronic means. The Board proposes to amend the Articles to provide the Company with the flexibility to host such a hybrid or virtual meeting in future years without relying on the terms of the Order. Under the current Articles, a Shareholder or proxy holder may participate in a meeting of the Shareholders in person or by telephone only if all Shareholders or proxy holders participating in the meeting are able to communicate with each other and if all Shareholders or proxy holders who wish to participate in the meeting agree to such participation. The Amendments remove these requirements. Additionally, the Amendments provide that a meeting held entirely by means of telephonic, electronic or other communication facilities in accordance with the Articles shall be deemed to be held at the place where the registered office of the Company is located.

To facilitate any meeting of Shareholders held by telephonic, electronic or other communication facilities, the Amendments also provided that any vote by Shareholders may be held partly or entirely by means of a telephonic, electronic or other communication facility, if the Company makes available such a communication facility. The Amendments also make certain other housekeeping amendments to reflect the use of electronic voting.

Deemed Receipt of Mailing (Section 23.2)

Presently, the Articles are silent on when a record that is emailed to a person is deemed to have been received. The Board proposes to amend the Articles to state that a record that is emailed to an email address in accordance with the Articles is deemed to be received on the day it was emailed.

Amended and Restated Articles Resolution

At the Meeting, Shareholders will be asked to consider, and if deemed appropriate, to pass with or without variation, the following special resolution (the “Amended and Restated Articles Resolution”). To be effective, the following Amended and Restated Articles Resolution must be approved by 66 2/3% of the votes cast by Shareholders who are entitled to vote and are present in person or by proxy at the Meeting.

“BE IT RESOLVED, as a special resolution, that:

1.	The current Articles of the Company be terminated;

2.	The form of Articles attached as Appendix “A” to the management information circular dated March 25, 2021, be adopted as the Articles of the Company in substitution for, and to the exclusion of, the current Articles;

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

3.	The Company be authorised to revoke this special resolution and abandon or terminate the replacement of the current Articles if the Board deems it appropriate and in the best interests of the Company to do so without further confirmation, ratification or approval of the shareholders; and

4.	Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

The Board has determined that the adoption of the Amended and Restated Articles is in the best interests of the Company and its Shareholders and accordingly, the Board recommends that Shareholders vote FOR the Amended and Restated Articles Resolution.

If the Shareholders do not approve the Amended and Restated Articles, the Company’s current Articles will remain as the Articles of the Company.

In the absence of a contrary instruction, the person(s) designated in the form of proxy by the Company intend to vote FOR the approval of the Amended and Restated Articles as disclosed in this Circular.

Non-Binding Advisory Vote on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, gives our Shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation received by Gregory Lang and David Ottewell (together, the “Named Executive Officers” or “NEOs”) during fiscal year 2020. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed under the “Compensation Discussion and Analysis” section of this Circular.

Our executive compensation program is designed to recruit and retain key individuals and reward them with compensation that has long-term growth potential while recognizing that the executives work as a team to achieve corporate results and should be rewarded accordingly. In order to align executive pay with both the Company’s performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, short-term and long-term incentive programs to make executive pay dependent on the Company’s performance (also known as “at-risk compensation”). In addition, as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of their total compensation deemed “at-risk” increases. Shareholders are urged to read the “Compensation Discussion and Analysis” section of this Circular, which more thoroughly discusses how our compensation policies and procedures are aligned with our compensation philosophy.

We are asking our Shareholders to indicate their support for our NEO compensation as described in this Circular by voting FOR the following resolution:

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

BE IT RESOLVED, as an ordinary resolution, that the compensation paid to the named executive officers in fiscal year 2020, as disclosed in the Company’s 2021 Circular pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board or the Compensation Committee. Our Board and Compensation Committee value the opinions of our Shareholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. The Board believes that submitting the non-binding vote on compensation of the Company’s NEOs to Shareholders on an annual basis is appropriate for the Company and its Shareholders at this time.

In the absence of a contrary instruction, the person(s) designated in the form of proxy by the Company intend to vote FOR the approval of the non-binding resolution approving the compensation paid to the NEOs as disclosed in this Circular.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, DIRECTOR NOMINEES, AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our Directors, Director nominees and executive officers. The term for each Director expires at the next annual meeting of Shareholders or at such time as a qualified successor is appointed, upon ceasing to meet the qualifications for election as a director, upon death, upon removal by the Shareholders or upon delivery or submission to the Company of the Director's written resignation, unless the resignation specifies a later time of resignation. Each executive officer shall hold office until the earliest of the date the officer’s resignation becomes effective, the date a successor is appointed or the officer ceases to be qualified for that office, or the date the officer is terminated by the Board of Directors of the Company. The name, location of residence, age, and office held by each Director, Director nominee and executive officer, current as of March 10, 2020, has been furnished by each of them and is presented in the following table. Unless otherwise indicated, the address of each current Director, and executive officer in the table set forth below is care of NOVAGOLD, 201 South Main, Suite 400, Salt Lake City, Utah 84111, United States.

If you have any questions or need assistance completing your form of proxy or voting instruction form, please call Kingsdale Advisors at 1-866-228-8818 or email them at contactus@kingsdaleadvisors.com.

Committee Memberships
Name and Municipality of Residence	Position Held	Independent	AC	CC	CCC	CGN	EHSS
Dr. Elaine Dorward-King Utah, USA Age: 63, Director Since: 2020	Director
Sharon Dowdall Ontario, Canada Age: 68, Director Since: 2012	Director					C
Dr. Diane Garrett Texas, USA Age: 61, Director Since: 2017	Director
Dr. Thomas Kaplan New York, USA Age: 58, Director Since: 2011	Board Chair
Gregory Lang Utah, USA Age: 66, Director Since: 2012	Director, President and CEO
Igor Levental Colorado, USA Age: 65, Director Since: 2010	Director				C
Kalidas Madhavpeddi Arizona, USA Age: 65, Director Since: 2007	Director			C
Clynton Nauman Washington, USA Age: 72, Director Since: 1999	Director						C
Ethan Schutt Alaska, USA Age: 47, Director Since: 2019	Director
Anthony Walsh British Columbia, Canada Age: 69, Director Since: 2012	Director		C
David Ottewell Arizona, USA Age: 60, Officer Since: 2012	Vice President and CFO	n/a	n/a	n/a	n/a	n/a	n/a

C	Committee Chair	CCC	Corporate Communications Committee
AC	Audit Committee	CGN	Corporate Governance and Nominations Committee
CC	Compensation Committee	EHSS	EHSS and Technical Committee

The Securities Held listed below for each Director nominee and NEO are as of November 30, 2020. Determination of whether each person meets the share ownership guidelines is determined by calculating the number of Common Shares and DSUs, if applicable, owned by each person, multiplied by the closing price of the Common Shares on November 30, 2020 on the NYSE American.

Elaine Dorward-King, Ph.D.
Independent Director Since 2020

Dr. Elaine Dorward-King has spent the majority of her career in mining, most recently serving as a non-executive director of four publicly listed mining companies. From March 2013 until June 2019, she served as Newmont Mining Corporation’s (“Newmont”) Executive Vice President of Sustainability and External Relations, and from June 2019 until January 2020 she served as Newmont’s Executive Vice President of Environmental, Social and Governance Strategy. Prior to joining Newmont, Dr. Dorward-King spent 20 years with Rio Tinto, one of the world’s largest diversified producers of metals and minerals, in general management and Environmental Health and Safety leadership roles. Dr. Dorward-King has over 30 years of leadership experience in creating and implementing sustainable development, safety, health and environmental strategy, and programs in mining, chemical, and engineering consulting sectors. Currently Dr. Dorward-King serves on the Board of Directors of Kenmare Resources plc, one of the world’s largest producers of mineral sands products, Great Lakes Dredge and Dock Company, LLC, the largest provider of dredging services in the United States, and Sibanye-Stillwater, a leading international precious metals mining company.

Dr. Dorward-King holds a bachelor’s degree from Maryville College and received a PhD in Analytical Chemistry from Colorado State University.

The Board has determined that Dr. Dorward-King should serve as a Director for the Company to benefit from her experience as an industry leader in the development and implementation of environmental health, safety and sustainability strategies, community relations, governmental affairs, external relations, and her experience as a senior mining executive.

Dr. Dorward-King’s principal occupation for the last five years has been serving as a non-executive director (December 2019 – present) and Executive Vice President, Sustainability and External Relations at Newmont (2013 – January 2020).

Areas of expertise include health, safety and sustainability, community relations, and corporate leadership.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board Compensation EHSS & Technical	3/3 (1) 3/3 (1) 2/2 (1)	Nil	642	$6,394	$128,400	5% (2)

(1)	Dr. Dorward-King was first elected as a Director on May 14, 2020 and was appointed to the Compensation Committee and EHSS & Technical Committee on the same date. She attended all Board, Compensation Committee, and EHSS & Technical Committee meetings held in fiscal 2020 after May 14, 2020.

(2)	Dr. Dorward-King was first elected as a Director on May 14, 2020 and has until August 2025 to meet the Share Ownership Guidelines.

Sharon Dowdall
Independent Director Since 2012

Ms. Dowdall, a Director of the Company, worked in the mining industry for over 30 years. Ms. Dowdall served in senior legal capacities for Franco-Nevada Corporation (“Franco-Nevada”), a major gold-focused royalty company, and Newmont Mining Corporation, one of the world’s largest gold producers. During her 20-year tenure with Franco-Nevada, Ms. Dowdall served in various capacities, including Chief Legal Officer and Corporate Secretary and Vice President, Special Projects. Ms. Dowdall was one of the principals who transformed Franco-Nevada from an industry pioneer into one of the most successful precious metals enterprises in the world. Prior to joining Franco-Nevada, she practiced law as a partner with Smith Lyons in Toronto, a major Canadian legal firm specializing in natural resources. Ms. Dowdall is the recipient of the 2011 Canadian General Counsel Award for Business Achievement. She currently serves on the board of Olivut Resources Limited. Ms. Dowdall holds an Honours B.A. in Economics from the University of Calgary and an LLB, from Osgoode Hall Law School at York University. The Board has determined that Ms. Dowdall should serve as a Director due to her significant experience: as a natural resources lawyer, moving a precious-metals mining company from the development stage to the successful producer stage, and as a senior executive in a large international mining company.

Ms. Dowdall joined the Board in April 2012.

Ms. Dowdall has been retired since 2012. During the last five years she has served, and continues to serve, as a member of the board of Olivut Resources Limited. Ms. Dowdall was a member of the board of Foran Mining Corporation from February 2011 until May 28, 2019.

Areas of expertise include legal, corporate governance, finance, investment, valuation, securities, human resources, corporate strategy, corporate leadership, and mining industry.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board Compensation Governance & Nominations (Chair)	6/6 7/7 6/6	Nil	34,806	$346,668	$128,400	270%

Diane Garrett, Ph.D.
Independent Director Since 2018

Dr. Garrett, a Director of the Company, is the President and CEO of Hycroft Mining Holding Corporation (“Hycroft”), owner operator of the gold-silver Hycroft Mine in Northern Nevada. She has more than 20 years of senior management and financial expertise in natural resources. Prior to joining Hycroft, Dr. Garrett was the President and CEO of Nickel Creek Platinum Corp. (“NCP”). Before that, Dr. Garrett held the position of President and CEO of Romarco Minerals Inc. (“Romarco”), taking the multi-million-ounce Haile Gold Mine project from discovery to construction. Prior to that, she held numerous senior positions in public mining companies including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early in her career, Dr. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Dr. Garrett received her Ph.D. in Engineering and her Masters in Mineral Economics from the University of Texas at Austin. The Board has determined that Dr. Garrett should serve as a Director due to her significant experience: permitting, developing, and constructing gold mines, moving a precious-metals mining company from the development stage to the successful producer stage, as a senior executive in mining companies, and her technical expertise.

Dr. Garrett currently serves as the President and CEO of Hycroft and has held that position since September 2020. She also currently serves as a director of Hycroft. From June 2016 until September 2020, Dr. Garrett served as a director and as President and CEO of NCP. Dr. Garrett served as the President, CEO and as a director of Romarco from November 2002 until October 2015. Romarco was acquired by OceanaGold in 2015, at which time Dr. Garrett became a director and consultant to OceanaGold before joining NCP in June 2016. Dr. Garrett also served as Chair of the board of directors of Revival Gold from January 2018 until December 31, 2019.

Areas of expertise include engineering, mining, finance and corporate leadership.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board EHSS & Technical Governance & Nominations	6/6 4/4 6/6	7,100	7,753	$147,936	$128,400	115%

Thomas Kaplan, Ph.D.
Non-Independent Director Since 2011

Dr. Kaplan is Chairman of the Board of the Company and is also Chairman, Chief Investment Officer and Chief Executive Officer of The Electrum Group, a privately held global natural resources investment management company which manages the portfolio of Electrum. Electrum and its affiliates are collectively the largest Shareholder of the Company. Dr. Kaplan is an entrepreneur and investor with a track record of both creating and unlocking shareholder value in public and private companies. Dr. Kaplan served as Chairman of Leor Exploration & Production LLC, a natural gas exploration and development company founded by Dr. Kaplan in 2003. In 2007, Leor’s natural gas assets were sold to EnCana Oil & Gas USA Inc., a subsidiary of Encana Corporation, for $2.55 billion. Dr. Kaplan holds Bachelors, Masters and Doctoral Degrees in History from Oxford University. The Board has determined that Dr. Kaplan should serve as the Director and Chairman to gain from his experience as a developer of and investor in mining companies and oil and gas companies, as well as his significant beneficial ownership in the Company.

Dr. Kaplan’s principal occupation is Chairman and Chief Executive Officer of The Electrum Group. From March 2011 to January 2018, Dr. Kaplan served as the Chairman and Chief Investment Officer of The Electrum Group. In January 2018, Dr. Kaplan became the Chairman, Chief Investment Officer and Chief Executive Officer of The Electrum Group. Dr. Kaplan served as Chair of the Board of Sunshine Silver Mines Corporation (now known as Gatos Silver, Inc.), a privately held company, from January 2020 through October 2020.

Areas of expertise include: finance, mergers and acquisitions, mining industry.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board (Chair)	6/6	218,495 (3)	72,016	$2,893,490	128,400	2,253%

(3)	See description of Electrum’s holdings and Dr. Kaplan’s relationship with Electrum under “Voting Shares and Principal Holders Thereof.”

Gregory Lang
Non-Independent Director Since 2012

Mr. Lang is President and Chief Executive Officer of the Company. Mr. Lang has over 35 years of diverse experience in mine operations, project development and evaluation, including time as President of Barrick Gold North America, a wholly-owned subsidiary of Barrick Gold Corporation (“Barrick”). Mr. Lang held progressively responsible operating and project development positions over his 10-year tenure with Barrick and, prior to that, with Homestake Mining Company and International Corona Corporation, both of which are now part of Barrick. He holds a Bachelor of Science in Mining Engineering from the University of Missouri-Rolla and is a Graduate of the Stanford University Executive Program. The Board has determined that Mr. Lang should continue to serve as a Director to gain his insight as an experienced mine engineer, as well as his expertise in permitting, developing and operating large-scale assets, and as a successful senior executive of other large gold-mining companies.

Mr. Lang served as the President of Barrick Gold North America until December 2011 and has served as the Company’s President and Chief Executive Officer since January 2012.

During the most recent five years, Mr. Lang has served, and continues to serve, as a director of Trilogy Metals Inc. He served as a director of Sunward Resources Limited until June 2015.

Areas of expertise include: mining operations, mine development and evaluation, mine permitting, corporate leadership and mining industry.

Board / Committee Membership	Overall Attendance 100%	Securities Held				Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	PSUs #	Value of Common Shares Held as of 11/30/2020 $	Total $	% Met
Board EHSS & Technical Corporate Communications	6/6 4/4 2/2	1,822,382	Nil	777,800	$18,150,925	$3,914,000	464% (4)

(4)	Mr. Lang has exceeded his share ownership requirement as President and Chief Executive Officer as of November 30, 2020 based upon an amount equal to five times his annual salary as of November 30, 2020. See “Executive Share Ownership” for details on the share ownership guidelines applicable to Mr. Lang. PSUs are not included in determining whether an NEO meets the Share Ownership Guidelines.

Igor Levental
Independent Director Since 2010

Mr. Levental, a Director of the Company, is President of The Electrum Group, a privately held global natural resources investment management company which manages the portfolio of Electrum. Electrum and its affiliates are collectively the largest Shareholder of the Company. Mr. Levental has more than 30 years of international experience in the mining industry and has held senior positions with major mining companies including Homestake Mining Company and International Corona Corporation. Mr. Levental is a Professional Engineer with a BSc in Chemical Engineering and an MBA from the University of Alberta. The Board has determined that Mr. Levental should serve as a Director for the Company to benefit from his extensive experience as an executive of large mining companies.

Mr. Levental’s primary occupation during the last five years has been President of The Electrum Group. Mr. Levental also currently serves as a director of Gatos Silver, Inc., formerly known as Sunshine Silver Mines Corporation, a position he has held since March 2019. During the most recent five years, Mr. Levental served as a director of Gabriel Resources Limited until June 2016, as a director of Trilogy Metals Inc. until June 2016, and as a director of Taung Gold International Limited until September 2017.

Areas of expertise include: corporate development, finance, mergers and acquisitions, corporate governance and mining industry.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board Governance & Nominations Corporate Communications (Chair)	6/6 6/6 2/2	99,999	47,928	$1,473,353	$128,400	1,147%

Kalidas Madhavpeddi
Independent Director Since 2007

Mr. Madhavpeddi, a Director of the Company, has 40 years of international experience in corporate strategy, mergers and acquisitions, government relations, marketing, mining engineering and capital. He is currently the President of Azteca Consulting LLC, an advisory firm to the metals and mining sector, a position he has held since 2006. From 2010 to 2018 he was CEO of China Molybdenum, a HK listed global producer of copper, gold, cobalt, phosphates, niobium and molybdenum. His extensive career in the mining industry includes over 25 years at Phelps Dodge Corporation (now Freeport-McMoRan), as Senior Vice President and contemporaneously the President of Phelps Dodge Wire & Cable. Mr. Madhavpeddi is an alumnus of the Indian Institute of Technology, Madras, India; the University of Iowa and the Harvard Business School. The Board has determined that Mr. Madhavpeddi should serve as a Director to benefit from his long-term experience in the mining industry working as an executive in global corporate development, exploration, mergers and acquisitions, joint ventures and finance.

Mr. Madhavpeddi currently serves as a director of Dundee Precious Metals (since February 1, 2021), Glencore plc (since February 4, 2020) and Trilogy Metals Inc. (since 2012). Mr. Madhavpeddi previously served as the CEO of China Molybdenum from September 2008 until April 2018, as Chairman of the Board of Namibia Rare Earths from 2010 until 2016, and as a director of Capstone Mining from 2012 until April 2019.

Areas of expertise include: corporate strategy, mergers and acquisitions, mining operations, exploration and capital, marketing and sales, corporate leadership and human resources/compensation.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board Compensation (Chair) EHSS	6/6 7/7 4/4	80,404	39,656	$1,195,798	$128,400	931%

Clynton Nauman
Independent Director Since 1999

Mr. Nauman, a Director of the Company, is the Chief Executive Officer of Alexco Resource Corp. and Asset Liability Management Group ULC. He was formerly President of Viceroy Gold Corporation and Viceroy Minerals Corporation and a director of Viceroy Resource Corporation, positions he held from February 1998 until February 2003. Previously, Mr. Nauman was the General Manager of Kennecott Minerals from 1993 to 1998. Mr. Nauman has over 35 years of diversified experience in the mining industry ranging from exploration and business development to operations and business management in the precious metals, base metals and coal sectors. The Board has determined that Mr. Nauman should serve as a Director to gain from his significant experience as a senior mining executive working in the areas of environment, engineering and operations.

Mr. Nauman’s principal occupation for the last five years has been CEO of Alexco Resource Corp. and of Asset Liability Management Group ULC. Mr. Nauman has served as a director of Alexco Resource Corp. since 2006.

Areas of expertise include: environmental, geology, exploration, operations, mining industry and corporate leadership.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board Audit EHSS & Technical (Chair)	6/6 4/4 4/4	129,445	39,656	$1,684,246	$128,400	1,312%

Ethan Schutt
Independent Director Since 2019

Mr. Schutt, a Director of the Company, is the CEO of Alaska Native Resource Development, LLC, an Alaska Native Tribal Health Consortium (ANTHC) company. ANTHC provides health services for Alaska Native people, as well as training, health education, disease and injury prevention, and rural water and sewer construction. In his current role, Mr. Schutt provides coordination and support to ensure proper prioritization and alignment of ANTHC resources. Previously Mr. Schutt served as the Chief of Staff of ANTHC. ANTHC provides health services for Alaska Native people, as well as training, health education, disease and injury prevention, and rural water and sewer construction. Prior to joining ANTHC, Mr. Schutt first served as General Counsel, and later became the Senior Vice President of Land and Energy Development, for Cook Inlet Region Inc. (CIRI). CIRI is an Alaska Native Claims Settlement Act (ANCSA) corporation dedicated to the economic and social well-being of its Alaska Native shareholders with resources generated from its lands and businesses. As CIRI’s Senior Vice President of Land and Energy Development, he led a team of professionals that managed CIRI’s ANCSA lands including the exploration and leasing of those lands for oil and gas, mineral, and other natural resource development. He also directed CIRI’s efforts in developing renewable and alternative energy projects. Mr. Schutt previously served as a member of the board of Doyon, Limited and served as General Counsel for Tanana Chiefs Conference. Mr. Schutt is an expert on ANCSA lands and resources and currently teaches a class on the topic at the University of Alaska Anchorage. Mr. Schutt holds a Bachelor of Science degree with honors in mathematics from Washington State University and a Juris Doctor degree from Stanford Law School. The Board has determined that Mr. Schutt should serve as a Director to gain from his experience working on Alaska Native health matters, his experience as a senior resource development executive, his legal, corporate governance and external communications expertise, and his expert understanding and knowledge of ANCSA and of Alaska.

Mr. Schutt’s principal occupations for the last five years have been CEO of Alaska Native Resource Development, LLC (2020-present), Chief of Staff of ANTHC (2018 – 2020), and Senior Vice President, Land and Energy Development of CIRI (2008 – 2018). Mr. Schutt also serves as a Board Trustee of the Alaska Permanent Fund Corporation

Areas of expertise include: resource development, health and sustainability, legal, communications, corporate leadership, corporate governance, ANCSA and doing business in Alaska.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board Audit Corporate Communications Governance & Nominations	6/6 4/4 2/2 2/2 (5)	Nil	3,097	$30,846	$128,400	24% (6)

(5)	Mr. Schutt was appointed to the Corporate Governance & Nominations Committee on May 14, 2020. He attended all Corporate Governance & Nominations Committee meetings held in fiscal 2020 after May 14, 2020.

(6)	Mr. Schutt was appointed to the Board in May 2019 and has until August 2025 to meet the Share Ownership Guidelines.

Anthony Walsh, CA
Independent Director Since 2012

Mr. Walsh, a Director of the Company, has over 20 years of international experience in the field of exploration, mining and development. He was previously the President and CEO of Sabina Gold & Silver Corp. (“Sabina”) (2008-2011). Prior to joining Sabina, Mr. Walsh was President and CEO of Miramar Mining Corporation (1999-2007), Vice-President and CFO of Miramar Mining Corporation (1995-1999), the Senior Vice-President and CFO of a computer leasing company (1993-1995), and the CFO and Senior Vice-President, Finance of International Corona Mines Ltd., a major North American gold producer (1989-1992). From 1985 to 1989 he was Vice-President, Finance of International Corona Mines Ltd., and from 1973 to 1985 Mr. Walsh held various positions at Deloitte, Haskins & Sells, a firm of Chartered Accountants. Mr. Walsh graduated from Queen's University (Canada) in 1973 and became a member of The Canadian Institute of Chartered Accountants in 1976. Mr. Walsh joined the Board on March 19, 2012. The Board has determined that Mr. Walsh should serve as a Director to benefit from his experience as a senior executive in a variety of global mining companies and international accounting firms, as well as his expertise in finance, international accounting, corporate leadership and corporate governance.

Mr. Walsh has been retired since 2011, but currently serves as a director of Sabina and Dundee Precious Metals Ltd. Mr. Walsh previously served on the board of TMX Group Inc. (May 2012- May 2018), Avala Resources Ltd., (July 2010 - April 2016), Quaterra Resources Ltd. (June 2012 – March 2015), Dunav Resources Limited (July 2010 - March 2013), and on the board of Stornoway Diamonds Limited (September 2004 - November 2012).

Areas of expertise include corporate development, finance, accounting, mergers and acquisitions, corporate governance, corporate regulation, mining industry, and corporate leadership.

Board / Committee Membership	Overall Attendance 100%	Securities Held			Share Ownership Guidelines
	Regular Meeting	Common Shares #	DSUs #	Value of Securities Held as of 11/30/2020 $	Total $	% Met
Board Audit (Chair) Compensation	6/6 4/4 7/7	Nil	34,806	$323,481	$128,400	252%

David Ottewell
Vice President and Chief Financial Officer Officer Since 2012

Mr. Ottewell joined the Company on November 13, 2012, as its Vice President and Chief Financial Officer. In this role, Mr. Ottewell is responsible for all aspects of the Company’s financial management. Mr. Ottewell is a highly accomplished financial executive, with over 30 years of mining industry experience. Prior to joining the Company, he served as Vice President and Controller for Newmont Mining Corporation where he was employed since 2005, and prior to that, had a 16-year career with Echo Bay Mines Ltd., a prominent precious metals mining company with multiple operations in the Americas. Mr. Ottewell holds a Bachelor of Commerce degree from the University of Alberta and is a member of the Chartered Professional Accountants of Alberta.

Areas of expertise include: global accounting and finance, corporate disclosure, financial regulation, and mining industry.

	Securities Held			Share Ownership Guidelines
	Common Shares #	PSUs #	Value of Common Shares Held as of 11/30/2020 $	Total $	% Met
	619,024	268,400	$6,165,479	$834,400	739% (7)

(7)	Mr. Ottewell has exceeded his share ownership requirement as Vice President and Chief Financial Officer as of November 30, 2020 based upon an amount equal to two times his annual salary as of November 30, 2020. See “Executive Share Ownership” for details on the share ownership guidelines applicable to Mr. Ottewell. PSUs are not included in determining whether an NEO meets the Share Ownership Guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of March 10, 2021 by:

•	the Company’s NEOs;

•	the Company’s Directors and nominees;

•	all of the Company’s executive officers and Directors as a group; and

•	each person who is known by the Company to beneficially own more than 5% of the Company’s issued and outstanding Common Shares.

Unless otherwise indicated, the Shareholders listed possess sole voting and investment power with respect to the shares shown. The Company’s Directors and NEOs do not have different voting rights from other Shareholders.

Name	Business Address	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Gregory Lang President & CEO, Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	4,965,862 (3)	1.50%
David Ottewell Vice President & CFO	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	1,035,307 (4)	*
Thomas Kaplan Chairman of the Board	535 Madison Avenue, 12th Floor New York, NY 10022 USA	85,129,713 (5)	25.69%
Elaine Dorward-King Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	1,770 (6)	*
Sharon Dowdall Director	400 Burrard Street, Suite 1860 Vancouver, BC V6C 3A6 Canada	304,269 (7)	*
Diane Garrett Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	194,948 (8)	*
Igor Levental Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	416,524 (9)	*
Kalidas Madhavpeddi Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	388,655 (10)	*

Name	Business Address	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Clynton Nauman Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	437,696 (11)	*
Ethan Schutt Director	201 South Main, Suite 400 Salt Lake City, Utah 84111 USA	55,659 (12)	*
Anthony Walsh Lead Director	400 Burrard Street, Suite 1860 Vancouver, BC V6C 3A6 Canada	264,269 (13)	*
All Directors, nominees and executive officers as a group (14 persons)		11,144,441	29.05%
Electrum Strategic Resources LP	535 Madison Avenue, 12th Floor New York, NY 10022 USA	84,569,479 (14)	25.52%
FMR LLC	245 Summer Street Boston, MA 02210 USA	24,700,144 (15)	7.45%
Paulson & Co. Inc.	1251 Avenue of the Americas New York, NY 10020 USA	22,226,300 (16)	6.71%
BlackRock, Inc.	55 East 52nd Street New York, NY 10055	21,165,677 (17)	6.39%
(1)	Under applicable U.S. securities laws, a person is considered to be the beneficial owner of securities they own (or certain persons whose ownership is attributed to them) or securities that the person can acquire within 60 days, including upon the exercise of options, warrants or convertible securities.
(2)	Based on 331,331,184 Common Shares outstanding as of March 10, 2021, and includes any Common Shares deemed to be beneficially owned pursuant to options that are exercisable within 60 days of March 10, 2021.
(3)	Includes 2,987,200 stock options exercisable within 60 days of March 10, 2021.
(4)	Includes 322,741 stock options exercisable within 60 days of March 10, 2021.
(5)	Includes 84,569,479 Common Shares held by Electrum and an affiliate. Dr. Kaplan is the Chairman and Chief Executive Officer of The Electrum Group and thereby may be deemed to have shared voting and investment power over such shares. Dr. Kaplan disclaims beneficial ownership in such shares except to the extent of a minor pecuniary interest. Also includes 267,467 stock options exercisable within 60 days of March 10, 2021.
(6)	includes 0 stock options exercisable within 60 days of March 10, 2021.
(7)	Includes 268,334 stock options exercisable within 60 days of March 10, 2021.
(8)	Includes 178,967 stock options exercisable within 60 days of March 10, 2021.
(9)	Includes 267,467 stock options exercisable within 60 days of March 10, 2021.
(10)	Includes 267,467 stock options exercisable within 60 days of March 10, 2021.
(11)	Includes 267,467 stock options exercisable within 60 days of March 10, 2021.
(12)	Includes 51,434 stock options exercisable within 60 days of March 10, 2021.
(13)	Includes 228,334 stock options exercisable within 60 days of March 10, 2021.
(14)	According to a Schedule 13D/A filed with the SEC on December 31, 2012, each of Electrum, The Electrum Group, Electrum Global Holdings LP, TEG Global GP Ltd, Leopard Holdings LLC and GRAT Holdings LLC have shared voting and dispositive power over 79,569,479 Common Shares. In addition, GRAT Holdings LLC has sole voting and dispositive power over 5,000,000 Common Shares. Electrum Global Holdings LP is the owner of all limited partnership interests of Electrum and all of the equity interests of Electrum Strategic Management LLC, the general partner of Electrum. TEG Global GP Ltd is the sole general partner of, and The Electrum Group is the investment adviser to, Electrum Global Holdings LP. The Electrum Group possesses voting and investment power with respect to assets of Electrum, including indirect investment discretion with respect to the Common Shares held by Electrum. GRAT Holdings LLC indirectly controls Electrum through Leopard Holdings LLC. The investment committee of GRAT Holdings LLC exercises voting and investment decisions on behalf of GRAT Holdings LLC. The address listed in such filing of Leopard Holdings LLC and GRAT Holdings LLC is 535 Madison Avenue, 12th Floor, New York, New York 10022 and the address listed in such filing of the Electrum Group, Electrum Global Holdings LP and TEG Global GP Ltd is 700 Madison Ave., 5th Floor, New York, New York 10065. Thomas Kaplan, Chairman of the Board of Directors of the Company, is also Chairman and Chief Executive Officer of The Electrum Group. Mr. Kaplan disclaims beneficial ownership in the Electrum shares except to the extent of a minor pecuniary interest.
(15)	According to a Schedule 13G/A filed with the SEC on February 8, 2021, FMR LLC has sole voting power over 3,462,678 of the shares and sole dispositive power over 24,700,144 of the shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares. No one other person’s interest in the shares is more than 5% of the outstanding shares of the Company.

(16)	According to a Schedule 13G/A filed with the SEC on February 16, 2021, Paulson & Co. Inc. has sole voting and dispositive power over all such shares.
(17)	According to a Schedule 13G filed with the SEC on January 29, 2021, BlackRock, Inc. has sole voting power over 20,552,048 of the shares and sole dispositive power over 21,165,677 of the shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares. No one other person’s interest in the shares is more than 5% of the outstanding shares of the Company.

*	Percentage of Common Shares beneficially owned or over which control or direction is exercised is less than 1%.

As of March 10, 2021, there were approximately 594 registered holders of the Company’s Common Shares.

The Company has no knowledge of any other arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a Change of Control of the Company.

Meetings of the Board and Board Member Attendance at the Annual Meeting

During the fiscal year ended November 30, 2020, the Board held seven meetings. None of the incumbent Directors attended fewer than 75% of the aggregate of the total number of Board meetings and meetings of the committees on which each Director serves.

Board members are not required to attend the annual general meeting; however, the following ten Directors attended the Company’s annual meeting of shareholders held on May 14, 2020 via webcast and/or teleconference: Elaine Dorward-King (nominee at the time), Sharon Dowdall, Diane Garrett, Thomas Kaplan, Gregory Lang, Igor Levental, Kalidas Madhavpeddi, Clynton Nauman, Ethan Schutt and Anthony Walsh.

Legal Proceedings

Neither the Company nor any of its property is currently subject to any material legal proceedings or other adverse regulatory proceedings. We do not currently know of any material legal proceedings against us or our subsidiaries involving our Directors, proposed Directors, executive officers or Shareholders of more than 5% of our voting shares, affiliates of the Company, or any associate of any such Director, executive officer, affiliate of the Company or Shareholder, or any material interest adverse to the Company or our subsidiaries. None of our Directors, proposed Directors or executive officers has, during the past ten years, been involved in any material bankruptcy, criminal or securities law proceedings.

Cease Trade Order, Bankruptcy, Penalties and Sanctions

No proposed director of the Company is, as of the date hereof or was within 10 years before the date hereof, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No proposed director of the Company:

(a)	is, as of the date hereof or was within 10 years before the date hereof, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)	has, within 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

No proposed director of the Company has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected. As of March 10, 2021, Electrum held 84,569,479 Common Shares, representing approximately 25.52% of the Company’s issued and outstanding shares. Pursuant to the Unit Purchase Agreement dated December 31, 2008 between the Company and Electrum, the Company provided Electrum with the right to designate an observer at all meetings of the Company’s Board and any committee thereof so long as Electrum and its affiliates hold not less than 15% of the Company’s Common Shares. Electrum designated Igor Levental as its observer at the Company’s Board meetings. In July 2010, the Company appointed Igor Levental as a Director of the Company. In November 2011, Dr. Thomas Kaplan was appointed the Chairman of the Company’s Board. Dr. Kaplan is also the Chairman and Chief Executive Officer of The Electrum Group.

Interest of Certain Persons or Companies in Matters to be Acted Upon

Except as described in this Circular, no (i) person who has been a Director or executive officer of the Company at any time since the beginning of the Company’s last financial year, (ii) proposed nominee for election as a Director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

compensation discussion & analysis

Overview

The following section of the Circular presents information regarding the design, governance, and implementation of the Company’s compensation program. The Compensation Committee (referred to in this section as the “Committee”) regularly reviews executive compensation.

During 2012, the Company implemented a fundamental restructuring which repositioned the Company as a pure gold play focused on permitting and developing its 50%-owned Donlin Gold property, one of the world's largest known undeveloped open-pit gold deposits. The restructuring included the spinout of the Company’s non-core properties into Trilogy Metals Inc. (formerly known as NovaCopper Inc.) to the Company’s Shareholders, the hiring of Gregory Lang as President and CEO, and his recruitment of a new executive team with demonstrated experience in permitting, engineering, building and operating large, open-pit gold mines in remote locations.

Because of Donlin Gold’s unique attributes and the Company’s relationships with major international mining companies, the compensation program was designed to attract, retain, and incentivize individuals who have experience with complex, large-scale development properties and in senior management roles with large international mining companies.

The Board and management believe that every employee should be an owner of the Company because ownership is fundamental to aligning management’s and employees’ interests with those of Shareholders. As a result, share-based compensation is an important component of the Company’s compensation program. In August 2020, based on a recommendation from the Committee after a routine review of the Company’s executive and director compensation programs, the Board amended the Company’s share ownership guidelines to increase the minimum holding requirements for Directors and the President and CEO. The Directors’ minimum share ownership requirement increased from an amount equivalent to C$50,000 to three times the Directors’ annual retainer, or $142,800. The President and CEO’s minimum share ownership requirement increased from an amount equivalent to three times his annual base pay to five times his annual base pay.

In addition, the Company is committed to aligning management compensation with Shareholder interests through performance-based compensation. As Donlin Gold is in the development stage, the Company is not able to use typical operating company metrics (e.g., revenues, operating cash flow, production, costs, net income) as the basis for the performance-based components of its compensation program. The Committee worked extensively with management and with its compensation consultant, Mercer (Canada) Limited (“Mercer” or the “Compensation Consultant”), to define criteria for all aspects of the Company’s 2020 compensation program, including the performance-based compensation.

NOVAGOLD employees were instrumental in the achievement of important milestones relative to Donlin Gold in fiscal year 2020, including:

(i)	Completed the Donlin Gold 2020 drill program on time and under budget, despite a six week pause to put a COVID-19 management plan into place,

(ii)	Made significant advances in the Donlin Gold permitting program, including obtaining a second extension of the air quality permit, issuance of public notice of the project’s proposed water rights, and the submission of draft project trust fund agreements to the State of Alaska,

(iii)	Continued to assist with Donlin Gold’s community outreach planning and execution, including the completion of three friendship agreements with the Yukon-Kuskokwim (Y-K) villages of Nikolai, Crooked Creek and Sleetmute, and

(iv)	Completed six community development projects in the Y-K region, including the distribution of food and personal protective equipment (PPE) to villages locked down in response to COVID-19, and a waste backhaul event that Donlin Gold co-sponsored with the Association of Village Council Presidents, Yukon-Kuskokwim Health Corporation and Orutsararmiut Native Corporation that removed 45,000 pounds of hazardous and electronic waste from Y-K communities.

Compensation Governance

The Committee is a standing committee of the Board and is appointed by and reports to the Board, with a mandate to assist the Board in fulfilling its oversight responsibilities related to the:

•	appointment, performance evaluation, and compensation of the Company's CEO and other executive officers of the Company;

•	succession planning relating to the CEO, other executive officers and other key employees, including appointments, reassignments, and terminations;

•	compensation structure for the CEO and other executive officers including annual, mid-term and long-term incentive plans involving share issuances or share awards;

•	determination of Director compensation; and

•	share ownership guidelines for the CEO, other executive officers, and Directors.

The charter of the Committee is available at www.novagold.com under the Governance tab. More information regarding the responsibilities and operation of the Committee and the process by which compensation is determined are discussed starting on page 36 in “Statement of Executive Compensation” and on page 74 under the heading “Non-Executive Director Compensation”.

For the year ended November 30, 2020, the Committee consisted of four independent Directors: Kalidas Madhavpeddi (Chair), Elaine Dorward-King, Sharon Dowdall and Anthony Walsh. All current members of the Committee are non-executive Directors of the Company and satisfy all applicable independence standards of the NYSE American. The Committee met seven times in the fiscal year ended November 30, 2020. More information regarding the qualifications of each of the members of the Committee is provided in “Information Concerning the Board of Directors, Director Nominees, and Executive Officers” above.

Compensation Committee’s Relationship with its Independent Compensation Consultant

The Committee has directly engaged Mercer to provide specific support to the Committee in determining compensation for the Company’s officers and Directors, including during the most recently completed fiscal year. Such analysis and advice from the Compensation Consultant includes, but is not limited to, executive compensation policy (for example, the choice of companies to include in the Peer Group (as defined below) and compensation philosophy), total compensation benchmarking for the NEOs, and incentive plan design. In addition, this support has also consisted of: (i) the provision of general market observations throughout the year with respect to market trends and compensation governance issues; (ii) the provision of benchmark market data; and (iii) attendance at Committee meetings. Decisions made by the Committee, however, are the responsibility of the Committee and may reflect factors and considerations other than the information and recommendations provided by the Compensation Consultant. In addition to this mandate, the Compensation Consultant provides general employee compensation consulting services to the Company; however, these services are limited in size and scope and are of significantly lesser value than those provided related to executive officer and Director compensation.

The Committee Chair pre-approves a Statement of Work provided by the Compensation Consultant prior to the start of the annual executive officer and Director compensation reviews, or any other special project. The Statement of Work confirms the work that the Compensation Consultant is asked to complete and the associated fees. The Committee has assessed the independence of the Compensation Consultant pursuant to SEC rules and concluded that the Compensation Consultant’s work for the Committee does not raise any conflict of interest. The Committee regularly assesses the performance of the Compensation Consultant and may, from time to time, determine that obtaining competitive proposals is appropriate.

The fees paid to the Compensation Consultant for services performed in fiscal year 2020 were C$58,100 to assist the Committee in developing the Company’s compensation policies and programs. No other fees were paid to the Compensation Consultant for services provided to the Committee during the fiscal year ended November 30, 2020. In fiscal year 2019, Mercer was paid C$60,800 to perform similar services. The Compensation Consultant is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. (MMC). Marsh Risk & Insurance Services (“Marsh”), an MMC affiliate, provides insurance broker services to the Company. The engagement of Marsh did not require or receive approval of the Board or the Committee. During the year ended November 30, 2020, Marsh billed the Company $164,890 for insurance brokerage services. With respect to the engagement of Mercer, the Committee considered various factors that may impact the independence of Mercer, including the amounts payable to Mercer and Marsh as described above, and whether any other relationships existed between Mercer or Marsh, on the one hand, and any executive officer of the Company or any member of the Board, on the other hand, and the Committee determined that a conflict of interest did not exist.

Risk Assessment of Compensation Policies and Practices

Annually, the Committee conducts a risk assessment of the Company’s compensation policies and practices as they apply to all employees, including all executive officers. The design features and performance metrics of the Company’s cash and stock-based incentive programs, along with the approval mechanisms associated with each, are evaluated to determine whether any of these policies and practices would create risks that are reasonably likely to have a material adverse effect on the Company.

Checklist of Compensation Practices

WHAT WE DO	WHAT WE DON’T DO
✓ Base the vast majority of pay on performance; most compensation is therefore at-risk	x No repricing or exchange of underwater stock options

✓ Align pay and performance	x No special change of control provisions for executives

✓ Establish rigorous Company goals for annual incentive program	x No excessive perquisites

✓ Prohibit hedging and pledging of Company stock	x No special tax gross ups

✓ Include “double trigger” change of control provisions in equity plans	x No guaranteed annual salary increases or bonuses

✓ Apply Clawback Policy to annual incentive program and equity awards	x No plans that encourage excessive risk-taking

As part of the review, the following characteristics of the Company’s compensation policies and practices were noted as being characteristics that the Company believes reduce the likelihood of risk-taking by the Company’s employees, including the Company’s officers and non-officers:

•	The Company’s compensation mix is balanced among fixed components such as salary and benefits, and variable components such as an annual incentive program opportunity and long-term performance-based incentives, including PSUs and stock options.

•	The Committee, under its charter, has the authority to retain any advisor it deems necessary to fulfill its obligations and has engaged the Compensation Consultant. The Compensation Consultant assists the Committee in reviewing executive compensation and provides advice to the Committee on an as-needed basis.

•	The annual incentive program for the executive management team, which includes each of the NEOs, is approved by the Board. Individual payments are based on a combination of quantitative and qualitative metrics, as well as discretionary factors. More information about the annual incentive program goals can be found on pages 39-55 of this Circular.

•	Stock-based awards for all employees are recommended by the Committee and approved by the Board.

•	The Board approves the compensation for the President and CEO based upon a recommendation by the Committee, which is comprised entirely of independent Directors.

•	The nature of the business in which the Company operates requires some level of risk-taking to acquire reserves and to develop mining operations in the best interest of all stakeholders. Consequently, the executive compensation policies and practices have been designed to encourage actions and behaviors directed toward increasing long-term value while limiting incentives that promote excessive risk-taking.

Based on this assessment, the Committee concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Employees of NOVAGOLD, including NEOs, and Directors are not permitted to purchase financial instruments, including, for greater clarity, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the employee or Director. Additionally, the Company does not permit any employees or Directors to pledge Company securities to secure personal debts or loans.

Peer Group for 2020 Executive Compensation Planning

The Committee retained the Compensation Consultant to assist the Committee in determining appropriate levels for each of the three main components of total direct compensation for the Company’s Directors and NEOs for fiscal year 2020. The Compensation Consultant’s work encompasses a review of the Company’s executive compensation philosophies relative to a comparable group of mining companies using the publicly available filings of these peer companies.

A compensation peer group of mining companies was developed using the following selection criteria:

•	Canadian and/or U.S. listed companies;
•	market capitalization and/or total assets similar to the Company;
•	gold, diversified metals and mining, or precious metals/minerals industry;
•	complexity of operation/business strategy relative to the Company; and
•	experienced, full-time executive team.

The Company considers the above selection criteria to be relevant because it results in a group of companies in our industry that are similar in size by market capitalization and/or assets, operating jurisdictions and/or stage of development.

During August 2019, based upon considerations of the selection criteria, stage of development and operating jurisdictions, the following peer group companies were selected based upon the company data below as of July 31, 2019, which was near the time the Company’s 2020 peer group was selected. The Company’s 2020 peer group below (collectively, the “Peer Group”) reflects the following changes from the 2019 peer group: i) the addition of Pan American Silver Corporation, B2Gold Corporation and OceanaGold Corporation, and ii) the removal of Kirkland Lake Gold Ltd. (market cap too large), Tahoe Resources Inc. (acquired by Pan American Silver), and Guyana Goldfields Inc. (market cap too low).

All values in C$ millions (1)

Company Name	Market Cap. (2)	Total Assets (3)	Revenue (3)	GICS Description (4)	Primary Mining Location(s)	1-yr TSR (5) %	3-yr TSR (5) %	5-yr TSR (5) %
Pan American Silver Corp.	$4,420	$4,429	$1,051	Silver	Mexico, Americas, Canada	1%	-5%	7%
B2Gold Corp.	$4,398	$3,366	$1,576	Gold	Burkino Faso, Côte d’Ivoire	35%	2%	8%
Detour Gold Corp.	$3,529	$3,298	$1,026	Gold	Canada	58%	-16%	10%
Alamos Gold Inc.	$3,491	$4,277	$822	Gold	Canada, Mexico, Turkey, US	26%	-9%	N/A
Centerra Gold Inc.	$3,255	$3,745	$1,718	Gold	Int’l.	91%	13%	15%

Company Name	Market Cap. (2)	Total Assets (3)	Revenue (3)	GICS Description (4)	Primary Mining Location(s)	1-yr TSR (5) %	3-yr TSR (5) %	5-yr TSR (5) %
Pretium Resources Inc.	$2,744	$2,087	$564	Gold	Canada	39%	-1%	14%
SSR Mining Inc.	$2,638	$2,084	$582	Gold	Americas	63%	6%	16%
OceanaGold Corporation	$2,365	$2,658	$954	Gold	Philippines, New Zealand, US	-5%	-6%	4%
IAMGOLD Corporation	$2,307	$5,131	$1,318	Gold	Int’l.	-32%	-10%	4%
Torex Gold Resources Inc.	$1,494	$1,595	$661	Gold	Mexico	80%	-14%	3%
Coeur Mining, Inc.	$1,394	$2,175	$790	Gold	Int’l.	-28%	-32%	-10%
MAG Silver Corp.	$1,391	$282	$0	Silver	Mexico	32%	-8%	10%
Hecla Mining Company	$1,229	$3,463	$735	Silver	Canada, Mexico, US	-37%	-33%	-10%
Seabridge Gold Inc.	$1,181	$426	$0	Gold	Canada	25%	3%	14%
New Gold Inc.	$1,106	$2,813	$814	Gold	Australia, Mexico, Canada, US	20%	-34%	-22%
TMAC Resources Inc.	$703	$1,201	$213	Gold	Canada	-13%	-27%	N/A
NOVAGOLD RESOURCES INC.	$2,754	$327	$0	Gold	Canada, US	52%	-2%	15%
Percentile Rank	65%	8%	-			75%	69%	85%

Data source: Mercer

(1)	Financial figures in U.S. dollars have been converted to CAD using the Bank of Canada 2018 average exchange rate: $1.000 USD = $1.297 CAD.
(2)	Market capitalization as of July 31, 2019.
(3)	Trailing 12-month revenue and most recently reported total assets.
(4)	S&P/JP Morgan Chase Global Industry Classification Code (GICS).
(5)	TSR denotes annualized Total Shareholder Return or change in share price adjusted for dividends for the 1, 3 and 5-year periods ended July 31, 2019.

Relative to the Peer Group, NOVAGOLD’s market capitalization was at the 65th percentile, and its asset value was at the 8th percentile as of July 31, 2019, which was near the August 2019 date when the Peer Group for 2020 executive compensation was selected.

Peer Group for 2021 Executive Compensation Planning

The Committee followed a similar process for the selection of the peer group for 2021 executive compensation planning in the second half of fiscal year 2020. The 2021 peer group is as follows:

Alamos Gold Inc.	Hecla Mining Company	Pan American Silver
B2Gold Corp.	IAMGOLD Corporation	Pretium Resources Inc.
Centerra Gold Inc.	MAG Silver Corporation	Seabridge Gold Inc.
Coeur Mining Inc.	New Gold Inc.	SSR Mining Inc.
Equinox Gold Corporation	OceanaGold Corp.	Torex Gold Resources Inc.

Changes in the 2021 peer group from the 2020 peer group are:

1.	the removal of:

a.	Detour Gold (acquired by Kirkland Lake Gold whose market cap was too large relative to NOVAGOLD’s at time of review)
b.	TMAC Resources (market cap too low; acquisition pending at time of review), and

2.	the addition of Equinox Gold Corp.

Statement of Executive Compensation

This Compensation Discussion and Analysis describes and explains the significant elements of the Company’s executive compensation program which were implemented during fiscal year 2020 to attract, retain, and incentivize the Company’s NEOs.

The Company’s NEOs during fiscal 2020 were:

•	Mr. Gregory Lang, President and CEO (CEO); and

•	Mr. David Ottewell, Vice President and CFO (CFO).

Executive Compensation Philosophy

NOVAGOLD has a pay-for-performance philosophy and the compensation programs of the Company are designed to attract and retain executive officers with the talent and experience necessary for the success of the Company. As directed by the Committee, the Company has a compensation philosophy to pay above the median of its Peer Group companies to attract and retain above average executive talent.

Why We Pay Above Median

Factors which influence this policy include the size and scale of the Company’s flagship Donlin Gold project, which is in an extremely remote location and is much larger, and likely more complex, than any asset owned by our Peer Group companies. Our executive compensation program acknowledges that managing these resources requires an executive team with extensive experience and skills in advancing significant deposits into production. Additionally, the Company works with senior mining partners as it advances its complex, large-scale project and needs to attract and retain executives with specialized skills, knowledge, and experience which come from working for and with large mining companies. Such skills and knowledge include the areas of geology, engineering, logistical planning, preparation of feasibility studies, permitting, regulation, mine construction and operation, government and community affairs, compliance, marketing, finance, and accounting.

As part of its 2020 executive compensation planning, the Committee also referred to the compensation paid by senior mining companies to their incumbents in positions comparable to those held by the Company’s NEOs. Although not included in the Peer Group, the Committee also referenced the compensation packages of Barrick Gold Corporation, Newmont Goldcorp Corporation (now known as Newmont Corporation), Kirkland Lake Gold Ltd., and Kinross Gold Corporation, as: (i) the NEOs have all previously worked for at least one of those senior mining companies, ii) to measure the competitiveness of the Company’s compensation programs, and (iii) the Committee considers those companies to be competitors for the Company’s executive talent. No changes to the Company’s compensation programs were made as a result of the supplemental review of the compensation programs of these senior mining companies. Ultimately, the Peer Group companies were selected to reflect the fact that the Company’s assets are in the development stage.

Our Annual Compensation Review Process

The Committee evaluates each officer position to establish skill requirements and levels of responsibility. The Committee, after referring to market information provided by its independent Compensation Consultant, Mercer, and after considering the CEO’s recommendations for compensation of the Company’s other officers, makes recommendations to the Board regarding compensation for the officers. The Company regularly meets with its major Shareholders to discuss a variety of matters relevant to the Company. At the request of the Committee, the Company includes the issue of executive compensation in such discussions and provides feedback from the Shareholders to the Committee.

The Committee believes that the Company’s executive compensation program structure has been successful in achieving the goals set out in the Committee’s compensation philosophy, namely attracting and retaining above-average executive talent who have worked for and with large mining companies, and who have specialized skills, knowledge and experience necessary to advance the Company’s substantial and complex Donlin Gold project. As such, the executive compensation program targets remained unchanged from 2019 to 2020. The Committee currently targets NEO compensation as follows:

•	Base Salary – 62.5th percentile of the Peer Group companies (as defined in the “Peer Group” section above);

•	Total Cash Compensation (base salary & annual incentive) – 62.5th percentile of the Peer Group companies; and

•	Total Direct Compensation (base salary, annual incentive & long-term incentive compensation) – 75th percentile of the Peer Group companies.

Executive Compensation Objectives and Elements

In establishing compensation objectives for the NEOs, the Committee seeks to accomplish the following goals:

•	Recruit and subsequently retain highly qualified executive officers by offering overall compensation that is competitive with that offered for comparable positions at Peer Group companies;

•	Incentivize executives to achieve important corporate and individual performance objectives and reward them when such objectives are met; and

•	Align the interests of executive officers with the long-term interests of Shareholders through participation in the Company’s stock-based compensation plans.

During 2020, the Company’s executive compensation package consisted of the following principal components: base salary, annual incentive cash bonus, various welfare plan benefits, 401(k) retirement account (“401(k)”), including employer matching funds for U.S. NEOs, and long-term incentives in the form of stock options and Performance Share Units (PSUs).

The following table summarizes the different elements of the Company’s total compensation package for all employees, including the NEOs:

Compensation Element	Objective	Key Feature	Compensation Element “At-Risk”
Base Salary	Provide a fixed level of cash compensation for performing day-to-day responsibilities.	Base salary bands were created and are reviewed annually based on the 62.5th percentile of the Peer Group market data for base salary. Actual increases are based on individual performance.	No
Annual Incentive Plan	Reward for short-term achievement of corporate and individual goals.	Cash payments based on a formula. Each NEO has a target opportunity based on the 62.5th percentile of the Peer Group market data for total cash. Actual payout depends on performance against annual corporate and individual goals.	Yes
Stock Options	Align executives’ interests with those of Shareholders, encourage retention and reward long-term Company performance.	Calculations for awards are based on targets for each NEO determined by targeting the 75th percentile of the Peer Group market data for total direct compensation. Stock option grants vest over three years and have a five-year term.	Yes
Performance Share Units	Align executives’ interests with those of Shareholders, encourage retention and reward long-term Company performance.	Calculations for grant amounts are based on targets for each NEO determined by targeting the 75th percentile of the Peer Group market data for total direct compensation. PSU grants cliff vest at the end of a three-year performance period and actual payout, if any, depends upon performance against corporate goals as established by the Board at the time of grant.	Yes
Employee Share Purchase Plan	Encourage ownership in the Company through the regular purchase of Company shares from the open market.	Employees may contribute up to 5% of base salary and the Company matches 50% of the employee’s contribution.	No

Compensation Element	Objective	Key Feature	Compensation Element “At-Risk”
Retirement Plans	Provide retirement savings.

401(k) – Company matches 100% of the U.S. employee’s contribution up to 5% of base salary, subject to applicable IRS limitations.

RRSP – Company matches 100% of the Canadian employee’s contribution up to 5% of base salary, subject to applicable CRA limitations.

No
Welfare Plan Benefits	Provide security to employees and their dependents pertaining to health and welfare risks.	Coverage includes medical, dental and vision benefits, short- and long-term disability insurance, life and AD&D insurance and an employee assistance plan.	No

Annual Compensation Decision-Making Process

Each year, the executive team establishes goals for the upcoming year that include key priorities and initiatives. The CEO presents these goals to the Committee and Board for consideration and approval.

The Company’s fiscal year 2021 corporate goals and weightings include:

ADVANCE DONLIN GOLD TOWARD CONSTRUCTION/PRODUCTION DECISION:

50% WEIGHT

Advance Donlin Gold permits and approvals (15%)

Threshold (~70-90% rating)	Finalize state pipeline right-of-way (secure reissuance); finalize water right adjudications.
Target (~90-110% rating)

Finalize state pipeline right-of-way (secure reissuance); finalize water right adjudications; finalize BLM 17B easements (delayed due to COVID-19); obtain Susitna Fish and Game Refuge (SFGR) permits (2 total)

Maximum (~110-150% rating)

Target items plus: obtain third extension to air quality permit (expires end of 2021). Obtaining a third extension of an air quality permit is uncommon in Alaska and nationally. An extension is preferable to starting with a new permit application. Restart dam safety certificate application work

Existing Permits (25%)

Threshold (~70-90% rating)	N/A - no payout for threshold
Target (~90-110% rating)	No successful appeals of any issued project permits/approvals
Maximum (~110-150% rating)	No outstanding appeals of any issued project permits/approvals

Donlin Gold Engineering Studies (20%)

Threshold (~70-90% rating)	N/A-no payout for threshold
Target (~90-110% rating)	Complete 2021 work program approved by Barrick and NOVAGOLD (i.e., mine closure, tailings, and pipeline de-risking studies; additional metallurgical test work)
Maximum (~110-150% rating)	Achieve target goal objectives and commence pre-work for feasibility study

Donlin Gold Resource Model (30%)

Threshold (~70-90% rating)	Develop updated resource model; design model confirmation drill program
Target (~90-110% rating)	Complete model confirmation drill program
Maximum (~110-150% rating)	Finish target goal ahead of schedule with similar scope and improved meters/day productivity or accomplish more scope (i.e., additional meters and/or holes) due to improved productivity

Donlin Gold technical report update (10%)

Threshold (~70-90% rating)	N/A - no payout for threshold
Target (~90-110% rating)	Work with Wood Canada to complete update of Donlin Gold technical report
Maximum (~110-150% rating)	N/A - no payout for maximum

MAINTAIN/INCREASE SUPPORT FOR THE DONLIN GOLD PROJECT AMONG NATIVE ENTITIES AND OTHER STAKEHOLDERS:

25% WEIGHT

Increase Level and Geographic Footprint of Donlin Gold Project Support in Y-K Region (65%)

Threshold (~70-90% rating)	No increase in the net number of villages/groups in Y-K region with opposing resolutions
Target (~90-110% rating)	No increase in the net number of villages/groups in Y-K region with opposing resolutions. Sign friendship agreements with 4 more villages (already secured Crooked Creek, Nikolai and Sleetmute in 2020)
Maximum (~110-150% rating)	No increase in the net number of villages/groups in Y-K region with opposing resolutions. Sign friendship agreements with 6 more villages, including at least one opposed to the project

Complete DGLLC Stakeholder Investment and Community Development Projects at Regional and State-Wide Level (35%)

Threshold (~70-90% rating)

With Donlin Gold and Barrick, identify and finish at least 4 community investment/development projects in Y-K region. Sponsor and engage in at least 4 of the following initiatives to maintain and build upon relationships with key stakeholders: (1) Iditarod, (2) Skiku, (3) Elder-mentor program, (4) Alaska EXCEL, (5) Bethel search and rescue, (6) Aniak Fire Rescue, (7) Bethel Basketball tournament, and (8) Campfire village programs support

Target (~90-110% rating)

No increase in the net number of villages/groups in Y-K region with opposing resolutions. Sign friendship agreements with 4 more villages (already secured Crooked Creek, Nikolai and Sleetmute in 2020)

With Donlin Gold and Barrick, identify and finish at least 6 community investment/development projects in Y-K region, including at least one project in Bethel. Sponsor and engage in at least 6 of the following initiatives to maintain and build upon relationships with key stakeholders: (1) Iditarod, (2) Skiku, (3) Elder-mentor program, (4) Alaska EXCEL, (5) Bethel search and rescue, (6) Aniak Fire Rescue, (7) Bethel Basketball tournament, and (8) Campfire village programs support

Maximum (~110-150% rating)

With Donlin Gold and Barrick, identify and finish at least 8 community investment/development projects in Y-K region, including at least one project in Bethel. One project must be a regional, multi-partner program that includes at least 3 key stakeholders. Sponsor and engage in all of the following initiatives to maintain and build upon relationships with key stakeholders: (1) Iditarod, (2) Skiku, (3) Elder-mentor program, (4) Alaska EXCEL, (5) Bethel search and rescue, (6) Aniak Fire Rescue, (7) Bethel Basketball tournament, and (8) Campfire village programs support

PROMOTE A STRONG SAFETY, SUSTAINABILITY AND ENVIRONMENTAL CULTURE:

10% WEIGHT

Maintain Strong Safety Focus at Donlin Gold (40%)

Threshold (~70-90% rating)	No lost-time incidents. Medical incident Rate of 2.5 to 3.5, not including non-work-related medical incidents or pre-existing conditions
Target (~90-110% rating)	No lost-time incidents, Medical incident rate of 1.5 to 2.5, not including non-work-related medical incidents or pre-existing conditions
Maximum (~110-150% rating)	No lost-time incidents, Medical incident rate of <1.5, not including non-work-related medical incidents or pre-existing conditions

Environmental (25%)

Threshold (~70-90% rating)	No spills to water. No more than 4 spills of greater than 10 gallons each to land
Target (~90-110% rating)	No spills to water. No more than 2 spills to land of greater than 10 gallons each to land. No citations for non-compliance with any permits from any issuing governmental agency
Maximum (~110-150% rating)	Complete target goals plus: Zero to no more than 1 spill of 10 gallons to land

Environmental, Social, Governance (ESG) and Sustainability Report (35%)

Threshold (~70-90% rating)	Establish common reporting framework with Barrick for Donlin Gold; develop reporting format for initial NOVAGOLD ESG and Sustainability report for website
Target (~90-110% rating)	Establish common reporting framework with Barrick for Donlin Gold; develop reporting format for initial NOVAGOLD ESG and Sustainability report for website and annual report; publish by April 2021
Maximum (~110-150% rating)	Complete target goals plus: develop method for quarterly updates of ESG and Sustainability metrics on website going forward (in print format annually)

MAINTAIN A FAVORABLE REPUTATION OF THE COMPANY AND ITS PROJECTS

AMONG SHAREHOLDERS:

10% WEIGHT

Shareholder Engagement (20%)

Threshold (~70-90% rating)	Proxy circular shareholder engagement campaign results in 60% eligible voter turnout at AGM
Target (~90-110% rating)	Proxy circular shareholder engagement campaign results in 70% eligible voter turnout at AGM and at least 80% of votes cast in support of each AGM proposal
Maximum (~110-150% rating)	Proxy circular shareholder engagement campaign results in 80% eligible voter turnout at AGM and at least 85% of votes cast in support of each AGM proposal

IR Program and Outreach (80%)

Threshold (~70-90% rating)	Reach out to 100% of top 20 shareholders* during the year and engage with 70%. Maintain 12 out of 20 top shareholders* and attract 2 additions to the holders who hold greater than 0.5 million shares
Target (~90-110% rating)

Reach out to 100% of top 20 shareholders* during the year and engage with 80%. Maintain 14 or more out of 20 top shareholders* and attract 3 or more additions to the holders who hold greater than 0.5 million shares

Maximum (~110-150% rating)

Reach out to 100% of top 20 shareholders* during the year and engage with 90%. Maintain 17 or more out of 20 top shareholders* and attract 3 or more additions to the holders who hold greater than 0.75 million shares

*20 top shareholders does not include passive index funds or custodial funds

MANAGE COMPANY TREASURY EFFECTIVELY AND EFFICIENTLY;

STREAMLINE CORPORATE STRUCTURE:

5% WEIGHT

Company Budget (25%)

Threshold (~70-90% rating)	Complete 2021 over budget by no more than 5% excluding payroll
Target (~90-110% rating)	Complete 2021 on budget
Maximum (~110-150% rating)	Complete 2021 under budget by 5% or better excluding payroll

Streamline Corporate Structure (45%)

Threshold (~70-90% rating)	[Descriptions redacted]
Target (~90-110% rating)
Maximum (~110-150% rating)

Streamline Corporate Structure (5%)

Threshold (~70-90% rating)	[Descriptions redacted]
Target (~90-110% rating)
Maximum (~110-150% rating)

Maintain Effective Internal Controls Over Financial Reporting (25%)

Threshold (~70-90% rating)	No material weaknesses
Target (~90-110% rating)	No material weaknesses and no unresolved significant deficiencies at year end
Maximum (~110-150% rating)	No material weaknesses and no significant deficiencies identified

Achievement of the foregoing strategic goals will be measured at the end of fiscal 2021 by assessing completion of the underlying tactical goals. Based upon the level of completion of the goals, performance ratings are determined for the Company by the Board and for each of the NEOs by the Committee. These Company and individual performance ratings are used in making decisions and calculations related to base salary increases and annual incentive payments.

The Board can exercise discretion in determining the appropriate performance rating for the Company and for the executive officers based on their evaluation of performance against goals set at the beginning of the year. The size of any payment or award is dependent on the Company and the individual performance ratings as determined by the Committee and Board. The ratings can range from 0% to 150%, with 100% representing achievement of the target goal and 150% representing the maximum allowable rating for exceeding the target goal.

The Committee makes a recommendation to the Board regarding the NEOs’ base salary and annual incentive payments. Stock option and PSU grants for NEOs are also approved by the Board and are based upon a fixed long-term incentive target for each NEO expressed as a percentage of the NEO’s base salary.

Base salary increases, if granted, are effective January 1 of each year and annual incentive payments are usually made shortly after the end of the fiscal year, which concludes each year on November 30.

The chart below illustrates the 2020 targeted and actual pay mix for the CEO and other NEO. The actual 2020 pay mix is based on compensation earned in fiscal year 2020; however, the annual incentive amounts and long-term incentive amounts earned in 2020 were paid or awarded after the close of fiscal year 2020. The NEOs’ target pay mix remains unchanged from fiscal year 2020 to fiscal year 2021.

2020 TARGET PAY MIX

2020 ACTUAL PAY MIX

Compensation Elements

After compiling information based on salaries, bonuses and other types of cash and equity-based compensation programs obtained from the public disclosure records of the Peer Group, the Compensation Consultant reported its findings and made recommendations to the Committee regarding compensation targets for Directors and NEOs.

The Committee has set the following compensation targets for the Company’s NEOs for the 2021 fiscal year, which were unchanged from fiscal year 2020:

•	CEO

o	Base Salary – 62.5th percentile of Peer Group
o	Annual Incentive Target – 100% of base salary
o	Long Term Incentive Target – 375% of base salary

•	CFO

o	Base Salary – 62.5th percentile of Peer Group
o	Annual Incentive Target – 80% of base salary
o	Long Term Incentive Target – 250% of base salary

In addition, our NEOs receive compensation in the form of Company-paid health and welfare benefits (medical, dental, vision, life, AD&D, short-term and long-term disability insurance) and a Company match on 401(k) and Employee Stock Purchase Plan contributions, which benefits are offered on par to all employees. Our NEOs are entitled to one paid executive physical per year, and Mr. Lang receives an auto allowance. The foregoing items of NEO compensation are reflected in the Summary Compensation Table on page 62 of this Circular.

Base Salary

Salaries for officers are determined by evaluating the responsibilities inherent in the position held and each individual’s experience and past performance, as well as by reference to the competitive marketplace for management talent at the Peer Group companies. The Committee refers to market information provided by the Compensation Consultant on an annual basis. The Compensation Consultant matches the executives to those individuals performing similar functions at the Peer Group companies. For the 2020 fiscal year, the Company set the 62.5th percentile of this market data as a target for base salaries.

As explained in the section "Executive Compensation Philosophy" above, the Company targets base salaries above the median of salaries paid by the Peer Group companies to assist in attracting and retaining the highly experienced people that the Company needs to be successful.

If an NEO is fully competent in their position, the NEO will be paid between 95% and 105% of the guidepost. Developing NEOs are generally paid between 80% and 94% of the guidepost and NEOs who are highly experienced and consistently perform above expectations can be paid between 106% and 120% of the guidepost. The Company most recently updated its compensation guideposts for all employees during 2019 with the assistance of Mercer. The Compensation Committee reviewed and approved the guideposts for the NEOs in March 2019.

NEO Base Salary Compared to Salary Band Guideposts

NEO	2020 Base Salary Compared to Salary Band Guidepost	Reason
Gregory Lang	Above: 114% of guidepost	Mr. Lang’s base salary is above the salary range guidepost for his role and level due to his past experience and current performance. Specifically, Mr. Lang brings his previous experience as President of Barrick Gold North America, his mine engineering and operations experience, his good reputation in the industry, and his excellent relationships with the Company’s stakeholders.
David Ottewell	At: 101% of guidepost	Mr. Ottewell’s base salary has reached the salary range guidepost for his role and level as he has now served as the Company’s VP and CFO for eight years. His current and past performance has been excellent, and his previous experience as the Vice President and Controller for Newmont Mining Corporation prepared him for the additional responsibilities incumbent upon the Vice President and CFO position at the Company.

Base Salaries for 2021

The Board agreed with the Committee’s recommendations and approved the following base salaries to be effective as of January 1, 2021 for Mr. Lang and Mr. Ottewell:

NEO	Title	2020 Base Salary	2021 Base Salary	% Change
Gregory Lang	President & CEO	$782,800	$806,300	3.0%
David Ottewell	VP & CFO	$417,200	$433,100	3.8%

Annual Incentive Plan

At the end of each fiscal year, the Committee reviews individual performance and Company performance against the goals set by the Company for such fiscal year. The assessment of whether the Company’s goals for the year have been met includes, but is not limited to, considering the quality and measured progress at the Company’s development stage projects, strong safety record, protection of the Company’s treasury, corporate alliances and similar achievements.

Annual Incentive Payment for 2020

Annual incentive awards for 2020 were based on performance relative to goals set at the beginning of fiscal year 2020. Performance is measured in two areas: company and individual. The ratings can range from 0% to 150%, with 100% representing achievement of the target goal and 150% representing the maximum allowable rating for exceeding the target goal.

Discussions around Company goals for the following year commence during strategy sessions that usually begin in the fall of the preceding year. The NEOs, the other officers and some managers are involved in the strategy sessions. These Company goals are reviewed and approved by the Committee and Board. Individual goals flow down from the Company goals to ensure that everyone’s efforts are aligned with the goals and linked to the success of the Company.

The Company also focuses on setting goals around its core values which include safety, sustainability, accountability, communication, empowerment, integrity, respect, and teamwork.

The 2020 Company goals included:

ADVANCE DONLIN GOLD TOWARD CONSTRUCTION/PRODUCTION DECISION:

45% WEIGHT

Advance Donlin Gold permits and approvals (25%)

Threshold (~70-90% rating)

Secure second extension of air quality permit; BLM to conduct field work for processing 17B easement plan; Water Rights – obtain concurrence from ADNR on an adjudication schedule for the permanent water rights for the mine.

Target (~90-110% rating)	Threshold items plus: obtain Susitna Flats Game Refuge (SFGR) Special Use Permit; complete management agreement with the State for a trust fund.
Maximum (~110-150% rating)	Target items plus: BLM to complete processing of 17B easements; Water Rights – ADNR issues public notice for adjudication for the permanent water rights for the mine.
Achievement Description

Second extension of air quality permit secured; BLM field work for 17B easement postponed-no site visit in 2020 due to COVID-19; request in to ADNR to set adjudication schedule for water rights, proposed water rights issued for public comment by ADNR in November; SFGR Special Use Permit substantially complete; draft trust fund agreements provided to State, and structure has been agreed upon with State.

Achievement Rating	100%

Existing Permits (25%)

Threshold (~70-90% rating)
Target (~90-110% rating)	No successful appeals of any issued project permits/approvals
Maximum (~110-150% rating)	No outstanding appeals of any issued project permits/approvals
Achievement Description

State pipeline ROW administrative appeal outstanding and revised draft out for 60-day public comment in September, reissued lease authorization expected in H1 2021. State 401 Certification decision expected in Q2 2021.

Achievement Rating	100%

Donlin Gold Tailings Dam (field program, design, engineering, etc.) (5%)

Threshold (~70-90% rating)	Wrap up laboratory test work for samples collected during 2019 program and organize data collection for future development of the dam safety design packages
Target (~90-110% rating)	Recommence field work for dam safety certificates
Maximum (~110-150% rating)	Recommence field work for dam safety certificates and commence preliminary design package and detailed design package work
Achievement Description

Interim report on work done to date is complete. Remainder of tailings dam work on hold pending completion of model confirmation drill program. Target goal as currently written was not achievable in 2020 due to pandemic-caused delay in work

Achievement Rating	90%

Donlin Gold Drill Program (45%)

Threshold (~70-90% rating)	Commence 2020 model confirmation drill program
Target (~90-110% rating)

Complete total budgeted program of Phase 1 (model confirmation) and Phase 2a (shallow high-grade extension) consisting of 80 holes and 22,000 meters on time and on budget. Roughly running from March to October 2020. Number of holes and meters subject to modification pending success as program advances

Maximum (~110-150% rating)	Finish target goal ahead of schedule with similar scope and improved m/d productivity or accomplish more scope (i.e., Additional meters and/or holes) due to improved productivity
Achievement Description

Drill program commenced in February 2020, paused in April 2020, recommenced late May 2020. More than 80 holes completed on budget in September 2020 despite delay in work caused by pandemic. High-quality information being gleaned from program

Achievement Rating	140%

MAINTAIN/INCREASE SUPPORT FOR THE DONLIN GOLD PROJECT

AMONG NATIVE ENTITIES AND OTHER STAKEHOLDERS:

25% WEIGHT

Increase Level and Geographic Footprint of Donlin Gold Project Support in Y-K Region (75%)

Threshold (~70-90% rating)	No increase in the net number of villages/groups in Y-K region with opposing resolutions
Target (~90-110% rating)	No increase in the net number of villages/groups in Y-K region with opposing resolutions. Sign friendship agreements with 3 villages, including at least one opposed to the project.
Maximum (~110-150% rating)	No increase in the net number of villages/groups in Y-K region with opposing resolutions. Sign friendship agreements with 5 villages, including at least two opposed to the project.
Achievement Description

Projects listed in original goal description were chosen pre-pandemic. Some adjustments due to COVID-19 were made to reflect priorities that arose due to the pandemic.

No increase or decrease in net number of villages/groups in Y-K region with opposing resolution to date. No ability to travel to region due to pandemic hampered progress on original goal. Completed signing of three friendship agreements, one of which is with Sleetmute, a village opposing the project. Friendship agreements also signed with Nikolai and Crooked Creek. The friendship agreements afford a more feasible, long-term and sustainable approach to continuing to build cooperative relationships with specific villages despite any leadership changes.

Achievement Rating	80%

Complete DGLLC Stakeholder Investment and Community Development Projects at Regional and State-Wide Level (25%)

Threshold (~70-90% rating)

Identify and finish at least 3 community investment/development projects in Y-K region. Provide for at least 3 of the following sponsorships: (1) Skiku, (2) Elder-mentor program, (3) Alaska EXCEL, (4) Bethel search and rescue, (5) water/winter safety.

Target (~90-110% rating)

Identify and finish at least 4 community investment/development projects in Y-K region, including at least one project in Bethel. Provide for at least 4 of the following sponsorships: (1) Skiku, (2) Elder-mentor program, (3) Alaska EXCEL, (4) Bethel search and rescue, and (5) water/winter safety program.

Maximum (~110-150% rating)

Identify and finish at least 6 community investment/development projects in Y-K region, including at least one project in Bethel. One project must be a regional, multi-partner program that includes at least 3 key stakeholders. Provide for all of the following sponsorships: (1) Skiku, (2) Elder-mentor program, (3) Alaska EXCEL, (4) Bethel search and rescue, (5) water/winter safety program.

Achievement Description

Projects listed in original goal description were chosen pre-pandemic. Some adjustments due to COVID-19 were made to reflect priorities that arose due to the pandemic. Mine site tours were not feasible due to pandemic-related travel restrictions.

Completed more than 5 development projects and 1 additional project specific to Bethel.

Funded all 4 designated community sponsorships, plus 2 additional sponsorships.

Achievement Rating	130%

PROMOTE A STRONG SAFETY, SUSTAINABILITY AND ENVIRONMENTAL CULTURE:

15% WEIGHT

Maintain strong safety focus at Donlin Gold (50%)

Threshold (~70-90% rating)	No lost-time incidents. Medical incident Rate of 2.5 to 3.5, not including non-work-related medical incidents or pre-existing conditions.
Target (~90-110% rating)	No lost-time incidents. Medical incident rate of 1.5 to 2.5, not including non-work-related medical incidents or pre-existing conditions.
Maximum (~110-150% rating)	No lost-time incidents. Medical incident rate of <1.5, not including non-work-related medical incidents or pre-existing conditions.
Achievement Description	No lost-time incidents in 2020. Medical incident rate of 1.27.
Achievement Rating	110%

Environmental (25%)

Threshold (~70-90% rating)	No spills to water. No more than 4 spills of greater than 10 gallons each to land.
Target (~90-110% rating)	No spills to water. No more than 2 spills to land of greater than 10 gallons each to land.
Maximum (~110-150% rating)	No spills to water. No more than 1 spill of 10 gallons to land.
Achievement Description	No spills to water in 2020. No spills greater than 10 gallons to land in 2020.
Achievement Rating	120%

Environmental (25%)

Threshold (~70-90% rating)
Target (~90-110% rating)	No citations for non-compliance with any permits from any issuing governmental agency
Maximum (~110-150% rating)
Achievement Description	No citations for non-compliance in 2020
Achievement Rating	100%

MAINTAIN A FAVORABLE REPUTATION OF THE COMPANY AND ITS PROJECTS AMONG SHAREHOLDERS:

10% WEIGHT

Shareholder Engagement (20%)

Threshold (~70-90% rating)	Proxy circular shareholder engagement campaign results in 60% eligible voter turnout at AGM.
Target (~90-110% rating)	Proxy circular shareholder engagement campaign results in 70% eligible voter turnout at AGM and at least 80% of votes cast in support of each AGM proposal.
Maximum (~110-150% rating)	Proxy circular shareholder engagement campaign results in 80% eligible voter turnout at AGM and at least 85% of votes cast in support of each AGM proposal.
Achievement Description	82.02% eligible voter turnout All directors received at least 96.74% Auditors 98.67% Stock Award Plan 94.75% PSU Plan 96.06% DSU Plan 97.19% Say on Pay 87.35% Annual Say on Frequency 99.05%
Achievement Rating	130%

IR Program and Outreach (80%)

Threshold (~70-90% rating)	Reach out to 100% of top 20 shareholders during the year and engage with 70%. Maintain 12 out of 20 top shareholders and attract 2 additions to the holders who hold greater than 0.5 million shares.
Target (~90-110% rating)

Reach out to 100% of top 20 shareholders during the year and engage with 80%. Maintain 14 or more out of 20 top shareholders and attract 3 or more additions to the holders who hold greater than 0.5 million shares.

Maximum (~110-150% rating)

Reach out to 100% of top 20 shareholders during the year and engage with 90%. Maintain 16 or more out of 20 top shareholders and attract 4 or more additions to the holders who hold greater than 0.5 million shares.

Achievement Description

Reached out to 100% of top 20 shareholders and met with 95% of the top holders. Maintained 18 of the Company’s top 20 shareholders and attracted 6 new shareholders who purchased more than 0.5 million shares during 2020.

Achievement Rating	125%

MANAGE COMPANY TREASURY EFFECTIVELY AND EFFICIENTLY;

STREAMLINE CORPORATE STRUCTURE:

5% WEIGHT

Company Budget (50%)

Threshold (~70-90% rating)	Complete 2020 over budget by no more than 5% excluding payroll
Target (~90-110% rating)	Complete 2020 on budget
Maximum (~110-150% rating)	Complete 2020 under budget by 5% or better excluding payroll
Achievement Description	On budget excluding expenses related to litigation against short seller
Achievement Rating	80%

Streamline Corporate Structure (45%)

Threshold (~70-90% rating)	[Descriptions redacted]
Target (~90-110% rating)
Maximum (~110-150% rating)
Achievement Description
Achievement Rating	90%

Streamline Corporate Structure (5%)

Threshold (~70-90% rating)	[Descriptions redacted]
Target (~90-110% rating)
Maximum (~110-150% rating)
Achievement Description
Achievement Rating	90%

The Committee and Board determined that overall the 2020 Company goals were successfully achieved at the levels as described above, and the resulting Company rating was 109%, calculated as follows:

Goal Category	Category Weight	Achievement by Category	Weighted Achievement by Category
Donlin Gold	45%	117.5%	52.88%
Maintain/Increase Support for Donlin Gold	25%	92.5%	23.13%
Safety/Environment	15%	110.0%	16.50%
Favorable Reputation	10%	126.0%	12.60%
Manage Treasury/Streamline Corporate Structure	5%	85.0%	4.25%
Totals:	100%		109.35%

The formula for determining NEO annual incentive payments each year is as follows:

STEP 1:	Company Performance Rating multiplied by 80% (A x B)	PLUS	Individual Performance Rating multiplied by 20% (C x D)
The sum of Step 1 is multiplied by:
STEP 2:	The NEO’s annual incentive target (%) E	MULTIPLIED BY	The NEO’s annual base salary ($) F

The Company performance component is weighted more heavily than the individual performance component in the formula above for each of the NEOs due to the level of influence the NEOs are expected to have over the Company’s performance.

NEO Individual Performance Ratings

In establishing the individual performance ratings for 2020, the Committee considered the following factors with respect to each of the NEOs.

NEO	Fiscal Year 2020 Individual Performance Rating	2020 Performance Highlights
		•	Commendable leadership of NOVAGOLD’s executive team as they responded to the COVID-19 pandemic.

		•	Lead effort to implement work from home safety measures to protect NOVAGOLD and Donlin Gold office employees.

Gregory Lang	124%	•	Worked with Donlin Gold LLC to implement a successful COVID-19 Management Plan to protect workers at the Donlin Gold camp.

		•	Provided direct support to Donlin Gold LLC to ensure completion of Donlin Gold 2020 drill program on time and under budget despite one-month delay due to COVID-19 pandemic.

		•	Facilitated a continued good working relationship with Barrick, co-owner of Donlin Gold.

		•	Lead role in safeguarding the Company’s treasury, ending fiscal 2020 on budget, excluding unexpected litigation expenses.

David Ottewell	130%	•	Primarily responsible for establishment of IT systems that led to a seamless and successful transition to work from home safety measures for NOVAGOLD employees in response to the COVID-19 pandemic.

		•	Worked to ensure continued strong internal controls over financial reporting and to reinforce Company cybersecurity controls while employees work remotely.

The NEOs’ annual incentive payment for fiscal 2020 performance was paid in fiscal 2021. The following table describes the 2020 annual incentive payment calculation for NEOs based on performance in 2020 applying the annual incentive calculation formula above to the columns below as follows:

((A x B) + (C x D)) x (E x F) = G

	A	B	C	D	E	F	G
nEO	2020 Company		2020 Individual		Annual Incentive Target (as a % of annual base salary)	2020 Annual Base Salary	2020 Annual Incentive payment
	Weight	Performance Rating	Weight	Performance Rating
Gregory Lang	80%	109%	20%	124%	100%	$782,800	$876,736
David Ottewell	80%	109%	20%	130%	80%	$417,200	$377,816

The foregoing table shows the actual annual incentive payment made to each NEO for their performance in 2020 in column G. The table in the section titled "Grants of Plan-Based Awards" below displays the target and maximum annual incentive payouts available to each NEO for fiscal year 2020.

Stock-Based Incentive Plans (Long-Term Incentives)

Stock-based grants are generally awarded to officers at the commencement of their employment and periodically thereafter. Annual grants of stock options and/or PSUs are made based on a target percentage of base salary for each NEO. The purpose of granting stock options and/or PSUs is to assist the Company in compensating, attracting, retaining, and motivating directors, officers, employees, and consultants of the Company, and to closely align the personal interests of such persons to those of the Shareholders. These equity vehicles were chosen because the Company believes that these vehicles best incentivize the team to focus their efforts on increasing Shareholder value over the long-term.

The Committee targeted the 75th percentile of the total direct compensation data provided by the Compensation Consultant for the NEOs. The Company uses two different plans for stock-based grants for its NEOs: the Stock Award Plan (stock options) and the PSU Plan. The percentage of stock options versus PSUs granted is determined by the Committee for each grant. The Company’s Stock Award Plan was adopted on May 11, 2004, and the PSU Plan was adopted on May 26, 2009. The Stock Award Plan is for the benefit of the officers, Directors, employees and consultants of the Company or any subsidiary company, and the PSU Plan is for the benefit of the officers, employees and consultants of the Company or any subsidiary company.

Stock options granted to the NEOs pursuant to the Stock Award Plan for performance in 2020 have a five-year life and vest over three years: 1/3 on the first anniversary of the grant date, 1/3 on the second anniversary of the grant date, and 1/3 on the third anniversary of the grant date. PSUs granted to the NEOs pursuant to the PSU Plan as of the date hereof have a three-year performance period between the grant date and the maturity date when a vesting determination is made.

On March 17, 2020, the Board approved an amendment to reduce the number of shares subject to the Stock Award Plan, to effect certain other U.S. tax related updates as a result of the Tax Cuts and Jobs Act of 2017 (the “TCJA”), and to modify the definition of Fair Market Value in the Stock Award Plan. The amendment (i) reduced the aggregate number of shares to be delivered upon the exercise of all awards granted under the Stock Award Plan from a maximum of 10% of the issued and outstanding shares of the Company at the time of grant to a maximum of 8%, on a non-diluted basis, (ii) removed the ability to grant new awards that qualify as performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code, as amended, as a result of the repeal of the exemption for qualified performance-based compensation for grants made after the date of repeal, and (iii) removed the reference to using the last recorded sale of a board lot of Common Shares the day immediately preceding the date in question from the definition of Fair Market Value, leaving the closing price of the Common Shares the day immediately preceding the date in question as the predominant method of determining Fair Market Value. This amendment to the Stock Award Plan was submitted to the TSX for approval, and conditional approval was obtained on March 19, 2020. This amendment to the Stock Award Plan was approved by the Shareholders on May 14, 2020.

On March 17, 2020, the Board approved an amendment to the PSU Plan to effect certain other U.S. tax related updates as a result of the TCJA, and to modify the definition of Market Value in the PSU Plan. The amendment (i) removed the ability to grant new awards that qualify as performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code, as amended, as a result of the repeal of the exemption for qualified performance-based compensation for grants made after the date of repeal, and (ii) removed the reference to using the sale of a board lot of Common Shares from the definition of Market Value, leaving the arithmetic average of the closing price of the Common Shares on the applicable stock exchange for the five trading days preceding the applicable date as the predominant method of determining Market Value. This amendment to the PSU Plan was submitted to the TSX for approval, and conditional approval was obtained on March 19, 2020. This amendment to the PSU Plan was approved by the Shareholders on May 14, 2020.

The value of each NEO’s long-term incentive (LTI) award is calculated as follows:

The NEO’s annual base salary ($)	MULTIPLIED BY	LTI Target %

Half of the resulting LTI award value is then divided by the Black-Scholes value of the Company’s Common Shares at fiscal year-end to arrive at the number of stock options to be granted. Inputs used in the Black-Scholes valuation model include the Company’s historical stock price to determine the stock’s volatility, the expected life of the option, which is based on the average length of time similar option grants in the past have remained outstanding prior to exercise, and the vesting period of the grant.

The remaining half of the LTI award value is divided by the closing price of the Company’s Common Shares on the NYSE American at fiscal year-end to determine the number of PSUs to be granted.

The Board of Directors approved the grant of 540,500 stock options and 199,800 PSUs in aggregate to Mr. Lang and Mr. Ottewell effective December 1, 2020, in recognition of their performance during fiscal year 2020. These grants comprise 50% of each NEO’s LTI award value in stock options and 50% in PSUs.

The PSUs granted to the NEOs on December 1, 2020 will mature in three years on or about December 1, 2023. The Committee anticipates that future PSU grants to the NEOs will mature over three years. The number of PSUs vesting for each NEO granted for 2020 performance will be based on the Company’s Common Share price performance relative to the share price performance of the S&P/TSX Global Gold Index between the PSU grant date and December 1, 2023 (the “Performance Period”). The Committee has determined that applying other types of performance criteria to the PSUs based upon Company revenues or production targets is inappropriate at this time as the Company’s assets are in the development stage. The Company’s share price performance over the Performance Period will be converted to a percentage relative to the share price performance of the S&P/TSX Global Gold Index over the same Performance Period. The table below sets out the adjustment factors for determining the number of PSUs that will vest on or shortly after the maturity date upon the Committee’s certification of the Company’s share price performance relative to that of the S&P/TSX Global Gold Index over the applicable Performance Period:

Company’s Share Price Return Relative to the S&P/TSX Global Gold Index Over the Performance Period	PSU Vest %*
Greater than 25%	150%
25%	150%
20%	140%
15%	130%
10%	120%
5%	110%
0%	100%
-5%	90%
-10%	80%
-15%	70%
-20%	60%
-25%	50%
Less than -25%	Payout subject to Board discretion
*In the event the Company’s share price return is negative over the Performance Period, vesting shall be capped at 100%.

Stock options granted to the NEOs in fiscal year 2021 based on performance in fiscal year 2020 represented approximately 0.16% of the total Common Shares issued and outstanding as of November 30, 2020. PSUs granted to the NEOs in fiscal year 2021 based on performance in fiscal year 2020 represented approximately 0.06% of the total Common Shares issued and outstanding as of November 30, 2020. Stock options granted to all Company Directors, employees, and service providers in fiscal year 2021 based on performance in fiscal year 2020 represented approximately 0.37% of the total Common Shares issued and outstanding as of November 30, 2020. PSUs granted to all Company employees and service providers in fiscal year 2021 based on performance in fiscal year 2020 represented approximately 0.10% of the total Common Shares issued and outstanding as of November 30, 2020.

The following table describes the long-term incentive awards to NEOs granted in fiscal 2021 based on performance in fiscal 2020:

NEO	Long-term Incentive Target (as a % of Base Pay) %	Stock Option Grant #	Stock Option Grant as % of Total Shares Outstanding (1) %	Stock Option exercise Price $	PSU Grant #	PSU Grant as % of Total Shares Outstanding (1) %
Gregory Lang	375	398,800	0.12	9.96	147,400	0.04
David Ottewell	250	141,700	0.04	9.96	52,400	0.02

(1)	As of November 30, 2020, the Company had a total of 330,411,589 Common Shares issued and outstanding.

Executive Share Ownership

In order to align the interests of the Company’s senior executives with those of its Shareholders, the Company first implemented share ownership guidelines for its senior executives in April 2009 and updated them for the President and CEO effective August 12, 2020. Under the guidelines, a senior executive can satisfy the applicable share ownership requirement by holding Common Shares. Stock options and unvested PSUs do not count toward this requirement. Pursuant to the guidelines, senior executives must meet their share ownership requirements within five years of becoming a senior executive or within three years of any change to the executive’s share ownership requirements. There are no equity holding period requirements.

For the President and CEO, the share ownership requirement is that amount equal to the value of five times his annual base salary. In the case of the CFO, the share ownership requirement is that amount equal to the value of two times his annual base salary and, in the case of other executives, one times their annual base salary. Upon meeting the share ownership requirement, an executive is deemed to have met the share ownership requirement going forward, regardless of changes in the price of a Common Share, so long as: (i) the executive’s share ownership does not drop below the number of shares held at the time they first met the share ownership requirement, and (ii) the applicable share ownership requirement remains the same. Executives are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive. Executives are also not permitted to pledge Company securities to secure personal debts or loans.

Fiscal Year End NEO Share Ownership

The following table outlines the aggregate value of the Common Shares held by each NEO employed by the Company as of November 30, 2020.

NEO	Eligible Share Holdings (Common Shares) #	Share Ownership Guidelines
		Requirement $		Proportion of Requirement Met (1) %
Gregory Lang	1,822,382	5 X base salary	3,914,000 (2)	464
David Ottewell	619,024	2 X base salary	834,400 (3)	739

(1)	Based on the closing Common Share price on the NYSE American on November 30, 2020 of $9.96.
(2)	Based on Mr. Lang’s annual salary effective January 1, 2020. Mr. Lang has until January 1, 2025 to meet the share ownership requirement equal to $3,914,000. Mr. Lang received a subsequent annual salary increase effective January 1, 2021 and has until January 1, 2026 to meet the share ownership requirement associated with his 2021 annual salary.
(3)	Based on Mr. Ottewell’s annual salary effective January 1, 2020. Mr. Ottewell has until January 1, 2025 to meet the share ownership requirement equal to $834,400. Mr. Ottewell received a subsequent annual salary increase effective January 1, 2021 and has until January 1, 2026 to meet the share ownership requirement associated with his 2021 annual salary.

Retirement Plans

The purpose of the Company’s retirement plans is to assist eligible employees with accumulating capital toward their retirement savings. The Company has a RRSP plan for Canadian employees, whereby employees may contribute a portion of their base pay and receive a dollar-for-dollar match from the Company of up to 5% of their base pay, subject to CRA limitations. The Company has a 401(k) retirement savings plan for U.S. employees whereby they may contribute a portion of their pay and receive a dollar-for-dollar match from the Company of up to 5% of their pay, subject to IRS limitations.

Benefits

The Company’s benefit programs provide employees with health and welfare benefits. The programs consist of medical, dental, vision, life, disability and accidental death and dismemberment insurance, and an employee assistance plan. The only benefits that NEOs receive beyond those provided to other employees is eligibility for a paid annual executive physical, and Mr. Lang receives an auto allowance.

Advisory Vote on Executive Compensation

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking you pursuant to this Circular to consider and, if deemed advisable, pass a non-binding resolution approving the compensation of the Company’s NEOs as disclosed herein (the “Executive Compensation Resolution”). See the “Non-Binding Advisory Vote on Executive Compensation” section under Additional Matters to be Acted Upon on page 10 in this Circular. At the Company’s annual meeting of shareholders held on May 14, 2020, approximately 87% of votes cast indicated approval of an advisory say-on-pay proposal with respect to the 2019 fiscal year compensation of the Company’s NEOs.

Compensation Committee Report

The Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis included herein. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2020 and the Company's Circular for the year ended November 30, 2020.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Kalidas Madhavpeddi, Chair
Elaine Dorward-King
Sharon Dowdall
Anthony Walsh

TABULAR DISCLOSURE OF EXECUTIVE COMPENSATION

Summary Compensation Table

The summary compensation table below sets out NEO compensation, including annual salary earned, incentive awards granted, and all other compensation earned, during the fiscal years ended November 30, 2020, 2019 and 2018. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed above under "Compensation Discussion & Analysis".

Name and Principal Position	Fiscal Year	Salary $	Stock Awards (1) $	Option Awards (2) $	Non-Equity Incentive Plan Compensation (3) $	All Other Compensation (4) $	Total Compensation $
Gregory Lang, President and CEO	2020 2019 2018	780,900 759,975 759,700	1,417,142 1,423,899 1,431,574	1,425,388 1,420,554 1,424,359	876,736 828,400 935,350	51,272 50,752 50,441	4,551,438 4,483,580 4,601,424
David Ottewell, Vice President and CFO	2020 2019 2018	416,183 404,042 392,392	503,303 491,632 477,449	506,456 490,523 475,149	377,816 357,696 381,538	25,576 26,863 24,420	1,829,334 1,770,756 1,750,948
(1)	Amounts are based on the grant date fair value, calculated in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 12 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2020.
(2)	Amounts are based on the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 12 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2020. Option-based awards granted during the years ended November 30, 2018, 2019 and 2020 include vested and unvested amounts.
(3)	Annual incentive payments were made subsequent to fiscal year-end.
(4)	Amounts in fiscal year 2020 include:
•	For Mr. Lang, $14,229 in 401(k) Company matching contributions, $19,523 in ESPP Company matching contributions, $670 in Company-paid life insurance premiums, $15,000 for auto allowance and $1,850 for a Company-paid executive physical.
•	For Mr. Ottewell, $14,229 in 401(k) Company matching contributions, $10,405 in ESPP Company matching contributions and $942 in Company-paid life insurance premiums.

Grants of Plan-Based Awards in Fiscal 2020

The following table provides information related to plan-based awards granted to our NEOs during fiscal year 2020 based on performance in fiscal 2019.

Grants of Plan-Based Awards
NEO	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (2)		All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options (3) #	Exercise or Base Price of Option Awards $/Sh	Grant Date Fair Value of Stock and Option Awards (4) $
		Target $	Maximum $	Target #	Maximum #
Gregory Lang	01-Dec-2019			204,700	307,050	-	546,000	6.96	2,842,530
		782,800	1,174,200			-	-	-	-
David Ottewell	01-Dec-2019			72,700	109,050	-	194,000	6.96	1,009,760
		333,760	500,640			-	-	-	-

(1)	Annual Incentive Plan estimated payments based upon performance targets for fiscal year 2020. The Annual Incentive Plan does not provide a threshold or minimum payout.
(2)	The performance criteria for Performance Share Unit Awards granted December 1, 2019 will be measured and paid out in December 2022, depending upon the level of achievement during the performance period. The PSU Plan does not provide a threshold or minimum payout.
(3)	Grants under the Stock Award Plan.

(4)	Amounts are based upon the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 12 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2020.

No stock option awards were re-priced during fiscal year 2020.

Outstanding Equity Awards at Fiscal Year-End

The following table sets out information concerning all option-based and share-based awards outstanding for each NEO as of November 30, 2020.

NEO	Option-Based Awards (1)					Share-Based Awards
	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price	Option Expiration Date	Value of Unexercised in-the-money Options (2) $	Number of Unearned Shares, Units or Other Rights that have not Vested #	Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested (3) $
Gregory Lang	1,111,800	-	$4.58	30-Nov-2021	5,981,484
	698,267	349,133	$3.85	30-Nov-2022	6,399,614
	323,000	646,000	$3.67	30-Nov-2023	6,095,010
	-	546,000	$6.96	30-Nov-2024	1,638,000
						185,000	1,842,600 (4)
						388,100	3,865,476 (5)
						204,700	2,038,812 (6)
David Ottewell	182,934	116,466	$3.85	30-Nov-2022	1,829,334
	111,534	223,066	$3.67	30-Nov-2023	2,104,634
	-	194,000	$6.96	30-Nov-2024	582,000
						61,700	614,532 (4)
						134,000	1,334,640 (5)
						72,700	724,092 (6)
(1)	The option-based awards listed in this table vest as follows: 1/3 on the Grant Date, 1/3 on the first anniversary of the Grant Date, and 1/3 on the second anniversary of the Grant Date; OR 1/3 on the first anniversary of the Grant Date, 1/3 on the second anniversary of the Grant Date, and 1/3 on the third anniversary of the Grant Date.
(2)	Based on the price of the Company’s Common Shares on the NYSE American as of November 30, 2020 of $9.96 less the option exercise price, as applicable.
(3)	Based on the price of the Company’s Common Shares on the NYSE American as of November 30, 2020 of $9.96. The Payout Value assumes that these PSUs are paid out at 100% of the grant amount.
(4)	The performance period for these PSUs ended on November 30, 2020. Subsequent to November 30, 2020, it was determined that these PSUs would vest and be paid out at 150% of the grant amount.
(5)	The performance period for these PSUs is scheduled to end on November 30, 2021. The payout, if any, is scheduled to be made on or shortly after December 1, 2021.
(6)	The performance period for these PSUs is scheduled to end on November 30, 2022. The payout, if any, is scheduled to be made on or shortly after December 1, 2022.

Option Exercises and Stock Vested in Fiscal 2020

The following table provides information regarding stock that vested from PSU grants during fiscal 2020 and stock options that were exercised by the Company’s NEOs during fiscal 2020. Stock award value is calculated by multiplying the number of vested PSUs by the market value of the underlying shares on the vesting date.

NEO	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (1) #	Value Realized on Exercise $	Number of Shares Acquired on Vesting (2) #	Value Realized on Vesting $
Gregory Lang	1,503,800	9,368,690	277,500	1,931,400
David Ottewell	423,000	1,749,376	92,550	644,148
(1)	A portion of these shares were withheld to cover the exercise price of the options.
(2)	Certain PSU grants made on December 1, 2017 matured on December 1, 2019 and were paid out on December 2, 2019 in common shares of the Company at 150% of the PSU grant amount, which shares are represented in this column. A portion of these shares were withheld by the Company to cover the estimated value of the associated withholding taxes for each NEO.

Realized and Realizable Pay (Supplemental Table)

To facilitate the Shareholders’ comparison of executive pay and performance, the Company is also disclosing the average annual “realized” and “realizable” compensation, as well as the total annual “realized” and “realizable” compensation, over the last five fiscal years for our CEO and the other NEO. Realized and realizable compensation are calculated similarly as described in the table below, but those amounts differ from the amounts in the “Summary Compensation Table” shown on page 62, prepared as required by the SEC. Realized and realizable compensation provide additional representations of executive compensation but are not a substitute for the “Summary Compensation Table”. Summary compensation table compensation (SCT), realized compensation and realizable compensation in the charts below includes the following elements of compensation found in the “Summary Compensation Table,” however, the valuation methodology of certain of these elements differs, as noted below:

Compensation type		SCT		Realized		Realizable
Base Salary	•	This value is equivalent to the aggregate value in the “Summary Compensation Table”
Bonus (Annual incentive plan)	•	This value is equivalent to the aggregate value in the “Summary Compensation Table”
PSUs	•	The value of the unvested award calculated in accordance with ASC 718.	•	The value of such awards at vesting shown in the year of the award grant rather than the year of vesting and payout.	•	The realized value, if any, plus, for unvested awards, the value based on the price of the Company’s Common Shares on the NYSE American as of November 30, 2020 of $9.96 and assuming a performance multiplier of 1.0x the grant amount.
Option awards	•	The value of the unvested award calculated in accordance with ASC 718.	•	The value received upon exercise shown in the year of the option grant rather than the year of exercise.	•	The realized value, if any, plus, for unexercised options, the value based on the price of the Company’s Common Shares on: i) the TSX as of November 30, 2020 of C$13.00 less the option exercise price and converted at C$1.2965 = US$1.00, or ii) the NYSE American as of November 30, 2020 of $9.96 less the option exercise price, as applicable.

As shown in the charts below, realized compensation for our CEO and the other NEO was lower than the five-year average annual compensation reported in the “Summary Compensation Table” (excluding “All Other Compensation”) primarily due to the time required for vesting and exercise of option awards and due to the time required for vesting and payout of PSU awards. Beginning in fiscal year 2018, the time between grant and vesting for option awards and PSU awards was extended to three years; option and PSU awards made prior to fiscal year 2018 vested over two years. Additionally, the elimination of the performance multiplier in the formula to calculate long-term incentive value, which is used to determine the number of PSUs and options granted to each NEO, resulted in a decrease in PSU grants and option grants beginning with those made in fiscal year 2018.

Realized pay and realizable pay in fiscal year 2016 is the same for the CEO and for the other NEO as all outstanding option awards have vested and were exercised, and all PSU awards granted were forfeited and paid out at 0% of the grant amount as the target performance criterion was not met. The 2016 realized pay and realizable pay amounts represent the actual value ultimately received by the CEO and the other NEO for salary, annual incentive, and options and PSUs granted during fiscal year 2016. The realized value attributable to options and PSUs granted in fiscal year 2016 were received in fiscal 2018 and subsequent years.

CEO Pay Ratio – 10.8 to 1

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in fiscal year 2020 to that of all other Company employees for the same period. The calculation of annual total compensation of all employees was determined in the same manner as the “Total Compensation” shown for our CEO in the "Summary Compensation Table" on page 62 of this Circular. Pay elements that were included in the annual total compensation for each employee are:

•	salary received in fiscal year 2020
•	annual incentive payment received for performance in fiscal year 2020
•	grant date fair value of stock option and PSU awards granted in fiscal year 2020
•	Company-paid 401(k) Plan or RRSP match made during fiscal year 2020
•	Company-paid ESPP match made during fiscal year 2020
•	Company-paid life insurance premiums during fiscal year 2020
•	auto allowance paid in fiscal year 2020
•	reimbursement for Company-paid executive physical during fiscal year 2020

Our calculation includes all employees as of November 30, 2020. We applied a Canadian to U.S. dollar exchange rate to the compensation elements paid in Canadian currency.

We determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our employees, (ii) ranking the annual total compensation of all employees except for the CEO from lowest to highest (a list of twelve employees), and (iii) since we have an even number of employees when not including the CEO, determining the average of the annual total compensation of the two employees ranked sixth and seventh on the list (the “Median Employee”).

In adopting the pay ratio rule, the SEC expressly sought to provide flexibility to each company to determine the methodology that best suits its own facts and circumstances. Our pay ratio should not be compared to other companies’ pay ratios because it is based on a methodology specific to the Company and certain material assumptions, adjustments and estimates have been made in the calculation of the pay ratio.

The annual total compensation for fiscal year 2020 for our CEO was $4,551,438 and for the Median Employee was $422,738. The resulting ratio of our CEO’s pay to the pay of our Median Employee for fiscal year 2020 is 10.8 to 1.

Performance Graph

The following graph depicts the Company’s cumulative total Shareholder returns over the five most recently completed fiscal years assuming a C$100 investment in Common Shares on November 30, 2015, compared to an equal investment in the S&P/TSX Composite Index (TSX ticker: ˄TSX) and in the S&P/TSX Global Gold Index (TSX ticker: ˄TTGD) on November 30, 2015. The Company does not currently issue dividends. The Common Share performance as set out in the graph is not indicative of future price performance.

C$	2016	2017	2018	2019	2020
Value based on C$100 invested in the Company on November 30, 2015	123	100	98	184	259
Value based on C$100 invested in the S&P/TSX Composite Index on November 30, 2015	115	127	123	143	149
Value based on C$100 invested in the S&P/TSX Global Gold Index on November 30, 2015	153	156	134	200	258

Pension Benefits and Nonqualified Deferred Compensation

The Company has no pension and no plans that provide for nonqualified deferred compensation to its NEOs.

Executive Employment Agreements

The Company has entered into employment agreements with each of the NEOs regarding, among other matters, the duties, tasks and responsibilities of each. Pursuant to an employment contract with the Company effective January 9, 2012, Mr. Lang is employed by the Company as President and CEO. Mr. Ottewell has entered into an employment agreement with NovaGold USA, Inc., a wholly owned subsidiary of the Company, effective November 13, 2012, and is employed as Vice President and Chief Financial Officer of the Company. References in this section to the “Company”, as such references relate to Mr. Ottewell, are to NovaGold USA, Inc., except with respect to a change of control in which case such references are to a change of control of the Company. The employment agreements continue indefinitely, unless and until terminated.

Compensation

Mr. Lang’s salary is reviewed at least annually by the Board. The Compensation Committee makes recommendations to the Board regarding appropriate salary adjustments. Mr. Ottewell’s salary is reviewed at least annually by the CEO. The CEO may make recommendations to the Board or the Compensation Committee of the Board regarding appropriate salary adjustments. The Company is obligated to provide the NEOs with group life, long-term disability, extended medical and dental insurance coverage in accordance with the policies and procedures of the Company in effect from time to time.

Termination

Just Cause

The Company may terminate a Named Executive Officer’s employment at any time for just cause.

Without Just Cause

The Company may terminate a Named Executive Officer’s employment at any time without just cause upon making a severance payment in an amount equal to the Named Executive Officer’s annual salary at the time of termination plus the annual incentive earned in the previous fiscal year, multiplied by two.

The Company will also continue the Named Executive Officer’s group health and dental insurance benefits, if any, for a maximum period of 12 months or until such time as he subsequently becomes covered by another group health plan or otherwise loses eligibility for Consolidated Omnibus Budget Reconciliation Act (COBRA) coverage, whichever is earlier, in accordance with COBRA and unless prohibited or restricted by applicable law. The Company will reimburse the Named Executive Officer on a tax-free basis for such COBRA premium payments. If the Company is unable to continue such group health and dental insurance benefits, or to provide them to the Named Executive Officer on a tax-favored basis, the Company will instead pay to the Named Executive Officer an amount equal to the present value of the Company’s cost of providing such benefits, such amount to be paid as soon as possible following the Executive’s termination but in any case by March 15 of the year following the year of termination. In addition, the Company will also pay to the Named Executive Officer, as soon as practical following termination of employment but in any event no later than March 15 of the year following the year of termination, a lump sum payment equal to the Company’s cost of providing group life and long-term disability insurance coverage to the Named Executive Officer for a period of 12 months.

Material Breach or Default

A Named Executive Officer may terminate his employment agreement upon a material breach or default of any term of the employment agreement by the Company; provided, in the case of Mr. Lang, that Mr. Lang must advise the Company in writing of such breach or default within 90 days of the date he has become aware (or reasonably should have become aware) of the breach or default, and such breach or default has not been cured by the Company within 30 days from the receipt of such written notice and, in the case of Mr. Ottewell, that if such material breach or default is capable of being remedied by the Company, it has not been remedied within 30 days after written notice of the material breach or default has been delivered to the Company. If an employment agreement is terminated by the Named Executive Officer as a result of a material breach or default of any term of the employment agreement by the Company, the Named Executive Officer is entitled to receive the compensation to which the Named Executive Officer would be entitled if he were terminated without just cause.

Resignation

A Named Executive Officer may terminate his employment at any time upon providing three months’ notice in writing to the Company.

Death or Disability

The Company may terminate a Named Executive Officer’s employment at any time upon the Named Executive Officer’s death or his becoming permanently disabled or disabled for a period exceeding 180 consecutive days or 180 non-consecutive days calculated on a cumulative basis over any two-year period during the term of the employment agreement. If the employment agreement is terminated due to the senior officer’s death or disability, the Company will pay to the Named Executive Officer (or his estate) his then current salary accrued as of the date of termination and a lump sum equal to his then-current annual salary.

Change of Control

The employment agreements provide for certain payments upon a “double-trigger”, which requires a “change of control”, as defined below, and, within the 12-month period immediately following a change of control, either:

•	a material change (other than a change that is clearly and exclusively consistent with a promotion) in the Named Executive Officer’s positions, duties, responsibilities, titles or offices with the Company in effect immediately prior to any change of control;

•	a material reduction in the Named Executive Officer’s base salary in effect immediately prior to any change of control;

•	any material breach by the Company of any material provision of the employment agreement; or

•	any action or event that would constitute a constructive dismissal of the Named Executive Officer at common law.

If the Named Executive Officer advises the Company in writing of the condition set forth above within 90 days of the date the Named Executive Officer has become aware (or reasonably should have become aware) of the condition, and the Company has not cured the condition within 30 days from the receipt of written notice, the Named Executive Officer’s employment will be deemed to have been terminated by the Company. The Company will, immediately upon such termination, and in all cases on or before March 15 of the year following the year in which such termination occurs, make a lump sum payment to the Named Executive Officer in an amount equal to the Named Executive Officer’s annual salary at the time of termination plus the Named Executive Officer’s annual incentive earned in the previous fiscal year, multiplied by two. The Named Executive Officer will also be entitled to the same benefits as if he were terminated without just cause.

For the purposes of the employment agreements, a “change of control” means any of the following:

•	at least 50% in fair-market value of all of the Company’s assets are sold to a party or parties acting jointly or in concert (as determined pursuant to the Ontario Securities Act, as amended (the “OSA”)) in one or more transactions occurring within a period of two years;

•	a direct or indirect acquisition of voting shares of the Company by a person or group of persons acting jointly or in concert that, when taken together with any voting shares owned directly or indirectly by such person or group of persons at the time of the acquisition, constitutes 40% or more of the Company’s outstanding voting shares, provided that the direct or indirect acquisition of voting shares of the Company by Electrum, including all persons acting jointly or in concert with Electrum, shall not constitute a “change of control” unless the acquisition of such additional voting shares, when taken together with any voting shares or securities convertible into voting shares held directly or indirectly by Electrum at the time of acquisition, constitutes 50% or more of the Company’s outstanding voting shares (all such convertible securities owned by Electrum will be deemed to be fully converted or exercised and the number of the Company’s outstanding voting shares will be adjusted to reflect such conversion or exercise);

•	a majority of the nominees of the then-incumbent Board of Directors of the Company standing for election to the Company’s Board of Directors are not elected at any annual or special meeting of the Company’s Shareholders; or

•	the Company is merged, amalgamated, consolidated or reorganized into or with another body corporate or other legal person and, as a result of such business combination, more than 40% of the voting shares of such body corporate or legal person immediately after such transaction are beneficially held in the aggregate by a person or body corporate (or persons or bodies corporate acting jointly or in concert) and such person or body corporate (or persons or bodies corporate acting jointly or in concert) beneficially held less than 40% of the Company’s voting shares immediately prior to such transaction.

Release

In order for a Named Executive Officer to receive the severance payment and the payments with respect to group health, dental, life and disability coverage in the event of termination without just cause or upon breach or default by the Company under an employment agreement, the severance payment upon the Named Executive Officer’s death or disability or the severance payment and the payments upon a double-trigger event, the Named Executive Officer must agree to enter into a separation agreement and release in a form agreeable to the Company, including a release of claims in the form provided by the Company, on or prior to the date of the expiration of any consideration period under applicable law.

Non-Solicitation

The Named Executive Officers are subject to non-solicitation provisions for a period of six months following termination of their employment for any reason.

Potential Payments Upon Termination or Change of Control

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the Named Executive Officers would have been entitled if a termination of employment or change of control occurred on November 30, 2020. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the Named Executive Officers or include distributions of plan balances under the Company’s 401(k) plan or savings plans. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination for “Just Cause” or Resignation $	Termination without “Just Cause” or Breach or Default by the Company $	Death or Disability $	Change of Control (1) $	Double-Trigger (2) $

Gregory Lang
Cash severance	-	3,319,072	782,800	-	3,319,072
Acceleration of equity awards (3)	-	-	-	24,184,184	3,676,812
Present value of group health and dental plan premiums (4)	-	24,194	-	-	24,194
Present value of group life and long-term disability premiums (5)	-	-	-	-	6,872
Total Termination Benefits	-	3,343,266	782,800	24,184,184	7,026,950
David Ottewell
Cash severance	-	1,590,032	417,200	-	1,590,032
Acceleration of equity awards (3)	-	-	-	5,883,140	1,306,092
Present value of group health and dental plan premiums (4)	-	20,887	-	-	20,887
Present value of group life and long-term disability premiums (5)	-	-	-	-	8,796
Total Termination Benefits	-	1,610,919	417,200	5,883,140	2,925,807

(1)	Represents the value of all outstanding PSUs and stock options granted on or before December 1, 2018, the vesting of which will be fully accelerated upon the occurrence of a “change of control” under the Performance Share Unit Plan and the Stock Award Plan.

(2)	Represents payments upon the occurrence of a double-trigger event under: i) the executive employment agreements in the case of cash, and ii) the Performance Share Unit Plan and the Stock Award Plan for awards made after January 2019. Excludes accelerated vesting of PSUs and stock options granted prior to January 2019 to which the Named Executive Officers may be entitled upon the occurrence of a “change of control” under the Performance Share Unit Plan and the Stock Award Plan, which are reported under “Change of Control.”

(3)	Value based on the closing price of the Company’s common shares on November 30, 2020 on the NYSE American of $9.96. For stock options, the exercise price has been deducted.

(4)	Represents reimbursement to the Named Executive Officer for premium payments for group health and dental insurance benefits, excluding gross ups to cover taxes and including a 2% COBRA administration markup.

(5)	Represents a lump sum payment equal to the Company’s cost of providing group life and long-term disability insurance coverage to the Named Executive Officer for a period of twelve months following termination.

Non-Executive DIRECTOR COMPENSATION

The Company has targeted non-executive Director total direct compensation above the median of the Peer Group for the following reasons:

•	the Company seeks to attract directors with experience working for larger companies than that of our Peer Group because of our large joint venture partner; and
•	the Company seeks to attract directors with experience working for larger companies than that of our Peer Group because of the scale and quality of the Company’s Donlin Gold asset under development in comparison to our Peer Group’s assets.

Compensation targets for non-executive Directors are:

•	For annual cash retainers – 25th percentile of the market
•	For chair fees and meeting fees – 62.5th percentile of the market
•	For total direct compensation including equity awards – 75th percentile of the market

At the request of the Compensation Committee, a review of non-executive Directors’ compensation was conducted in the fourth quarter of fiscal year 2020. The Compensation Committee, after referring to market information provided by Mercer, determined to recommend no changes to the Directors’ fiscal year 2021 compensation program from that established by the Board for fiscal year 2020. The non-executive Directors’ full compensation package is described below.

Market compensation data was sourced from compensation data disclosed in the proxy statements of other publicly traded companies. As with the Company’s NEOs, the data was collected from the proxy statements of the companies included in NOVAGOLD’s 2021 Peer Group consisting of: Alamos Gold Inc., B2Gold Corp., Centerra Gold Inc., Coeur Mining Inc., Equinox Gold Corporation, Hecla Mining Company, IAMGOLD Corporation, MAG Silver Corporation, New Gold Inc., OceanaGold Corp., Pan American Silver, Pretium Resources Inc., Seabridge Gold Inc., SSR Mining Inc., and Torex Gold Resources Inc.

The largest portion of compensation paid to the non-executive Directors is in DSUs and stock option awards, which aligns the long-term interests of the non-executive Directors with those of the Shareholders as the value of the DSUs and stock option awards is dependent upon the Company’s share price performance. Paying a larger portion of compensation to non-executive Directors in equity rather than cash also aligns the compensation program with the Company’s strategy of protecting its treasury.

The table below describes the full compensation structure approved for non-executive Directors beginning in fiscal year 2021.

Activity	Compensation
Membership on Board – Annual Retainer (1)	$42,800	per annum
Chairman of the Board	$130,000	per annum
Lead Director (2)	$19,000	per annum
Preparation and attendance at Board and Committee meetings	$1,100	per meeting
Audit Committee Chair	$17,000	per annum
Compensation Committee Chair	$13,200	per annum

Activity	Compensation
All Other Committee Chairs	$12,000	per annum

(1)       At least 50% of the annual retainers are paid to Directors in the form of DSUs.

(2)       Lead Director annual fee is a cumulative total to include annual fees received as a Committee Chair(s).

Non-Executive Director Compensation Table

The table below summarizes the compensation provided to the Company’s non-executive Directors during the fiscal year ended November 30, 2020.

Director	Fees Earned or Paid in Cash $	Stock Awards (1) $	Option Awards (2) $	All Other Compensation $	Total $
Elaine Dorward-King	10,797	6,397	453,440	-	470,634
Sharon Dowdall	57,500	20,425	141,770	-	219,695
Diane Garrett	39,975	20,425	141,756	-	202,156
Thomas Kaplan	137,250	40,850	141,756	-	319,856
Igor Levental	55,275	20,425	141,756	-	217,456
Kalidas Madhavpeddi	54,925	20,425	141,756	-	217,106
Clynton Nauman	49,775	20,425	141,756	-	211,956
Ethan Schutt	42,175	20,425	141,756	-	204,356
Anthony Walsh	67,725	20,425	141,770	-	229,920

(1)	The 2020 share-based grants for Directors are DSUs that vest when the Directors retire from the Board of the Company. The Company grants DSUs quarterly in arrears. Accordingly, the “Stock Awards” column in the table above includes DSUs granted to Directors with respect to the fourth quarter of fiscal 2019 and the first three quarters of fiscal 2020. Amounts are based upon the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 12 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2020. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	December 2, 2019		March 2, 2020		June 1, 2020		September 1, 2020
Non-Executive Director	Fair Value $	DSUs #	Fair Value $	DSUs #	Fair Value $	DSUs #	Fair Value $	DSUs #
Elaine Dorward-King	-	-	-	-	1,047	105	5,350	537
Sharon Dowdall	4,375	647	5,350	609	5,350	535	5,350	537
Diane Garrett	4,375	647	5,350	609	5,350	535	5,350	537
Thomas Kaplan	8,750	1,295	10,700	1,218	10,700	1,070	10,700	1,075
Igor Levental	4,375	647	5,350	609	5,350	535	5,350	537
Kalidas Madhavpeddi	4,375	647	5,350	609	5,350	535	5,350	537

	December 2, 2019		March 2, 2020		June 1, 2020		September 1, 2020
Non-Executive Director	Fair Value $	DSUs #	Fair Value $	DSUs #	Fair Value $	DSUs #	Fair Value $	DSUs #
Clynton Nauman	4,375	647	5,350	609	5,350	535	5,350	537
Ethan Schutt	4,375	647	5,350	609	5,350	535	5,350	537
Anthony Walsh	4,375	647	5,350	609	5,350	535	5,350	537

(2)	The Company grants stock options to Directors annually. The stock option grants for Directors made on December 1, 2019 and to Elaine Dorward-King on May 15, 2020 vest 1/3 upon the first anniversary of the grant, 1/3 upon the second anniversary of the grant, and the final 1/3 on the third anniversary of the grant. Amounts are based upon the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 12 to the Company’s consolidated financial statements for the fiscal year ended November 30, 2020. Each Canadian resident Director was granted a total of 56,200 stock options in a single grant during fiscal 2020, and each non-Canadian resident Director was granted a total of 54,300 stock options in a single grant during fiscal 2020, except for Dr. Dorward-King, who joined the Board on May 14, 2020 and received a one-time new director grant of 100,000 stock options during fiscal year 2020. The fair value of these stock options on the grant date, December 1, 2019, or May 15, 2020 in the case of Dr. Dorward-King, calculated in accordance with ASC 718, is reflected in this column.

DSU Plan

The DSU Plan has been established to promote the interests of the Company by attracting and retaining qualified persons to serve on the Board and to provide the Directors with an opportunity to receive a portion of their compensation for serving as a Director in the form of securities of the Company. This vehicle also aligns the interests of non-executive Directors with those of the Shareholders by linking Directors’ compensation to long-term Shareholder value.

Under the DSU Plan, each non-executive Director can elect to receive between no less than 50% and up to a maximum of 100% of their annual retainer in the form of DSUs. Directors are not eligible to receive the underlying Common Shares until they retire from service with the Company. This plan has been in effect since December 1, 2009. More information about the DSU Plan can be found beginning on page 91.

The number of DSUs granted is determined quarterly by dividing the quarterly retainer amount by the volume weighted adjusted share price for the last five days of such quarter.

The following table sets forth the 2020 DSUs earned by each non-executive Director for service in fiscal year 2020, and the aggregate value of such payments is based on the $9.96 closing price of the Common Shares on the NYSE American on November 30, 2020. A total of 21,128 DSUs were granted to all non-executive Directors for service in fiscal year 2020, which number represents 0.006% of the Common Shares issued and outstanding as of November 30, 2020.

DSUs Earned in Fiscal 2020
	Q1		Q2		Q3		Q4		Total
Director	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs
Elaine Dorward-King	-	-	1,046	105	5,349	537	5,329	535	11,724	1,177
Sharon Dowdall	6,066	609	5,329	535	5,349	537	5,329	535	22,073	2,216
Diane Garrett	6,066	609	5,329	535	5,349	537	5,329	535	22,073	2,216
Thomas Kaplan	12,131	1,218	10,657	1,070	10,707	1,075	10,667	1,071	44,162	4,434
Igor Levental	6,066	609	5,329	535	5,349	537	5,329	535	22,073	2,216

DSUs Earned in Fiscal 2020
	Q1		Q2		Q3		Q4		Total
Director	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs	Value $	# of DSUs
Kalidas Madhavpeddi	6,066	609	5,329	535	5,349	537	5,329	535	22,073	2,216
Clynton Nauman	6,066	609	5,329	535	5,349	537	5,329	535	22,073	2,216
Ethan Schutt	6,066	609	5,329	535	5,349	537	5,329	535	22,073	2,216
Anthony Walsh	6,066	609	5,329	535	5,349	537	5,329	535	22,073	2,216

This supplemental table has been included to provide shareholders with additional compensation information for the prior year. The Company believes this supplemental table better enables shareholders to understand non-executive Director compensation considering the Company’s practice of granting DSUs quarterly in arrears. However, this supplemental information is not intended to be a substitute for the information provided in the Non-Executive Director Compensation Table on page 75, which has been prepared in accordance with the SEC’s disclosure rules.

The information contained in this supplemental table differs substantially from the compensation information contained in the Non-Executive Director Compensation Table on page 75 because the stock awards column in the Non-Executive Director Compensation Table reports awards actually granted during fiscal 2020, as opposed to equity awards granted in respect of that specific performance year. In addition, the value of DSUs earned by the non-executive Directors in this supplemental table is not based on the grant date fair value but rather the closing price of the Company’s Common Shares on November 30, 2020.

Directors’ Share Ownership

The Board established a policy in April 2009, which was updated in August 2020, requiring each Director to maintain a minimum holding of Common Shares and/or DSUs equal to three times the annual retainer paid to Board members (currently $42,800/year). Directors must meet these share ownership requirements within five years of becoming a Director or within three years of any change to the share ownership requirements, whichever is later. Until a Director meets their share ownership requirement, they may not sell or otherwise dispose of any securities of the Company unless, in connection with a stock option exercise, options or Common Shares are withheld or sold to cover the option exercise price, taxes, and/or fees. There are no equity holding period requirements. Upon meeting the share ownership requirement, a Director is deemed to have met the share ownership requirement going forward, regardless of changes in the price of a Common Share, so long as: (i) the Director’s share ownership does not drop below the number of shares held at the time they first met the share ownership requirement, and (ii) the applicable share ownership requirement remains the same. Directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the Director. Directors are also not permitted to pledge Company securities to secure personal debts or loans.

The following table outlines the aggregate value of the Common Shares and/or DSUs held by each non-executive Director on November 30, 2020.

Director	Eligible Holdings (1) #	Share Ownership Guidelines
		Requirement $	Proportion of Requirement Met (2)
Elaine Dorward-King (3)	642	$128,400	5%
Sharon Dowdall	34,806	$128,400	270%
Diane Garrett	14,853	$128,400	115%
Thomas Kaplan	290,511	$128,400	2,254%
Igor Levental	147,927	$128,400	1,147%
Kalidas Madhavpeddi	120,060	$128,400	931%
Clynton Nauman	169,101	$128,400	1,312%
Ethan Schutt (4)	3,097	$128,400	24%
Anthony Walsh	34,806	$128,400	270%

(1)	Common Shares and/or DSUs.
(2)	Based on the Company’s closing Common Share price on the NYSE American as of November 30, 2020 of $9.96.
(3)	Dr. Dorward-King became a Director on May 14, 2020 and has until May 14, 2025 to meet the share ownership requirements.
(4)	Mr. Schutt became a Director on May 16, 2019 and has until May 16, 2024 to meet the share ownership requirements.

Incentive Plan Awards

Outstanding Option-Based and Share-Based Awards

The following table sets information concerning all option-based and share-based awards outstanding for each non-executive Director as of November 30, 2020 including awards granted before the most recently completed fiscal year.

	Option-Based Awards					Share-Based Awards
Director	Grant Date	Number of Securities Underlying Unexercised Options #	Option Exercise Price $	Option Expiration Date	Value of Unexercised in-the-money Options (1) $	Number of Shares or Units of Shares that have not Vested #	Market or Payout Value of Shares or Units of Shares that have not Vested(2) $	Market or Payout Value of Vested Share- Based Awards not Paid Out or Distributed $
Elaine Dorward-King	15-May-2020	100,000	$11.70	14-May-2025	—
						642	6,394	—
Sharon Dowdall	01-Dec-2016	81,200	C$6.16	30-Nov-2021	428,390
	01-Dec-2017	104,400	C$5.00	30-Nov-2022	644,196
	01-Dec-2018	96,000	C$4.90	30-Nov-2023	599,769
	01-Dec-2019	56,200	C$9.24	30-Nov-2024	162,987
						34,806	346,668	—

	Option-Based Awards					Share-Based Awards
Director	Grant Date	Number of Securities Underlying Unexercised Options #	Option Exercise Price $	Option Expiration Date	Value of Unexercised in-the-money Options (1) $	Number of Shares or Units of Shares that have not Vested #	Market or Payout Value of Shares or Units of Shares that have not Vested (2) $	Market or Payout Value of Vested Share- Based Awards not Paid Out or Distributed $
Diane Garrett	07-May-2018	100,000	$4.75	06-May-2023	521,000
	01-Dec-2018	91,300	$3.67	30-Nov-2023	574,277
	01-Dec-2019	54,300	$6.96	30-Nov-2024	162,900
						7,753	77,220	—
Thomas Kaplan	01-Dec-2016	88,400	$4.58	30-Nov-2021	475,592
	01-Dec-2017	100,100	$3.85	30-Nov-2022	611,611
	01-Dec-2018	91,300	$3.67	30-Nov-2023	574,277
	01-Dec-2019	54,300	$6.96	30-Nov-2024	162,900
						72,016	717,279	—
Igor Levental	01-Dec-2016	88,400	$4.58	30-Nov-2021	475,592
	01-Dec-2017	100,100	$3.85	30-Nov-2022	611,611
	01-Dec-2018	91,300	$3.67	30-Nov-2023	574,277
	01-Dec-2019	54,300	$6.96	30-Nov-2024	162,900
						47,928	477,363	—
Kalidas Madhavpeddi	01-Dec-2016	88,400	$4.58	30-Nov-2021	475,592
	01-Dec-2017	100,100	$3.85	30-Nov-2022	611,611
	01-Dec-2018	91,300	$3.67	30-Nov-2023	574,277
	01-Dec-2019	54,300	$6.96	30-Nov-2024	162,900
						39,656	394,974	—
Clynton Nauman	01-Dec-2016	88,400	$4.58	30-Nov-2021	475,592
	01-Dec-2017	100,100	$3.85	30-Nov-2022	611,611
	01-Dec-2018	91,300	$3.67	30-Nov-2023	574,277
	01-Dec-2019	54,300	$6.96	30-Nov-2024	162,900
						39,656	394,974	—
Ethan Schutt	17-May-2019	100,000	$3.87	16-May-2024	609,000
	01-Dec-2019	54,300	$6.96	30-Nov-2024	162,900
						3,097	30,846	—
Anthony Walsh	01-Dec-2016	41,200	C$6.16	30-Nov-2021	217,361
	01-Dec-2017	104,400	C$5.00	30-Nov-2022	644,196
	01-Dec-2018	96,000	C$4.90	30-Nov-2023	599,769
	01-Dec-2019	56,200	C$9.24	30-Nov-2024	162,987
						34,806	346,668	—

(1)	Based on the price of the Company’s Common Shares on the: i) TSX as of November 30, 2020 of C$13.00 less the option exercise price, or ii) NYSE American as of November 30, 2020 of $9.96 less the option exercise price, as applicable. Canadian amounts were converted to US dollars using the November 30, 2020 exchange rate of C$1.2965 = US$1.00 as quoted by The Bank of Canada.
(2)	Based on the price of the Company’s Common Shares on the NYSE American as of November 30, 2020 of $9.96.

Value Vested or Earned During the Year

An award of 56,200 stock options was granted to each of the Canadian resident non-executive Directors during the fiscal year ended November 30, 2020; and an award of 54,300 stock options was granted to each of the non-Canadian resident, non-executive Directors during the fiscal year ended November 30, 2020, except for Elaine Dorward-King who joined the Board on May 14, 2020 and received a new director grant of 100,000 stock options on May 15, 2020. One-third of these stock options granted in fiscal year 2020 vested or will vest on the first anniversary of the grant date, with another one-third scheduled to vest on the second anniversary of the grant date, and the final one-third scheduled to vest on the third anniversary of the grant date. The total number of non-executive Director stock options that vested during the fiscal year ending November 30, 2020 was 485,905, which represented 0.147% of the Company’s issued and outstanding Common Shares as of that date.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company has adopted the Stock Award Plan, the PSU Plan and the DSU Plan. The Company last asked for and received Shareholder approval of these plans at the Annual Meeting of Shareholders held on May 14, 2020. The intent of these equity plans is to allow the Company to provide a flexible mix of compensation components to attract, retain, and motivate the performance of the plan participants in alignment with the success of the Company and its Shareholders, to encourage share ownership by executive officers and Directors, and to preserve cash where possible. The Company feels that DSUs align Directors’ interests to those of the Shareholders more effectively than other equity programs. These equity plans assist to further align the interests of executive officers and Directors with the long-term interests of Shareholders.

Equity Compensation Plan Information

The Company currently grants equity under the Stock Award Plan, the PSU Plan, and the DSU Plan to attract and retain Directors, officers, employees, and Eligible Consultants to the Company and to motivate them to advance the Company’s interests by affording them the opportunity to acquire an equity interest in the Company through options and performance-based share awards.

The following table sets out information concerning the number and price of securities to be issued under equity compensation plans to employees and others. All of the compensation plans referenced below have been approved by Shareholders. The Company does not have any equity compensation plans which have not been approved by Shareholders.

Equity Compensation Plan Information as of November 30, 2020

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Stock Award Plan	10,402,763 (1)	C$5.90/$4.60 (2)	16,030,164 (3)
PSU	1,684,000 (4)	n/a	8,228,348 (5)
DSU	280,363 (6)	n/a	3,023,753 (7)
Equity compensation plans not approved by security holders	—	—	—
Total	12,367,126		27,282,265

(1)	The options issued and outstanding represent approximately 3.15% of the Company’s Common Shares issued and outstanding as of November 30, 2020.
(2)	Of the 10,402,763 options issued and outstanding, 1,627,498 have a weighted average exercise price of C$5.90 and 8,775,265 have a weighted average exercise price of $4.60.
(3)	The number of options available for future issuance is a number equal to eight percent of the issued and outstanding Common Shares from time to time, less the number of outstanding options. The 16,030,164 options available for future issuance represent 4.85% of the Company’s issued and outstanding Common Shares as of November 30, 2020.
(4)	Assumes vesting at 100% of PSU grant amount. PSUs can vest anywhere from 0% to 150% of the PSU grant amount depending upon performance against established quantitative performance criteria. The PSUs issued and outstanding represent approximately 0.51% of the Company’s Common Shares issued and outstanding as of November 30, 2020.

(5)	The number of PSUs available for future issuance is a number equal to three percent of the issued and outstanding Common Shares from time to time, less the number of outstanding PSUs. The 8,228,348 PSUs available for future issuance represent 2.49% of the Company’s issued and outstanding Common Shares as of November 30, 2020.
(6)	The DSUs issued and outstanding represent approximately 0.08% of the Company’s Common Shares issued and outstanding as of November 30, 2020.
(7)	The number of DSUs available for future issuance is a number equal to one percent of the issued and outstanding Common Shares from time to time, less the number of outstanding DSUs. The 3,023,753 DSUs available for future issuance represent 0.92% of the Company’s issued and outstanding Common Shares as of November 30, 2020.

Equity Compensation Plan Information as of March 10, 2021

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Stock Award Plan	11,064,437 (1)	C$6.80/$5.22 (2)	15,442,058 (3)
PSU	1,583,100 (4)	n/a	8,356,836 (5)
DSU	291,647 (6)	n/a	3,021,665 (7)
Equity compensation plans not approved by security holders	—	—	—
Total	13,730,734		26,820,558

(1)	The options issued and outstanding represent approximately 3.34% of the Company’s Common Shares issued and outstanding as of March 10, 2021.
(2)	Of the11,064,437 options issued and outstanding, 1,525,598 have a weighted average exercise price of C$6.80 and 9,538,839 have a weighted average exercise price of $5.22.
(3)	The number of options available for future issuance is a number equal to eight percent of the issued and outstanding Common Shares from time to time, less the number of outstanding options. The 15,442,058 options available for future issuance represent 4.66% of the Company’s issued and outstanding Common Shares as of March 10, 2021.
(4)	Assumes vesting at 100% of PSU grant amount. PSUs can vest anywhere from 0% to 150% of the PSU grant amount depending upon performance against established quantitative performance criteria. The PSUs issued and outstanding represent approximately 0.48% of the Company’s Common Shares issued and outstanding as of March 10, 2021.
(5)	The number of PSUs available for future issuance is a number equal to three percent of the issued and outstanding Common Shares from time to time, less the number of outstanding PSUs. The 8,356,836 PSUs available for future issuance represent 2.52% of the Company’s issued and outstanding Common Shares as of March 10, 2021.
(6)	The 291,647 DSUs issued and outstanding represent approximately 0.09% of the Company’s Common Shares issued and outstanding as of March 10, 2021.
(7)	The number of DSUs available for future issuance is a number equal to one percent of the issued and outstanding Common Shares from time to time, less the number of outstanding DSUs. The 3,021,665 DSUs available for future issuance represent 0.91% of the Company’s issued and outstanding Common Shares as of March 10, 2021.

Shares for Issuance from Plans Approved by Shareholders	Stock Award Plan	PSU	DSU
Maximum number of Common Shares authorized for issuance to any one insider or such insider’s associate under each plan within a one-year period	10% of the total Common Shares outstanding
Maximum number of Common Shares reserved for issuance to any one person under each plan	5% of the total Common Shares outstanding	9,500,000	No Limit
Maximum number of Common Shares authorized for issuance to insiders, at any time, under all share compensation arrangements of the Company	10% of the total Common Shares outstanding

General Information – Stock Based Incentive Plans

Stock Award Plan

Background

The Board originally adopted the Stock Award Plan in 2004 for the benefit of the Company’s Directors, executives, employees and consultants, and Shareholders most recently approved the Stock Award Plan, as amended, in 2020. The Stock Award Plan has been established to assist the Company in the recruitment and retention of highly qualified executives, employees and eligible consultants by providing a means to reward performance, to motivate participants under the Stock Award Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of Common Shares under the Stock Award Plan, to better align the interests of participants with the long-term interests of Shareholders.

Prior Grants under the Stock Award Plan

Stock Award Plan
Name and Position	Number of Awards (1)
Gregory Lang, Director, President & Chief Executive Officer	4,073,000
David Ottewell, Vice President and Chief Financial Officer	705,307
Executive Officers as a Group	6,895,307
Non-Executive Directors as a group	2,791,300
All Company Employees and Eligible Consultants (excluding Executive Officers and Non-Executive Directors)	1,377,830
Total:	11,064,437 (2)

(1)	Options outstanding as of March 10, 2021.
(2)	Represents 3.34% of the issued and outstanding Common Shares as at March 10, 2021.

Summary of the Stock Award Plan

Set out below is a summary of the Stock Award Plan, which is qualified in its entirety by reference to the complete copy of the Stock Award Plan incorporated by reference to Appendix A to the Company’s definitive proxy statement filed with the SEC on March 26, 2020.

Eligible Participants

Under the Stock Award Plan, Awards (as defined in the Stock Award Plan) may be granted to Directors, executives, employees and other eligible consultants of the Company and employees of its designated subsidiaries and certain enumerated affiliates. As of March 10, 2021, there were 13 employees of which 5 were executives, 6 eligible consultants and 9 non-executive Directors of the Company eligible to participate in the Stock Award Plan. The total number of Common Shares reserved for issuance in connection with Awards granted or that may be granted under the Stock Award Plan is eight percent (8%) of the total number of issued and outstanding Common Shares. Based on the total number of issued and outstanding Common Shares, a total of 15,442,058 Common Shares is available for issuance under the Stock Award Plan as of March 10, 2021. As of March 10, 2021, the total number of Common Shares issuable in connection with outstanding, unexercised Award grants under the Stock Award Plan is 11,064,437, which represents, in the aggregate, 3.34% of the total number of the Company’s issued and outstanding Common Shares. Of the 11,064,437 outstanding, unexercised Awards, Awards to purchase 7,620,318 Common Shares are fully vested, with 3,444,119 remaining unvested.

Summary of Award Types

Under the Stock Award Plan, stock options (“options”), stock appreciation rights (“SARs”) and tandem SARs (“Tandem SARs”) may be granted to participants at any time as determined by the Board. The participant’s Award agreement shall list the term of the Award, as determined by the Board, as well as the period during which the Award may be exercised. The term of a Tandem SAR may not exceed the term of the option portion of the Award, which may not exceed five years, and a free-standing SAR’s term may not exceed five years, provided however, that if at any time the expiry of the term of an Award should be determined to occur either during a period in which the trading of Common Shares by the holder of the Award is restricted under the insider trading policy or other policy of the Company or within ten business days following such a period, such expiry date will be deemed to be the date that is the tenth business day following the date of expiry of such restriction. All Awards must be granted with an exercise price no less than “fair market value” of the Common Shares on the date of grant. Unless determined otherwise by the Board, fair market value is generally defined under the Stock Award Plan as the last recorded sale price of the Common Shares on the TSX (for Canadian resident participants) or the NYSE American (for non-Canadian resident participants) for the preceding trading date. All options granted under the Stock Award Plan are nonqualified stock options for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

A SAR may be granted in tandem with an option granted under the Stock Award Plan or on a free-standing basis and may be exercised upon such terms and conditions as the Board, in its sole discretion, determines. Upon exercise of a SAR, the participant shall be entitled to receive payment from the Company in an amount equal to the excess of the fair market value of a Common Share on the date of exercise over the price at which the SAR was originally granted (which shall not be less than the fair market value of a Common Share on the date of the SAR grant). All payments shall be made in Common Shares, the number of which shall be calculated by dividing the payment amount by the fair market value of the Common Shares on the exercise date.

Tandem SARs give the awardee the right to surrender to the Company all or a portion of the related option and to receive a distribution of Common Shares in an amount equal to the excess of the fair market value of a specified number of shares as of the date the SAR is exercised over the exercise price of the related option. To the extent a Tandem SAR is exercised, the related option will terminate at the time of such exercise. The effect of the exercise of a SAR or Tandem SAR would be a reduction in the total number of shares issued by the Company to a participant versus the exercise of an equivalent stock option.

The total number of Common Shares that may be issued to an individual participant under the Stock Award Plan upon the exercise of Awards granted thereunder shall not exceed, in the aggregate, 5% of the Company’s total number of issued and outstanding Common Shares at the date of grant of such Award. In addition, no individual participant may be granted any Award or Awards for more than ten million Common Shares in any calendar year. The maximum number of shares issuable to insiders (as that term is defined by the TSX) pursuant to the Stock Award Plan together with any shares issuable pursuant to any other share compensation arrangement, at any time, shall not exceed 10% of the total number of issued and outstanding Common Shares. The number of Common Shares issued to insiders pursuant to the Stock Award Plan, together with any Common Shares issued pursuant to any other share compensation arrangement, within any one-year period, shall not exceed 10% of the total number of issued and outstanding Common Shares.

Administration

The Stock Award Plan is administered by the Compensation Committee appointed by the Board. Subject to the terms of the Stock Award Plan, the Compensation Committee may determine, among other things, the persons to whom Awards may be granted, the number of Awards to be granted to any participant, and the exercise price and the schedule and dates for vesting of Awards granted. The Compensation Committee may, but is not required to, impose a vesting schedule on any Award made under the Stock Award Plan.

If a participant ceases to be engaged by the Company for any reason other than death, they will have the right to exercise any vested Award not exercised prior to such termination within the lesser of six months from the date of the termination, unless otherwise extended by the Board, in its absolute discretion, or the expiry date of the Award; provided that if the termination is for just cause the right to exercise the vested Award shall terminate on the date of termination unless otherwise determined by the Board. The unvested portion of all Awards shall terminate on the date of termination.

The Board shall have the power to, at any time and from time to time, either prospectively or retrospectively, and without Shareholder approval, amend, suspend or terminate the Stock Award Plan or any Award granted under the Stock Award Plan, including, without limiting the generality of the foregoing, changes of a clerical or grammatical nature and changes regarding the vesting of Awards; provided, however, that:

(a)  such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Common Shares are listed, and with respect to Awards held by participants who are subject to U.S. federal income tax, in a manner consistent with the requirements of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, to the extent applicable;

(b)  no such amendment, suspension or termination shall be made at any time to the extent such action would materially adversely affect the existing rights of a participant with respect to any then outstanding Award, as determined by the Board acting in good faith, without their consent in writing; and

(c)  the Board shall obtain Shareholder approval of the following:

(i)	any amendment to the maximum number of Common Shares issuable pursuant to the Stock Award Plan, other than as contemplated by the Stock Award Plan;

(ii)	any amendment that would reduce the award price of an outstanding Award other than as contemplated by the Stock Award Plan; and

(iii)	any amendment that would extend the term of any Award granted under the Stock Award Plan beyond the expiry date.

In the event of, among other things, a take-over bid affecting the Company, the Board of the Company will notify each awardee under the Stock Award Plan of the full particulars of the offer whereupon Awards will become vested and may be exercised.

Transferability

No Awards granted under the Stock Award Plan shall be transferable or assignable other than by will or by the laws of succession. However, if permitted by all applicable laws and the rules of the TSX or the NYSE American, as applicable, a participant may assign any Award to a trust or a similar legal entity.

New Plan Benefits

The benefits that will be awarded or paid under the Stock Award Plan cannot currently be determined. Awards granted under the Stock Award Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards. As of March 10, 2021, the closing price of a Common Share on the TSX was C$10.54, and the closing price of a Common Share on the NYSE American was $8.35.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards made under the Stock Award Plan. The following description applies to Awards that are subject to U.S. federal income tax. The grant of options, SARs or Tandem SARs should not result in taxable income to a participant at the time of grant. When Awards are paid out, the participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the Awards, less any exercise price paid, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A participant’s basis in any Common Shares received will equal the amount recognized as ordinary income with respect to such Common Shares plus any exercise price paid. If, as usually is the case, the Common Shares are a capital asset in the participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss.

Change of Control

The Board approved an amendment to the Stock Award Plan to require a double trigger for accelerated vesting of Awards in the event of a change of control. With respect to grants made on or after January 23, 2019, if the employment of an awardee is terminated by the Company other than for cause or if the awardee resigns for good reason, in each case, within 12 months following a change of control, all of the awardee’s unvested Awards shall vest immediately prior to the awardee’s date of termination.

For Awards granted prior to January 23, 2019, in the event of a change of control, all outstanding Awards will become vested, whereupon such Award may be exercised in whole or in part by the holder.

For purposes of the Stock Award Plan and Performance Share Unit Plan, a “change of control” means the acquisition by any person or by any person and a “joint actor,” as defined in the Stock Award Plan, whether directly or indirectly, of voting securities, as defined in the Securities Act (British Columbia) of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a joint actor, totals for the first time not less than 50% of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board.

Burn Rate

The Stock Award Plan burn rate for each of the three most recently closed fiscal years is shown in the table below. These burn rates for past fiscal years are not necessarily indicative of future burn rates.

Stock Award Plan
Fiscal Year	Burn Rate
2018	1.09%
2019	0.88%
2020	0.54%

Performance Share Unit Plan

Background

The Board adopted the Performance Share Unit (“PSU”) Plan in 2009 for the benefit of the Company’s executives, employees and consultants. The PSU Plan has been established to assist the Company in the recruitment and retention of highly qualified executives, employees and eligible consultants by providing a means to reward performance, to motivate participants under the PSU Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of Common Shares under the PSU Plan, to better align the interests of participants with the long-term interests of Shareholders.

The Board intends to use Performance Share Units (“PSUs”) issued under the PSU Plan, as well as options issued under the Stock Award Plan, as part of the Company’s overall executive and employee compensation plan. Since the value of PSUs increase or decrease with the price of the Common Shares, PSUs reflect a philosophy of aligning the interests of executives and employees with those of the Shareholders by tying executive compensation to share price performance. In addition, PSUs assist in the retention of qualified and experienced executives and employees by rewarding those individuals who make a long-term commitment to the Company.

Outstanding Grants Under The PSU Plan

Performance Share Unit Plan
Name and Position	Number of Units (1)
Gregory Lang President & CEO	740,200
David Ottewell Vice President & CFO	259,100
Executive Officers as a Group	1,403,400
All Company Employees and Eligible Consultants (excluding Executive Officers)	179,700
Total	1,583,100 (2)

(1)	PSU grants outstanding as of March 10, 2021 (does not include Common Shares issued under PSU Plan).
(2)	Represents 0.48% of the issued and outstanding Common Shares as of March 10, 2021.

Summary of the PSU Plan

Set out below is a summary of the PSU Plan, which reflects the proposed amendments and is qualified in its entirety by reference to the complete copy of the PSU Plan incorporated by reference to Appendix C to the Company’s definitive proxy statement filed with the SEC on March 26, 2020.

Eligible Participants

The PSU Plan is administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board. Employees and eligible consultants of the Company and its designated subsidiaries are eligible to participate in the PSU Plan. As of March 10, 2021, there were approximately 13 employees and 6 consultants eligible to participate in the PSU Plan. All of the Company’s current, full-time, permanent employees have received grants under the PSU Plan to date. In accordance with the terms of the PSU Plan, the Company, under the authority of the Board, will approve those employees and eligible consultants who are entitled to receive PSUs and the number of PSUs to be awarded to each participant. PSUs awarded to participants are credited to them by means of an entry in a notional account in their favor on the books of the Company. Each PSU awarded conditionally entitles the participant to receive up to a maximum of 1.5 Common Shares (or the cash equivalent) upon attainment of the PSU vesting criteria.

Vesting

The PSUs vest upon the expiry of a time-based vesting period, assuming the recipient remains in continuous service with the Company through the end of such vesting period. The duration of the vesting period applicable to a specific PSU grant shall be determined at the time of the grant by the Compensation Committee. In addition, the Compensation Committee may establish other terms or conditions with respect to the vesting of PSUs, including without limitation, provisions which make the vesting of PSUs conditional upon (i) the achievement of corporate or personal objectives, including the attainment of milestones relating to financial, operational, strategic or other objectives of the Company, (ii) the market price of the Company’s Common Shares from time to time and/or the return to Shareholders, and/or (iii) any other performance criteria relating to the participant or the Company. Any such conditions shall be set out in a grant agreement, may relate to all or any portion of the PSUs in a grant, and may be graduated such that different percentages of the PSUs in a grant will vest depending on the extent of satisfaction of one or more such conditions. The Board may, in its discretion and having regard to the best interests of the Company, subsequent to the grant date of a PSU, waive any such terms or conditions or determine that they have been satisfied.

Once the PSUs in a grant vest, the participant is entitled to receive the equivalent number of Common Shares or cash equal to the Market Value (as defined below) of the equivalent number of Common Shares. The vested PSUs may be settled through the issuance of Common Shares from treasury, by the delivery of Common Shares purchased in the open market, in cash or in any combination of the foregoing (at the discretion of the Company). If settled in cash, the award amount shall be equal to the number of Common Shares in respect of which the participant is entitled multiplied by the Market Value of a Common Share on the payout date. Market Value per share as at any date is defined in the PSU Plan (if the Common Shares are listed and posted for trading on the TSX and/or the NYSE American) as the arithmetic average of the closing price of the Common Shares traded on the TSX or the NYSE American for the five (5) trading days immediately preceding such date. The PSUs may be settled on the payout date, which shall be the third anniversary of the date of the grant or such other date as the Committee may determine at the time of the grant, which in any event shall be no later than the expiry date for such PSUs. The expiry date of PSUs will be determined by the Committee at the time of grant. All unvested, expired or previously settled PSUs are available for future grants.

Maximum Number of Common Shares Issuable

Under the PSU Plan, the maximum number of Common Shares reserved and available for issuance from treasury is a variable number equal to three percent (3%) of the issued and outstanding Common Shares of the Company (on a non-diluted basis) from time to time. As of March 10, 2021, three percent (3%) of the issued and outstanding Common Shares represents 9,939,936 Common Shares.

The PSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the PSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of issued and outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the PSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one-year period, will not exceed 10% of the total number of issued and outstanding Common Shares. The PSU Plan limits the number of PSUs that may be granted to any one person to 9,500,000 per year.

Cessation of Entitlement

Unless otherwise determined by the Company in accordance with the PSU Plan, PSUs which have not vested on a participant’s termination date shall terminate and be forfeited. Except with respect to a participant whose PSUs are subject to U.S. federal income tax, if a participant who is an employee ceases to be an employee as a result of termination of employment without cause, at the Company’s discretion (unless otherwise provided in the applicable grant agreement), all or a portion of such participant’s PSUs may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Company in its sole discretion. All forfeited PSUs are available for future grants.

Transferability

PSUs are not assignable or transferable by a participant other than by operation of law, except, if and on such terms as the Company may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by the participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the participant, the participant’s spouse, minor children or minor grandchildren, and after the participant’s lifetime shall inure to the benefit of and be binding upon the participant’s designated beneficiary, on such terms and conditions as are appropriate for such transfers to be included in the class of transferees who may rely on a Form S-8 registration statement under the U.S. Securities Act of 1933, as amended, to sell Common Shares received pursuant to the PSUs.

New Plan Benefits

The benefits that will be awarded or paid under the PSU Plan cannot currently be determined. Awards granted under the PSU Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards. As of March 10, 2021, the closing price of a Common Share on the TSX was C$10.54, and the closing price of a Common Share on the NYSE American was $8.35.

Amendments to the PSU Plan

The PSU Plan provides that the Company may, without notice, at any time and from time to time, and without Shareholder approval, amend the PSU Plan or any provisions thereof in such manner as the Company, in its sole discretion, determines appropriate:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the PSU Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the PSU Plan;

(c)	to change the vesting provisions of PSUs to reflect revised performance metrics or to accelerate vesting in the event that performance criteria is achieved earlier than expected;

(d)	to change the termination provisions of PSUs or the PSU Plan which does not entail an extension beyond the original expiry date of the PSUs; or

(e)	for the purposes of preserving the intended tax treatment of the benefits provided to a participant by the PSU Plan and PSU awards;

provided, however, that:

(1)	no such amendment of the PSU Plan may be made without the consent of each affected participant if such amendment would adversely affect the rights of such affected participant(s) under the PSU Plan; and

(2)	Shareholder approval shall be obtained in accordance with the requirements of the TSX or the NYSE American for any amendment that results in:

(i)	an increase in the maximum number of Common Shares issuable pursuant to the PSU Plan other than as already contemplated in the PSU Plan;

(ii)	an extension of the expiry date for PSUs granted under the PSU Plan;

(iii)	granting of other types of compensation through Common Share issuance;

(iv)	expansion of the rights of a participant to assign PSUs beyond what is currently permitted in the PSU Plan;

(v)	the addition of new categories of participants, other than as already contemplated in the PSU Plan;

(vi)	changes in eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis; or

(vii)	an amendment of the Board’s authority to amend provisions of the PSU Plan.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to PSUs awarded under the PSU Plan. The following description applies to PSUs that are subject to U.S. federal income tax. The grant of PSUs should not result in taxable income to a participant at the time of grant. When PSUs are paid out, the participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the PSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A participant’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the participant recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income but will qualify as capital gain or loss.

Section 409A of the Code may apply to PSUs granted under the PSU Plan. For such awards subject to Section 409A, certain U.S. officers may experience a delay of up to six months in the settlement of the PSUs in Common Shares.

Change of Control

The Board approved an amendment to the Performance Share Unit Plan to require a double trigger for accelerated vesting of PSUs in the event of a change of control. With respect to grants made on or after January 23, 2019, if at any time within 12 months from the date of a change of control: (i) a participant’s relationship with the Company is terminated by the Company other than for cause or (ii) a participant resigns for good reason, all outstanding PSUs held by such participant shall become vested and the payout date in connection with such participant’s vested PSUs shall be accelerated to the date of such participant’s termination or resignation for good reason and the Company shall issue Common Shares to such participants with respect to such vested PSUs in accordance with Sections 6 and 8 of the Performance Share Unit Plan; provided that in the event that any PSUs are subject to performance-based vesting conditions, then the vesting of such PSUs shall accelerate only to the extent that such performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board.

For PSUs granted prior to January 23, 2019, all outstanding PSUs will become vested on any change of control and the payout date in connection with such vested PSUs will be accelerated to the date of such change of control.

“Change of control” has the same meaning under the Performance Share Unit Plan as under the Stock Award Plan. See page 85 above for a description, which forms a part of this summary.

Burn Rate

The Performance Share Unit Plan burn rate for each of the three most recently closed fiscal years is shown in the following table. These burn rates for past fiscal years are not necessarily indicative of future burn rates.

Performance Share Unit Plan
Fiscal Year	Burn Rate
2018	0.27%
2019	0.25%
2020	0.14%

Deferred Share Unit Plan

Background

The Board adopted the Deferred Share Unit (“DSU”) Plan in 2009 for the benefit of the Company’s non-executive Directors. Currently there are nine non-executive Directors participating in the DSU Plan. The DSU Plan has been established to assist the Company in the recruitment and retention of qualified persons to serve on the Board and, through the proposed issuance by the Company of Common Shares under the DSU Plan, to promote better alignment of the interests of Directors and the long-term interests of Shareholders.

The Board intends to use the DSUs issued under the DSU Plan, as well as options issued under the Stock Award Plan, if any, as part of the Company’s overall director compensation plan. Since the value of DSUs increase or decrease with the price of the Common Shares, DSUs reflect a philosophy of aligning the interests of Directors with those of the Shareholders by tying compensation to long term share price performance.

Prior Grants under the DSU Plan

Deferred Share Unit Plan
Name of Non-Executive Director	Number of Units (1)
Elaine Dorward-King	1,770
Sharon Dowdall	35,935
Diane Garrett	8,881
Thomas Kaplan	74,272
Igor Levental	49,057
Kalidas Madhavpeddi	40,784
Clynton Nauman	40,784
Ethan Schutt	4,225
Anthony Walsh	35,935
Non-Executive Directors as a Group	291,643 (2)

(1)	DSUs outstanding as of March 10, 2021.
(2)	Represents 0.09% of the issued and outstanding Common Shares as at March 10, 2021.

Summary of the DSU Plan

Set out below is a summary of the DSU Plan. A complete copy of the DSU Plan is incorporated by reference to Appendix E to the Company’s definitive proxy statement filed with the SEC on March 26, 2020.

Administration of Plan

The DSU Plan provides that non-executive Directors (each, a “Participant”) will receive 50%, and may elect to receive up to 100%, of their annual compensation amount (the “Annual Base Compensation”) in DSUs. The cash portion of Annual Base Compensation shall be paid to the Participant quarterly. A DSU is a unit credited to a Participant by way of a bookkeeping entry in the books of the Company, the value of which is equivalent to the value of one Common Share. All DSUs paid with respect to Annual Base Compensation will be credited quarterly to the Participant by means of an entry in a notional account in their favor on the books of the Company (a “DSU Account”) when such Annual Base Compensation is payable. The Participant’s DSU Account will be credited on a quarterly basis with the number of DSUs, calculated to the nearest thousandth of a DSU, determined by dividing the dollar amount of compensation payable in DSUs on the grant date by the Share Price of a Common Share at that time. Share Price is defined in the DSU Plan as (if the Common Shares are listed and posted for trading on the TSX) the closing price of the Common Shares on the TSX averaged over the last five (5) consecutive trading days of the fiscal quarter. Fractional Common Shares will not be issued and any fractional entitlements will be rounded down to the nearest whole number.

Generally, a Participant in the DSU Plan shall be entitled to redeem their DSUs during the period commencing on the business day immediately following the date upon which the Participant ceases to hold any position as a Director of the Company and its subsidiaries and is no longer otherwise employed by the Company or its subsidiaries, including in the event of death of the Participant (the “Termination Date”), and ending on the 90th day following the Termination Date, provided, however that for eligible U.S. Participants, redemption will be made upon such Participant’s “separation from service” as defined under Internal Revenue Code Section 409A. Redemptions under the DSU Plan may be settled in Common Shares issued from treasury, Common Shares purchased by the Company on the open market for delivery to the Participant, cash, or any combination of the foregoing, subject to the restrictions set forth in the DSU Plan.

Maximum Number of Common Shares Issuable

The maximum number of Common Shares reserved and available for issuance from treasury under the DSU Plan is a variable number equal to one percent (1%) of the issued and outstanding Common Shares of the Company (on a non-diluted basis) from time to time. As of March 10, 2021, one percent (1%) of the issued and outstanding Common Shares represents 3,313,312 Common Shares reserved and available for issuance under the DSU Plan.

The DSU Plan provides that the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the DSU Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the DSU Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one-year period, will not exceed 10% of the total number of outstanding Common Shares.

Transferability

No right to receive payment of deferred compensation or retirement awards shall be transferable or assignable by any Participant under the DSU Plan except by will or laws of descent and distribution.

New Plan Benefits

The benefits that will be awarded or paid under the DSU Plan cannot currently be determined. The amount of DSUs paid under the DSU Plan is dependent on the level of Annual Base Compensation as determined by the Board, the election of the individual Participants, and the Share Price at the end of each fiscal quarter. As of March 10, 2021, the closing price of a Common Share on the TSX was C$10.54, and the closing price of a Common Share on the NYSE American was $8.35.

Amendments to the DSU Plan

The DSU Plan provides that the Board may at any time, and from time to time, and without Shareholder approval, amend any provision of the DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan including amendments of a “clerical” or “housekeeping” nature;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the DSU Plan;

(c)	amendments to the termination provisions of the DSU Plan;

(d)	amendments necessary or advisable because of any change in applicable securities laws;

(e)	amendments to the transferability of DSUs provided for in the DSU Plan;

(f)	amendments relating to the administration of the DSU Plan; or

(g)	any other amendment, fundamental or otherwise, not requiring Shareholder approval under applicable laws or the rules of the Toronto Stock Exchange or the NYSE American;

provided, however, that:

1)	no such amendment of the DSU Plan may be made without the consent of each affected Participant in the DSU Plan if such amendment would adversely affect the rights of such affected Participant(s) under the DSU Plan; and

2)	Shareholder approval shall be obtained in accordance with the requirements of the TSX and the NYSE American for any amendment:

(i)	to increase the maximum number of Common Shares which may be issued under the DSU Plan;

(ii)	to the amendment provisions of the DSU Plan; or

(iii)	to the definition of “Participant”.

Certain United States Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to DSUs awarded under the DSU Plan. The following description applies to DSUs that are subject to U.S. federal income tax. The grant of DSUs and the crediting of DSUs to a Participant’s DSU Account should not result in taxable income to the Participant at the time of grant. When DSUs are paid out, the Participant will recognize ordinary income equal to the fair market value of the Common Shares and cash received in settlement of the DSUs, and the Company will be entitled at that time to a corporate income tax deduction (for U.S. federal income tax purposes) for the same amount, subject to the general rules concerning deductibility of compensation. A Participant’s basis in any Common Shares received will equal the fair market value of the Common Shares at the time the Participant recognized ordinary income. If, as usually is the case, the Common Shares are a capital asset in the Participant’s hands, any additional gain or loss recognized on a subsequent sale or exchange of the Common Shares will not be ordinary income, but will qualify as capital gain or loss. To the extent that a Participant’s DSUs are subject to U.S. federal income tax and to taxation under the Income Tax Act (Canada), DSUs awarded under the DSU Plan are intended to comply with Section 409A of the Internal Revenue Code and to avoid adverse tax consequences under paragraph 6801(d) of the regulations under the Income Tax Act (Canada). To that end, the DSU Plan includes certain forfeiture provisions that could apply to DSUs awarded under the DSU Plan in limited circumstances.

Burn Rate

The DSU Plan burn rate for each of the three most recently closed fiscal years is shown in the following table. These burn rates for past fiscal years are not necessarily indicative of future burn rates.

Deferred Share Unit Plan
Fiscal Year	Burn Rate
2018	0.01%
2019	0.01%
2020	0.01%

INDEBTEDNESS OF DIRECTORS AND OFFICERS

As of November 30, 2020, and the date hereof, the aggregate indebtedness to the Company and its subsidiaries of all executive officers, Directors and employees, and their respective associates, and former executive officers, Directors and employees of the Company or any of its subsidiaries was $nil.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed or related person of the Company, which includes each person who has been a Director or executive officer of the Company since the beginning of the most recently completed fiscal year, nor any proposed nominee for election as Director, nor any associate or affiliate of such informed person or proposed nominee, has had any material interest, direct or indirect, in any transaction entered into by the Company since the beginning of the most recently completed fiscal year, or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Generally speaking, under SEC rules, any transaction in which a related person has a material interest, other than transactions involving aggregate amounts less than $120,000, must be approved or ratified by the Audit Committee. The policies apply to all executive officers, directors and their immediate family members. Since December 1, 2019, there were no related person transactions under the relevant standards. Please refer to the section titled “Ethical Business Conduct” beginning on page 99 of this Circular for a discussion about the Company’s policies and procedures governing related party transactions.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound corporate governance practices, which are both in the interest of Shareholders and contribute to effective and efficient decision making. As part of the Company’s commitment to effective corporate governance, the Board, with the assistance of the Audit and Corporate Governance and Nominations Committees, monitors changes in legal requirements and best practices.

Set out below is a description of certain corporate governance practices of the Company, as required by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”).

Board of Directors

The Company has a Board comprised of 10 Directors, led by Dr. Thomas Kaplan as Chairman and Anthony Walsh as independent Lead Director.

Dr. Kaplan is the Chairman, Chief Executive Officer and Chief Investment Officer of The Electrum Group, the investment adviser to the Company’s largest shareholder, Electrum. The Board elected Dr. Kaplan as Chairman because of Electrum’s significant ownership interest in the Company (25.52% as of March 10, 2021) as well as Dr. Kaplan’s extensive experience as an entrepreneur, developer of and investor in public and private natural resources companies. As described below, to ensure independence in Board governance, the Board has appointed an independent Lead Director to coordinate discussion among the independent members of the Company’s Board and to lead Board meetings if Dr. Kaplan is unavailable. Anthony Walsh currently serves as the Board’s independent Lead Director.

NP 58-201 recommends that boards of directors of reporting issuers be composed of a majority of independent directors. With eight of the ten current Directors considered independent, the Board is currently composed of a majority of independent directors. The eight independent Directors are: Elaine Dorward-King, Sharon Dowdall, Diane Garrett, Igor Levental, Kalidas Madhavpeddi, Clynton Nauman, Ethan Schutt and Anthony Walsh. Gregory Lang is the President and CEO of the Company and therefore deemed non-independent. Thomas Kaplan, the Chairman of the Board, is not considered to be independent as a result of his relationship to the Company’s largest Shareholder.

The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The Board holds regular meetings every quarter. Between the scheduled meetings, the Board meets as required. The independent Directors are afforded an opportunity to meet separately from the non-independent Directors and any representatives of management at every Board meeting. The independent Directors meet in camera at least annually and on an as-needed basis. During fiscal year 2020, the independent Directors met six times. Management also communicates informally with the Directors on a regular basis and solicits advice from members or advisors on matters falling within their areas of special knowledge or experience.

The Board has five standing subcommittees: Audit, Compensation, Corporate Communications, Corporate Governance and Nominations, and Environment, Health, Safety, Sustainability (EHSS) and Technical. Each of the foregoing subcommittees has its own charter, copies of which are available on the Company’s website at: www.novagold.com under the Governance tab. Special committees are appointed from time to time with respect to specific matters.

The Board and its standing subcommittees meet regularly outside the presence of Company management to engage in open discussion about Company strategy, management’s performance, and any items of special concern or note that may impact the Company. Depending upon the topic, the Board or its standing subcommittees may meet with experts of their choosing, such as the Compensation Consultant, the Company’s Auditors or outside legal counsel, for example, outside the presence of management. The Board believes this practice of meeting without Company management from time to time results in frank discussions, assessments and the effective oversight of risks and opportunities facing the Company.

The following Directors and Director nominees currently serve on the following boards of directors of other reporting issuers:

Name	Reporting Issuer
Elaine Dorward-King	Great Lakes Dredge and Dock Company, LLC (NASDAQ: GLDD) Kenmare Resources plc (LSE: KMR, ISE: KMR) Sibanye-Stillwater (JSE: SSW)
Sharon Dowdall	Olivut Resources Ltd. (TSX-V: OLV)
Diane Garrett	Hycroft Mining Holding Company (NASDAQ: HYMC)
Thomas Kaplan	None
Gregory Lang	Trilogy Metals Inc. (TSX, NYSE American: TMQ)
Igor Levental	Gatos Silver, Inc. (TSX, NYSE: GATO)
Kalidas Madhavpeddi	Dundee Precious Metals Inc. (TSX:DPM) Glencore plc (LSE: GLEN, JSE: GLN) Trilogy Metals Inc. (TSX, NYSE American: TMQ)
Clynton Nauman	Alexco Resource Corp. (TSX:AXR)
Ethan Schutt	None
Anthony Walsh	Dundee Precious Metals Inc. (TSX:DPM) Sabina Gold & Silver Corporation (TSX:SBB)

Independence of Directors

The Board determined that the following Directors qualify as independent under the applicable Board and committee standards of the NYSE American, SEC rules and National Instrument 58-101: Dr. Dorward-King, Ms. Dowdall, Dr. Garrett, Messrs. Levental, Madhavpeddi, Nauman, Schutt and Walsh. Dr. Kaplan is not considered to be independent because he is the Chairman, Chief Executive Officer and Chief Investment Officer of The Electrum Group, which manages the portfolio of Electrum, the largest Shareholder of the Company. Mr. Lang is not considered to be independent because he is the Company’s President and Chief Executive Officer.

Board Mandate

The Board is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through the delegation of specific responsibilities to committees of the Board. The Board works with management to establish the goals and strategies of the Company, to identify principal risks, to select and assess senior management and to review significant operational and financial matters. The Board does not have a written mandate. The Board delineates its role and responsibilities based on the statutory and common law applicable to the Company.

The Board has appointed an Audit Committee to assist the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditors’ qualifications and independence, (iii) the performance of the Company’s internal financial controls and audit function and the independent auditors, and (iv) compliance by the Company with legal and regulatory requirements. The members of the Audit Committee are appointed annually by the Board following the annual general meeting of shareholders. The members of the Audit Committee are required to meet the independence and experience requirements of the NYSE American and Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the SEC. At least one member of the Audit Committee is required to be an “audit committee financial expert” as defined by the SEC. The Company’s Audit Committee consists of fully independent members and the Company’s “audit committee financial expert” is Anthony Walsh. The Audit Committee meetings are held quarterly at a minimum. The Audit Committee met four times in the fiscal year ended November 30, 2020. The Audit Committee Charter is available on the Company’s website at www.novagold.com under the Governance tab.

Position Descriptions

The position descriptions for the chairs of each Board committee are contained in the committee charters. The chair of each of the following committees: Audit, Compensation, Corporate Communications, Corporate Governance and Nominations, and EHSS and Technical, is required to ensure the Committee meets regularly and performs the duties as set forth in its charter, and reports to the Board on the activities of the Committee. The Board has developed a written position description for the Chair of the Board and this position is presently held by Dr. Thomas Kaplan. The Chair of the Board is principally responsible for overseeing the operations and affairs of the Board. The Board has also developed a written position description for the Independent Lead Director, who is responsible for leading discussions of the independent Directors and for conducting Board meetings in the absence of the Board Chair.

The Board has developed a written position description for the CEO. The CEO is primarily responsible for the overall management of the business and affairs of the Company. In this capacity, the CEO shall establish the strategic and operational priorities of the Company and provide leadership to the management team. The CEO is directly responsible to the Board for all the Company’s activities.

Orientation and Continuing Education

The Company provides an orientation and education program to new directors. This program consists of providing education regarding directors’ responsibilities, corporate governance issues, committee charters as well as recent and developing issues related to corporate governance and regulatory reporting. The Company provides orientation in matters material to the Company’s business and in areas outside of the specific expertise of the Board members. All new members of the Board have historically been experienced in the mining sector or in resource development; therefore, general orientation about mining or resource development has not been necessary.

Continuing education helps Directors keep up to date on changing governance issues as well as requirements and legislation or regulations in their field of experience. The Board recognizes the importance of ongoing education for the Directors and senior management of the Company and the need for each Director and officer to take personal responsibility for this process. To facilitate ongoing education, the CEO or the Board may from time to time, as required:

•	request that Directors or officers determine their training and education needs;
•	arrange visits to the Company’s projects or operations;
•	arrange funding for attendance at seminars or conferences of interest and relevance to their position;
•	encourage participation or facilitate presentations by members of management or outside experts on matters of particular importance or emerging significance.

During fiscal year 2020, Directors participated in educational sessions and received educational materials on the topics outlined below.

Educational Topic	Date	Audience
Considerations for determining Directors’ status as independent or non-independent Considerations for designating Named Executive Officers pursuant to Section 16 of the Securities Exchange Act	January 2020	Corporate Governance and Nominations Committee (Ms. Dowdall, Dr. Garrett and Mr. Levental)
U.S. Tax Cuts and Jobs Act Impact on Equity Compensation	March 2020	Compensation Committee (Ms. Dowdall, Mr. Madhavpeddi and Mr. Walsh)
Board Oversight During COVID-19 - ISS Policy Guidance - SEC and CSA Guidance	April 2020	Board of Directors (all members)
ISS and Glass Lewis Ratings of Company Environmental, Social and Governance (“ESG”) Matters Review of U.S. and Canadian Share Repurchase Regulations	May 2020	Board of Directors (all members)
Compensation Governance Trends - COVID-19 Impact on Compensation - Performance-Based Equity Trends - Trends in Diversity Disclosures and ESG Disclosures	May 2020	Compensation Committee (Dr. Dorward-King, Ms. Dowdall, Messrs. Madhavpeddi and Walsh)
U.S. Securities and Exchange Commission Regulation S-K 1300 COVID-19 Mitigation Measures for Employees and Contractors	May 2020	EHSS and Technical Committee (Dr. Dorward-King, Dr. Garrett, Messrs. Lang, Madhavpeddi and Nauman)
Revised U.S. Internal Revenue Service Rules Regarding Passive Foreign Investment Company (“PFIC”) Classification	June 2020	Audit Committee (Messrs. Nauman, Schutt and Walsh)
Ontario Capital Markets Modernization Taskforce Proposed Regulatory Changes	July 2020	Corporate Governance and Nominations Committee (Ms. Dowdall, Dr. Garrett, Mr. Levental and Mr. Schutt)

Educational Topic	Date	Audience
U.S. Regulatory Updates - New SEC Rules Governing Proxy Advisors - Proposed Changes to the SEC’s Form 13-F Reporting Rules - U.S. and Canadian Diversity Disclosure Proposals	August 2020	Corporate Governance and Nominations Committee (Ms. Dowdall, Dr. Garrett, Mr. Levental and Mr. Schutt)
Clayton Antitrust Act, Section 8	November 2020	Corporate Governance and Nominations Committee (Ms. Dowdall, Dr. Garrett, and Mr. Levental and Mr. Schutt)

In addition, the Board encourages senior management to participate in professional development programs and courses and supports management’s commitment to training and developing employees.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Ethics Code”) for the Company’s Directors, officers and employees. The Ethics Code is available on SEDAR at www.sedar.com, on the Company’s website at www.novagold.com under the Governance tab, or may be obtained by contacting the Company at the address given under “Additional Information” at the end of this Circular.

The Board has ultimate responsibility for monitoring compliance with and enforcing the Ethics Code. The Board has delegated this compliance monitoring responsibility to the Corporate Governance and Nominations Committee which, among other things, reviews the Ethics Code periodically. The Board has delegated the responsibility of monitoring complaints regarding accounting, internal controls, cybersecurity matters, or auditing matters to the Audit Committee. Monitoring of accounting, internal control, cybersecurity and auditing matters, as well as violations of the law, the Ethics Code and other Company policies or directives, occurs through the Board’s and the Committees’ regular oversight of the Company’s operations. In addition, the Company maintains an independent, anonymous whistleblower hotline which is accessible by telephone, email or internet to which complaints or concerns may be reported. Concerns or questions regarding the Ethics Code may also be raised directly with the Company’s outside counsel. The Company’s Anti-Corruption, Anti-Bribery, Anti-Fraud Policy (the “Policy”), also available on the Company’s website at www.novagold.com under the Governance tab, establishes Formal Reporting Channels for Directors, officers, employees and agents to report suspected Policy violations or concerns related to the implementation of the Policy and mandates use of the Formal Reporting Channels in the event of specified circumstances. The Company commits to conduct appropriate, fair and thorough investigations of all concerns raised and to not tolerate retaliatory action against any individual for reporting, in good faith, concerns regarding known or suspected violations of any of the Company’s policies.

Certain Company Directors serve as directors or officers of other reporting issuers or have significant shareholdings in other companies. To the extent that such other companies may participate in business ventures in which the Company may participate, the Directors may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. The Ethics Code explicitly addresses such situations and provides that a Director who is in a position where their private interests conflict with the interests of NOVAGOLD or may have an adverse effect on the Director’s motivation or the proper performance of their job must notify the Chair of the Corporate Governance and Nominations Committee of the existence of an actual or potential conflict of interest. In the event that such a conflict of interest arises at a meeting of the Board, the Director who has such a conflict is obligated to disclose the interest and to refrain from discussing and from voting for or against the approval of such matter. Any Director who may have an interest in a transaction or agreement with the Company is required to disclose such interest and abstain from discussions and voting in respect to same if the interest is material as required by the Business Corporations Act (British Columbia). In considering related party transactions, the Board, and management, if applicable, will assess the materiality of related party transactions on a case-by-case basis with respect to both the qualitative and quantitative aspects of the proposed related party transaction. Company officers and employees are similarly required by the Ethics Code to disclose all actual or potential conflicts of interest and to protect the Company’s confidential information and business opportunities. Related party transactions that are in the normal course are subject to the same processes and controls as other transactions; that is, they are subject to standard approval procedures and management oversight but will also be considered by management for reasonability against fair value determined on an arms-length basis. Related party transactions that are found to be material are subject to review and approval by the Company’s Audit Committee, which is comprised of independent Directors.

Nomination of Directors

The Corporate Governance and Nominations Committee (referred to in this section as the “Committee”), which met six times during fiscal 2020, advises and makes recommendations to the Board on recruitment and nomination of members to the Board. On an annual basis, the Committee assesses the appropriate size of the Board with a view to determining the impact of the number of directors and the effectiveness of the Board, and recommending to the Board, if necessary, a reduction or increase in the size of the Board. Annually or as required, the Committee recruits and identifies potential candidates and considers their appropriateness for membership on the Board. The Committee is responsible for reviewing any Shareholder proposals to nominate candidates for Director. Shareholders may submit names of persons to be considered for nomination, and the Committee will consider such persons in the same way it evaluates other individuals for nomination as a new Director. For the Company’s policies regarding Shareholder requests for nominations, see the section entitled "Shareholder Proposals" in this Circular. None of the current nominees were nominated by a Shareholder. The Committee abides by a diversity policy contained in the Committee’s Charter aimed at selecting nominees to the Board with a variety of personal qualities, relevant experience, educational achievement, race, ethnicity, age, gender and cultural backgrounds. It is the job of the Committee to ensure that the background and skills of the Directors align with the Company’s strategic direction. The Committee’s Charter is available on the Company website at: www.novagold.com under the Governance tab. All members of the Committee are independent Directors. The Company aims to have a well-rounded Board that will guide the organization’s strategy on economic, environmental and societal topics of highest relevance during the current and future lifecycle of its operations.

Board Diversity and Tenure

In 2014, the securities regulatory authorities of all but two of Canada’s provinces and territories announced final amendments to National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) and Form 58-101F1 Corporate Governance Disclosure, which came into effect on December 31, 2014. The amendments adopt a “comply or explain” disclosure model regarding director term limits and the representation of women on boards and in executive officer positions which require TSX-listed issuers to annually disclose in their proxy circular or annual information form (or provide an explanation for the absence of) the following:

•	director term limits or other mechanisms of board renewal;
•	written policies regarding the representation of women on the board;
•	the board’s or nominating committee’s consideration of the representation of women in the director identification and selection process;
•	the issuer’s consideration of the representation of women in executive officer positions when making executive officer appointments;
•	any targets voluntarily adopted regarding the representation of women on the board and in executive officer positions; and
•	the number and proportion of women on the board and in executive officer positions.

The disclosure requirements of the amended NI 58-101 are applicable to disclosure documents which are filed following an issuer's financial year ending on or after December 31, 2014.

Board Renewal

The topic of director term limits was discussed by both the Corporate Governance and Nominations Committee (referred to in this section as the “Committee”) and the Board. The Board has not adopted any director term limits. With regard to the nomination of directors, the Board notes that the Committee’s Charter mandates that the Committee annually “develop and update a long-term plan for the composition of the Board . . . and report to the Board thereon.” This process shall include a “review [of] the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board.” Included among the criteria to be considered by the Committee in this annual evaluation is the “length of service and potential retirement” of current Directors.

In addition, the Committee regularly conducts a Board self-assessment process with the assistance of outside legal counsel which provides each Director with the opportunity to assess how the Board is functioning and to make suggestions for improvements. The assessment process expressly addresses the organization and management of the Board, including its overall composition as well as the composition of each committee; the conduct of Board meetings, including management’s preparation for and participation in those meetings; the clarity and appropriateness of each Board committee’s charter; the performance of the Board with respect to a broad range of functions, including appointment and oversight of management, development and implementation of the Company’s business strategies, risk management, and regulatory reporting compliance; and Board compensation. The most recent of these assessments was completed in November 2020, and the Board discussed the results of the assessment at its November 2020 meeting to determine what action, if any, could further enhance the operations of the Board and its committees.

The Board is committed to regular evaluations of its composition, organization, operations, and effectiveness. The Board concluded that these governance processes are a more appropriate manner in which to ensure proper Board composition and function than adopting a mandatory tenure or retirement age policy.

What changed in 2020? The Committee conducted a search for candidates to fill a vacancy on the Board with the assistance of a third-party executive search firm. The Committee focused on searching for candidates with expertise in large scale mining operations, engineering or technical skills relevant to mining, experience in community relations and/or experience developing and implementing health, safety and sustainability initiatives. The Committee presented two individuals (one male and one female) to the Board as prospective candidates, the Board unanimously nominated Dr. Elaine Dorward-King to stand for election to the Board, and the Shareholders voted to approve her election to the Board at the 2020 annual shareholders meeting.

Board and Company Diversity

At present three of the Company’s ten Directors, or 30% of the Company’s Directors, are women. All three of the Company’s current female Directors are included in the slate of ten Director nominees presented to Shareholders at the 2021 Meeting. If the slate of Directors nominated by the Board is elected by the Shareholders at the 2021 Meeting, 30% of the Board, or three of ten Directors, will be women. One of the five Company executives at the level of Vice President and above, or 20% of Company executives, is female. Overall, of the Company’s thirteen employees as of March 10, 2021, six, or 46%, are women. The Company’s written policies regarding the representation of women on the Board and the Committee’s consideration of the representation of women in the Director identification and selection process are described below. For the reasons explained, the Board and the Committee determined not to adopt specific representation targets for women at Board or executive levels.

The Committee’s Charter mandates that the Committee consider the following attributes of candidates for the Board: “(1) relevant knowledge and experience in areas including mining, business, finance, accounting, international business, government, and technology; (2) personal qualities of leadership, character, judgment and whether the candidate possesses a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards; (3) diversity in ethnicity, race, gender, age, and cultural background; and (4) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at meetings.” (Emphasis added.) The importance of diversity is incorporated in the Committee’s annual assessment of the long-term plan for the composition of the Board that considers: “the current strengths, competencies, skills and experience of the Board members; diversity in experience, race, ethnicity, gender, age, and cultural background; length of service and potential retirement; and the strategic direction of the Company.” (Emphasis added.)

After discussion of the amendments to NI 58-101, in January 2015 the Board adopted an amendment to the Committee’s Charter which provides:

Consistent with the objective of ensuring gender diversity, for every open Board position at least one-half of the candidates recommended by the Committee for consideration by the Board shall be female.

The Board believes that these written policies with regard to gender diversity on the Board are consistent with its objective of ensuring that the Board comprises the necessary range of background, experience, values and perspectives to optimize the Company’s opportunities for success. The additional commitment to recommending at least 50% female candidates for Board consideration in the ongoing process of refreshing the Board will ensure that a sufficiently gender diverse list of potential candidates is considered without compromising the Board’s fundamental commitment to make an objective assessment of who is the best person to fill a vacancy on the Board. Accordingly, the Board determined not to set targets for the percentage of women, or other aspects of diversity, on the Board.

Empowering every employee to be their best, affording every employee the opportunity to make a difference, and giving every employee a chance to be heard are core Company values. Selection of individuals for executive and other positions with the Company is guided by the Company’s policy which prohibits discrimination and harassment in any aspect of employment based on race, color, religion, ancestry, national origin, ethnicity, age, gender, pregnancy, genetic information (including of a family member), marital status, parenthood, disability, veteran status, sexual orientation, gender identity, gender expression or other protected status. The Company’s Board and management acknowledge the importance of all aspects of diversity including gender, race, ethnic origin, business skills and experience, because it is right to do so and because it is good for our business. When considering candidates for executive positions, the Board’s evaluation takes into account the broadest possible assessment of each candidate’s skills and background with the overriding objective of ensuring that the Company has the appropriate balance of skills, experience, and capacity that it needs to be successful. In the context of this overriding objective, the Company has determined not to set targets for the percentage of women, or other aspects of diversity, in executive officer positions.

The following chart summarizes the skills, experience and demographic diversity of the slate of Directors presented to the Shareholders for approval at the 2021 Meeting.

Board of Directors Slate

	Elaine Dorward-King	Sharon Dowdall	Diane Garrett	Thomas Kaplan	Gregory Lang	Igor Levental	Kalidas Madhav-peddi	Clynton Nauman	Ethan Schutt	Anthony Walsh
Skills and Experience
Board of Directors Experience	X	X	X	X	X	X	X	X	X	X
Mining Industry Experience (general)	X	X	X	X	X	X	X	X
Mine Development & Operations	X				X		X	X
CEO/Senior Executive Experience	X	X	X	X	X	X	X	X	X	X
Human Resources/Compensation	X	X					X			X
Finance/M&A/Capital Allocation		X	X	X		X	X			X
Financial Literacy	X	X	X	X	X	X	X	X	X	X
Accounting (Audit Committee Financial Expert)							X			X
Government/Public Policy	X		X	X			X		X
Environmental Science/Policy/Regulation	X			X				X
Risk Management	X			X	X		X			X
Corporate Governance	X	X	X	X	X	X	X	X	X	X
Native Alaskan/Yupik Culture					X				X
Alaska Politics									X
Board Tenure
Years	1	9	3	10	9	11	14	22	2	9
Gender
Male				X	X	X	X	X	X	X
Female	X	X	X
Non-Binary
Age
Years Old	63	68	61	58	66	65	65	72	47	69
Race / Ethnicity
African American/Black
Asian, Hawaiian, or Pacific Islander
Indian/South Asian							X
White/Caucasian	X	X	X		X			X		X
Hispanic/Latino
Native American/Alaskan Native									X
Jewish				X		X
Other

Board Service Policy

In response to concerns raised by some Shareholders during the post-proxy season engagement campaign held following the 2017 Meeting, the Board adopted a policy in January 2018 to limit the number of outside public company boards on which Company directors may serve. The Board Service Policy provides that Company directors who serve as the CEO of a public company may serve only on NOVAGOLD’s Board and on one other public company board (presumably the board of the company where they serve as CEO). Company Directors who do not serve as the CEO of a public company may serve on no more than four public company boards in addition to serving on NOVAGOLD’s Board. The Board Service Policy allows the Governance and Nominations Committee to consider whether there are factors related to an incumbent Director’s or candidate’s other board or executive obligations that warrant a waiver of the limitations established by the Board Service Policy. Any such waiver must be approved by the Board. All Company Directors and nominees are in compliance with the Board Service Policy. A copy of the Board Service Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Insider Trading Policy

The Board has adopted an Insider Trading Policy applicable to all Directors and employees. The Insider Trading Policy prohibits Directors and employees from trading in the Company’s securities during blackout periods and while in possession of material, non-public information about the Company. It also discusses requirements applicable to Directors and certain officers regarding obligations to report their transactions in the Company’s securities. A copy of the Insider Trading Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Anti-Corruption, Anti-Bribery, Anti-Fraud Policy

The Company is committed to protecting its reputation, revenues, assets and information from corruption, bribery, fraud, deceit or other improper conduct by directors, officers, employees or agents. The Board has adopted a Code of Business Conduct and Ethics (described in the section titled “Ethical Business Conduct” above) which embodies NOVAGOLD’s commitment to conduct its business in accordance with all applicable laws, rules and regulations and the highest ethical standards. The Anti-Corruption, Anti-Bribery, Anti-Fraud Policy sets out NOVAGOLD’s expectations and requirements relating to the prohibition, recognition, reporting, and investigation of suspected corruption, bribery, fraud, deceit, or other improper conduct. A copy of the Anti-Corruption, Anti-Bribery, Anti-Fraud Policy is available on the Company website at: www.novagold.com under the Governance tab.

Anti-Hedging and Anti-Pledging Policy

Pursuant to our Insider Trading Policy, Directors and all employees, including our executive officers, are prohibited from engaging in hedging transactions with respect to our securities. The policy’s prohibition applies broadly and is not limited to certain types of hedging transactions. In addition, holding our securities in margin accounts or otherwise pledging our securities for a loan are also prohibited.

Executive Compensation Clawback Policy

In response to concerns about the lack of a Company clawback policy raised by some shareholders during the post-proxy season engagement campaign held following the 2017 Meeting, the Board adopted an Executive Compensation Clawback Policy in November 2017. The policy states that in the event the Company is required to prepare an accounting restatement of its financial statements due to material noncompliance with any financial reporting requirement under the securities laws, at the Board’s direction, the Company will seek to recover any incentive compensation awarded or paid to an NEO for a fiscal year if the result of a performance measure upon which the award was based or paid is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award or payment. Prior to the adoption of this policy, the Company was waiting for the SEC to issue a final clawback rule before it adopted a clawback policy; however, the SEC has not issued, and appears unlikely to issue, a final rule anytime soon. Therefore, the Company opted to adopt a policy in response to shareholder concerns. A copy of the Executive Compensation Clawback Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Human Rights Policy

NOVAGOLD is committed to having a positive influence in the communities where we operate, which includes ensuring that we respect human rights. Accordingly, the Board has adopted a Human Rights Policy. The policy acknowledges that the primary duty to protect and secure human rights rests with government. NOVAGOLD accepts and embraces the duty of business to respect human rights as defined in Universal Declaration of Human Rights, the International Labor Organization’s Declaration on Fundamental Principles and Rights at Work, the United Nations Global Compact and the United Nations Guiding Principles on Business and Human Rights. NOVAGOLD has identified seven areas of salient human rights risks associated with our business activities and relationships. NOVAGOLD identified these risks based on management’s experience in the gold mining industry, through engagement with stakeholders potentially affected by our operations, and through interaction with the Native Alaskan people who own, occupy, or use the lands on which our Donlin Gold project is located and lands that may otherwise be impacted by the project. A complete copy of the Human Rights Policy is available on the Company website at: www.novagold.com under the Governance tab.

Environmental, Social and Governance Matters

NOVAGOLD recognizes the importance of considering environmental, social and governance (ESG) issues as we develop the Donlin Gold project in conjunction with Barrick, Donlin Gold LLC, Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC), and as we operate the Company on a day-to-day basis for the benefit of our Shareholders and our employees. In addition to other items described in this Circular, below are some of the actions the Company is taking to meet these commitments:

•	Our Board has established the Environment, Health, Safety, Sustainability and Technical Committee (the “EHSS Committee”) comprised of Directors with knowledge and experience in the areas of environmental stewardship and compliance, social license, worker safety and technical expertise in the permitting, planning, development, and operation of large mines. While the Board is ultimately responsible for oversight of the Company’s ESG performance, the EHSS Committee reviews the Company’s environmental and social progress and performance at every EHSS Committee meeting and provides strategic direction to management on these matters. The EHSS Committee provides a report at each regular Board meeting.
•	NOVAGOLD actively participates in the development and implementation of the Donlin Gold LLC Stakeholder Engagement Plan (SEP), which includes funding and participating in educational programs and scholarships for youth in the Yukon-Kuskokwim (Y-K) region of Alaska, an emphasis on local hire for project field work, funding cultural preservation initiatives in the Y-K region, and participation in a variety of events in villages throughout the Y-K region, assisting Donlin Gold with their community outreach planning and execution.
•	NOVAGOLD focuses on the health and safety of our employees and those at Donlin Gold LLC, including contractors. Donlin Gold LLC also invests in safety programs in the Y-K region. Our goal is zero lost time incidents in 2021 at Donlin Gold, and to accomplish that we work with Donlin Gold LLC to develop and implement a comprehensive health and safety training program for all Donlin Gold LLC employees and contractors prior to any field program start-up, and we monitor the effectiveness of the program. Outside of the project field work, Donlin Gold LLC continues to conduct summer boat and winter snow machine safety education programs in the Y-K region, which includes the distribution of safety gear to locals.
•	NOVAGOLD supports a project development plan for Donlin Gold that considers risks and opportunities in all phases: exploration, development, operation, and closure and reclamation. We work with local communities and Calista and TKC, who offer a wealth of traditional knowledge about the local environment, which we incorporate into the development of the location, layout and design of the project infrastructure to avoid sensitive and culturally important habitats and landscapes while enhancing the project’s efficiencies.
•	NOVAGOLD continues to work with Donlin Gold LLC to improve environmental conditions in the Y-K region. In 2021 we will work with Donlin Gold LLC to build upon the successful 2020 project to remove hazardous waste from villages in the Y-K region and dispose of the waste safely, and will invest in a range of other environmental and infrastructure projects in villages throughout the region.
•	At NOVAGOLD, we will continue to engage with our shareholders, consider their perspectives, and make changes to our practices as appropriate when it comes to corporate governance matters.

•	We will continue to offer NOVAGOLD’s employees benefits that enable them to stay healthy, maintain a work-life balance, and plan for retirement. These benefits currently include: i) comprehensive health and wellness benefits, ii) retirement savings programs, iii) life insurance and income protection benefits, iv) holiday and time-off benefits, v) flexibility to help balance work and family responsibilities, vi) opportunities to develop professional skills and knowledge, and vii) opportunities to become NOVAGOLD shareholders through our employee stock purchase plan, PSU plan and Stock Award plan.

Climate Change and Carbon Footprint Considerations

NOVAGOLD recognizes that climate change is underway and could potentially pose risks to the Company’s projects. NOVAGOLD also recognizes that our projects must be constructed and operated in an efficient manner that not only ensures compliance with our project permits but minimizes the impact to the environment. At present, NOVAGOLD does not have any mines under construction or in operation; however, as part of our planning for eventual construction and operation we do consider how climate change might impact our assets under development and how we can minimize our carbon footprint. The Company’s flagship development-stage project, Donlin Gold, which is owned equally with Barrick Gold Corporation, received a Record of Decision from the U.S. Army Corps of Engineers (the “Corps”) and the U.S. Bureau of Land Management in August 2018. The Corps issued a final Environmental Impact Statement for Donlin Gold in April 2018 that includes a thorough environmental analysis of the project and addressed comments from the public concerning potential impacts of climate change on the project and its impact on the environment. Both documents are available for review at www.donlingoldeis.com.

Corporate Disclosure Policy

NOVAGOLD is committed to providing fair and equal access to information that may affect the investment decisions of security holders and the public. The goal of the Corporate Disclosure Policy is to raise awareness of the Company’s approach to disclosure, to promote compliance among the Board, management, employees, consultants and any other insiders, and to ensure that NOVAGOLD’s disclosure practices remain consistent at all levels. The Corporate Disclosure Policy was adopted to ensure that all communications to shareholders and the investing public about the Company and its subsidiaries are: a) complete, factual, accurate and timely, and b) broadly disseminated in accordance with all applicable legal and regulatory requirements.

In 2018, the Board approved an update to the policy, which most notably includes a new section that provides a framework for Board member engagement with Company security holders. A copy of the Corporate Disclosure Policy can be found on the Company website at: www.novagold.com under the Governance tab.

Other Board Committees – EHSS and Technical; Corporate Communications

In addition to the Audit Committee, Compensation Committee, and Corporate Governance and Nominations Committee, the Board also has the EHSS and Technical Committee and the Corporate Communications Committee. The EHSS and Technical Committee’s objective is to provide oversight for the development, implementation and monitoring of the Company’s health, safety, environment and sustainability policies, including the Company’s ESG performance and disclosures. The Corporate Communications Committee has general responsibility for all regulatory disclosure requirements and for overseeing the Company’s disclosure practices in accordance with its Corporate Disclosure Policy and shall, together with management, be primarily responsible for the preparation of all press releases, investor presentations and other corporate communication materials. Special committees are appointed from time to time with respect to specific matters.

Assessments

The Corporate Governance and Nominations Committee, with the assistance of outside counsel, circulates a Board assessment questionnaire to all Directors requesting information about the effectiveness of the Board and each committee, as well as about the interaction between the Board and Company management. The assessment expressly addresses the organization and management of the Board, including its overall composition as well as the composition of each committee; the conduct of Board meetings, including management’s preparation for and participation in those meetings; the clarity and appropriateness of each Board committee’s charter; the performance of the Board with respect to a broad range of functions, including appointment and oversight of management, development and implementation of the Company’s business strategies, risk management, and regulatory reporting compliance; and Board compensation. The questionnaire also requests evaluation of the competencies and skills each Director is expected to bring to their particular role on the Board or on a committee, as well as any other relevant facts. Completed assessment questionnaires are returned to the Company’s outside counsel to protect the anonymity of the responder, thus encouraging honest and open responses. Outside counsel presents a summary of the questionnaire responses to the Corporate Governance and Nominations Committee Chair, and then presents the summary to the Board and management as appropriate. The most recent Board assessment was completed in November 2020.

The Board is responsible for selecting and appointing executive officers and senior management and for monitoring their performance. The performance of senior management is measured annually against pre-set objectives. The Corporate Governance and Nominations Committee is responsible for overseeing the development and implementation of a process for assessing the effectiveness of the Board, its committees and its members.

Majority Voting Policy

See “Matters to be Acted Upon at Meeting – Election of Directors” for a description of the Company’s Majority Voting Policy.

Compensation Committee Interlocks and Insider Participation

The Board has a Compensation Committee, as more fully described under the heading “Compensation Discussion and Analysis”.

None of the Compensation Committee members is or has been an executive officer or employee of the Company or any of its subsidiaries. No executive officer of the Company is or has been a director or member of the compensation committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Company.

Shareholder Communication with the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member or to the Board generally c/o Blake, Cassels & Graydon LLP, Attn: Corporate Secretary, NOVAGOLD RESOURCES INC., Suite 2600, 595 Burrard Street, Three Bentall Centre, Vancouver, British Columbia, Canada, V7X 1L3. The Company's Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular Board member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company's Secretary will review all communications before forwarding them to the appropriate Board member. The Board has requested that items unrelated to the duties and responsibilities of the Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires, and resumes or other job inquiries, not be forwarded.

Other Business

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the person named in the proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the Company’s website at www.novagold.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. The Company will furnish to Shareholders, free of charge, a hard copy of the Company’s financial statements and management’s discussion and analysis and/or a hard copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020, upon request to Investor Relations at NOVAGOLD RESOURCES INC., 400 Burrard Street, Suite 1860, Vancouver, British Columbia, V6C 3A6, Canada, Telephone 604-669-6227, Toll-Free 866-669-6227, Fax 604-669-6272. Financial information is provided in the Company’s annual financial statements and management’s discussion and analysis for its most recently completed fiscal year.

OTHER MATERIAL FACTS

There are no other material facts to the knowledge of the Board relating to the matters for which this Circular is issued which are not disclosed herein.

SHAREHOLDER PROPOSALS

Pursuant to the rules of the SEC, shareholder proposals intended to be presented at the 2022 annual meeting of the Shareholders of the Company, and to be included in the Company’s proxy materials for the 2022 annual meeting of the Shareholders of the Company, must be received by us at our office in Vancouver, British Columbia by no later than November 25, 2021, which is approximately 120 calendar days before the anniversary date on which our Circular was released to Shareholders in connection with this year's annual meeting of the Shareholders of the Company, if such proposals are to be considered timely. If the date of the next annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting of the Shareholders of the Company, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy circular and form of proxy, is a reasonable time before we begin to print and mail proxy circular materials. The inclusion of any shareholder proposal in the proxy materials for the 2022 annual meeting of the Shareholders of the Company will be subject to the applicable rules of the SEC, including, but not limited to, Rule 14a-8 promulgated under the Exchange Act.

The Company’s Articles do not provide a method for a shareholder to submit a proposal for consideration at the 2022 annual general meeting of the Shareholders. However, the BCBCA, in Part 5, Division 7, “Shareholder Proposals”, sets forth the procedure by which a person who:

a)	is a registered owner or beneficial owner of one or more shares of the Company that carry the right to vote at general meetings; and

b)	has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least 2 years before the date of the signing of the proposal,

may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of the Company (a “proposal”).

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be:

•	supported in writing by holders of shares that, in the aggregate, either (i) constitute at least 1% of the issued shares of the Company that carry the right to vote at general meetings; or (ii) have a fair market value of C$2,000;

•	accompanied by a declaration containing certain prescribed information; and

•	submitted to the registered office of the Company at least three months before the anniversary of the Company’s last annual general meeting.

Pursuant to the advance notice provisions of the Articles of the Company, shareholder director nominations must be made not less than 30 days and not more than 65 days prior to the date of an annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice of a shareholder director nomination may be made not later than the close of business on the tenth day following such public announcement. Shareholder director nominations must be made by a registered owner or beneficial owner of shares of the Company entitled to vote at the annual meeting. The notice of a shareholder director nomination must be delivered to the Company Secretary in writing and must contain certain prescribed information as specified in the Company’s Articles. At the Meeting, Shareholders will be asked to consider, and if deemed advisable, pass the Amended and Restated Articles Resolution approving the Amendments to the Company's Articles. If this resolution is approved by Shareholders at the Meeting, the Amendments will, among other things, amend the advance notice provisions of the Articles that will be applicable at the 2022 annual meeting of Shareholders of the Company. See "Approval of Amended and Restated Articles" on pages 10-13 for details.

HOUSEHOLDING

The SEC’s rules permit the Company to deliver a single set of proxy materials to one address shared by two or more Shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. The Company has delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless the Company has received contrary instructions from any Shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (866) 540-7095, or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record, or Broadridge at the phone number or address listed above.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. The contents and the sending of the Circular have been approved by the Board.

By Order of the Board of Directors of

NOVAGOLD RESOURCES INC.

Gregory A. Lang

President and Chief Executive Officer

Vancouver, British Columbia

March 25, 2021

APPENDIX A – AMENDED AND RESTATED ARTICLES

(attached)

TABLE OF CONTENTS

BUSINESS CORPORATIONS ACT

AMENDED AND RESTATED ARTICLES

of

NovaGold Resources Inc.

Page

PART 1 INTERPRETATION	1
1.1 Definitions	1
1.2 Business Corporations Act and Interpretation Act Definitions Applicable	1
PART 2 SHARES AND SHARE CERTIFICATES	1
2.1 Authorized Share Structure	1
2.2 Form of Share Certificate	2
2.3 Shareholder Entitled to Certificate or Acknowledgement	2
2.4 Delivery by Mail	2
2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement	2
2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement	2
2.7 Splitting Share Certificates	2
2.8 Certificate Fee	3
2.9 Recognition of Trusts	3
PART 3 ISSUE OF SHARES	3
3.1 Directors Authorized	3
3.2 Commissions and Discounts	3
3.3 Brokerage	3
3.4 Conditions of Issue	3
3.5 Share Purchase Warrants and Rights	4
PART 4 SHARE REGISTERS	4
4.1 Central Securities Register	4
4.2 Closing Register	4
PART 5 SHARE TRANSFERS	4
5.1 Registering Transfers	4
5.2 Form of Instrument of Transfer	4
5.3 Transferor Remains Shareholder	5
5.4 Signing of Instrument of Transfer	5
5.5 Enquiry as to Title Not Required	5
5.6 Transfer Fee	5
PART 6 transmission of shares	5
6.1 Legal Personal Representative Recognized on Death	5
6.2 Rights of Legal Personal Representative	5
PART 7 PURCHASE OF SHARES	6
7.1 Company Authorized to Purchase Shares	6
7.2 Purchase When Insolvent	6
7.3 Sale and Voting of Purchased Shares	6
PART 8 BORROWING POWERS	6
8.1 Borrowing Powers	6
PART 9 ALTERATIONS	7
9.1 Alteration of Authorized Share Structure	7
9.2 Special Rights and Restrictions	7
9.3 Change of Name	7
9.4 Other Alterations	7
PART 10 meetings of shareholders	8
10.1 Annual General Meetings	8
10.2 Resolution Instead of Annual General Meeting	8
10.3 Calling of Meetings of Shareholders	8
10.4 Notice for Meetings of Shareholders	8

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10.5 Record Date for Notice	8
10.6 Record Date for Voting	9
10.7 Failure to Give Notice and Waiver of Notice	9
10.8 Notice of Special Business at Meetings of Shareholders	9
10.9 Advance Notice of Meetings of Shareholders.	9
PART 11 proceedings at meetings of shareholders	13
11.1 Special Business	13
11.2 Special Majority	14
11.3 Quorum	14
11.4 One Shareholder May Constitute Quorum	14
11.5 Other Persons May Attend	14
11.6 Requirement of Quorum	14
11.7 Lack of Quorum	15
11.8 Lack of Quorum at Succeeding Meeting	15
11.9 Chair	15
11.10 Selection of Alternate Chair	15
11.11 Adjournments	15
11.12 Notice of Adjourned Meeting	15
11.13 Decision by Show of Hands or Poll	15
11.14 Declaration of Result.	16
11.15 Motion Need Not be Seconded	16
11.16 Casting Vote	16
11.17 Manner of Taking Poll	16
11.18 Demand for Poll on Adjournment	16
11.19 Chair Must Resolve Dispute	16
11.20 Casting of Votes	16
11.21 Demand for Poll	17
11.22 Demand for Poll Not to Prevent Continuance of Meeting	17
11.23 Retention of Ballots and Proxies	17
11.24 Meeting by Telephone or Other Communications Medium	17
PART 12 votes of shareholders	17
12.1 Number of Votes by Shareholder or by Shares	17
12.2 Votes of Persons in Representative Capacity.	17
12.3 Votes by Joint Holders	~~18~~17
12.4 Legal Personal Representatives as Joint Shareholders	18
12.5 Representative of a Corporate Shareholder	18
12.6 Proxy Provisions Do Not Apply to All Companies	18
12.7 Appointment of Proxy Holders	~~19~~18
12.8 Alternate Proxy Holders	19
12.9 When Proxy Holder Need Not Be Shareholder	19
12.10 Deposit of Proxy	19
12.11 Validity of Proxy Vote	19
12.12 Form of Proxy	~~20~~19
12.13 Revocation of Proxy	20
12.14 Revocation of Proxy Must Be Signed	20
12.15 Production of Evidence of Authority to Vote	~~21~~20
PART 13 DIRECTORS	21
13.1 First Directors; Number of Directors	21
13.2 Change in Number of Directors	21
13.3 Directors’ Acts Valid Despite Vacancy	21
13.4 Qualifications of Directors	~~22~~21
13.5 Remuneration of Directors	~~22~~21
13.6 Reimbursement of Expenses of Directors	22
13.7 Special Remuneration for Directors	22
13.8 Gratuity, Pension or Allowance on Retirement of Director	22
PART 14 election and removal of directors	22

-ii-

14.1 Election at Annual General Meeting	22
14.2 Consent to be a Director	22
14.3 Failure to Elect or Appoint Directors	~~23~~22
14.4 Places of Retiring Directors Not Filled	23
14.5 Directors May Fill Casual Vacancies	23
14.6 Remaining Directors Power to Act	23
14.7 Shareholders May Fill Vacancies	23
14.8 Additional Directors	~~24~~23
14.9 Ceasing to be a Director	24
14.10 Removal of Director by Shareholders	24
14.11 Removal of Director by Directors	24
PART 15 Powers and duties of directors	24
15.1 Powers of Management	24
15.2 Appointment of Attorney of Company	~~25~~24
PART 16 disclosure of interest of directors	25
16.1 Obligation to Account for Profits	25
16.2 Restrictions on Voting by Reason of Interest	25
16.3 Interested Director Counted in Quorum	25
16.4 Disclosure of Conflict of Interest or Property	25
16.5 Director Holding Other Office in the Company	25
16.6 No Disqualification	~~26~~25
16.7 Professional Services by Director or Officer	~~26~~25
16.8 Director or Officer in Other Corporations	26
PART 17 proceedings of directors	26
17.1 Meetings of Directors	26
17.2 Voting at Meetings	26
17.3 Chair of Meetings	26
17.4 Meetings by Telephone or Other Communications Medium	~~27~~26
17.5 Calling of Meetings	27
17.6 Notice of Meetings	27
17.7 When Notice Not Required	27
17.8 Meeting Valid Despite Failure to Give Notice	27
17.9 Waiver of Notice of Meetings	27
17.10 Quorum	~~28~~27
17.11 Validity of Acts Where Appointment Defective	~~28~~27
17.12 Consent Resolutions in Writing	~~28~~27
PART 18 executive and other committees	28
18.1 Appointment and Powers of Executive Committee	28
18.2 Appointment and Powers of Other Committees	28
18.3 Obligations of Committees	~~29~~28
18.4 Powers of Board	29
18.5 Committee Meetings	29
PART 19 officers	~~30~~29
19.1 Directors May Appoint Officers	~~30~~29
19.2 Functions, Duties and Powers of Officers	~~30~~29
19.3 Qualifications	30
19.4 Remuneration and Terms of Appointment	30
PART 20 indemnification	30
20.1 Definitions	30
20.2 Mandatory Indemnification	31
20.3 Advance of Expenses	31
20.4 Indemnification of Other Persons	31
20.5 Non-Compliance with Business Corporations Act	31
20.6 Company May Purchase Insurance	31
PART 21 dividends	~~32~~31
21.1 Payment of Dividends Subject to Special Rights	~~32~~31

-iii-

21.2 Declaration of Dividends	32
21.3 No Notice Required	32
21.4 Record Date	32
21.5 Manner of Paying Dividend	32
21.6 Settlement of Difficulties	32
21.7 When Dividend Payable	~~33~~32
21.8 Dividends to be Paid in Accordance with Number of Shares	~~33~~32
21.9 Receipt by Joint Shareholders	~~33~~32
21.10 Dividend Bears No Interest	~~33~~32
21.11 Fractional Dividends	33
21.12 Payment of Dividends	33
21.13 Capitalization of Surplus	33
PART 22 documents, records and reports	33
22.1 Recording of Financial Affairs	33
22.2 Inspection of Accounting Records	~~34~~33
PART 23 notices	~~34~~33
23.1 Method of Giving Notice	~~34~~33
23.2 Deemed Receipt of Mailing	~~35~~34
23.3 Certificate of Sending	~~35~~34
23.4 Notice to Joint Shareholders	~~35~~34
23.5 Notice to Trustees	35
PART 24 seal and execution of documents	35
24.1 Who May Attest Seal	35
24.2 Sealing Copies	~~36~~35
24.3 Mechanical Reproduction of Seal	~~36~~35
24.4 Execution of Documents Generally	36
PART 25 PROHIBITIONS	36
25.1 Definitions	36
25.2 Application	~~37~~36
25.3 Consent Required for Transfer of Shares or Designated Securities	~~37~~36
PART 26 SPECIAL RIGHTS AND RESTRICTIONS PREFERRED SHARES	37
26.1 Issuable in Series	37
26.2 Number and Conditions	37
26.3 Series Parity	37
26.4 Class Priority	~~38~~37
26.5 Restriction on Creation and Issuance of Shares	38
26.6 Approval of Holders of Preferred Shares as a Class and as a Series	38

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Certificate of Incorporation No. C0972095

BUSINESS CORPORATIONS ACT

AMENDED AND RESTATED ARTICLES

of

NovaGold Resources Inc.

PART 1
INTERPRETATION

1.1          Definitions

In these Articles, unless the context otherwise requires:

“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

“legal personal representative” means the personal or other legal representative of the shareholder;

“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

“seal” means the seal of the Company, if any.

1.2          Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2
SHARES AND SHARE CERTIFICATES

2.1          Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2          Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3          Shareholder Entitled to Certificate or Acknowledgement

~~Each~~Unless the shares of which the shareholder is the registered owner are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgement of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4          Delivery by Mail

Any share certificate or non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5          Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgement, as the case may be, and on such other terms, if any, as they think fit:

(a)	order the share certificate or acknowledgement, as the case may be, to be cancelled; and

(b)	issue a replacement share certificate or acknowledgement, as the case may be.

2.6          Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement

If a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the directors receive:

(a)	proof satisfactory to them that the share certificate or acknowledgement is lost, stolen or destroyed; and

(b)	any indemnity the directors consider adequate.

2.7          Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8          Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9          Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

PART 3
ISSUE OF SHARES

3.1          Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2          Commissions and Discounts

The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3          Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4          Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)	consideration is provided to the Company for the issue of the share by one or more of the following:

(i)	past services performed for the Company;

(ii)	property;

(iii)	money; and

(b)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5          Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

PART 4
SHARE REGISTERS

4.1          Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2          Closing Register

The Company must not at any time close its central securities register.

PART 5
SHARE TRANSFERS

5.1          Registering Transfers

A transfer of a share of the Company must not be registered unless:

(a)	a duly signed instrument of transfer in respect of the share has been received by the Company;

(b)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(c)	if a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement has been surrendered to the Company.

5.2          Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3          Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4          Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgements deposited with the instrument of transfer:

(a)	in the name of the person named as transferee in that instrument of transfer; or

(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5          Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgement of a right to obtain a share certificate for such shares.

5.6          Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

PART 6
transmission of shares

6.1          Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2          Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

PART 7
PURCHASE OF SHARES

7.1          Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2          Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)	the Company is insolvent; or

(b)	making the payment or providing the consideration would render the Company insolvent.

7.3          Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)	is not entitled to vote the share at a meeting of its shareholders;

(b)	must not pay a dividend in respect of the share; and

(c)	must not make any other distribution in respect of the share.

PART 8
BORROWING POWERS

8.1          Borrowing Powers

The Company, if authorized by the directors, may:

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

PART 9
ALTERATIONS

9.1          Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may by special resolution:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)	if the Company is authorized to issue shares of a class of shares with par value:

(i)	decrease the par value of those shares; or

(ii)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)	alter the identifying name of any of its shares; or

(g)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2          Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(a)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3          Change of Name

The Company may by resolution of the directors authorize an alteration of its Notice of Articles in order to change its name.

9.4          Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

PART 10
meetings of shareholders

10.1        Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2        Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3        Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders, which meeting may be held in or outside of the Province of British Columbia or at any place in or outside of Canada.

10.4        Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

10.5        Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days;

(b)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6        Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7        Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8        Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)	state the general nature of the special business; and

(b)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.9        Advance Notice of Meetings of Shareholders.

(a)	Nomination Procedures. Subject only to the Business Corporations Act, Applicable Securities Law and the Articles of the Company, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual general meeting of shareholders, or at any special meeting of shareholders if the election of directors is a matter specified in the notice of meeting,

(i)	by or at the direction of the board, including pursuant to a notice of meeting;

(ii)	by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act, or a requisition of the shareholders made in accordance with the provisions of the Business Corporations Act; or

(iii)	by any person (a “Nominating Shareholder”) who (A) at the close of business on the date of the giving of the notice provided for in this Article 10.9 and on the record date for notice of such meeting, is entered in the central securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company, and (B) complies with the notice procedures set forth below in this Article 10.9.

(b)	Timely notice. In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company in accordance with this Article 10.9.

(c)	Manner of timely notice. To be timely, a Nominating Shareholder’s notice must be given:

(i)	in the case of an annual general meeting (including an annual and special meeting) of shareholders, not less than 30 ~~nor more than 65~~ days prior to the date of the meeting, or if the Company has given notice that it has implemented “notice-and-access” (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) for the meeting, not less than 40 days prior to the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than ~~60~~50 days after the date (the “Notice Date”) on which the first public announcement of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(ii)	in the case of a special meeting (which is not also an annual general meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the ~~tenth~~fifteenth (~~10~~15th) day following the day on which the first public announcement of the date of the meeting was made.

~~In no event shall any adjournment, postponement, or reconvening of a meeting, or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.~~

(d)	Proper form of notice. To be in proper written form, a Nominating Shareholder’s notice must set forth:

(i)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director, (A) the name, age, province or state, and country of residence of the person, (B) the principal occupation, business or employment of the person, both present and within the five years preceding the notice, (C) the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by such person, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act or any Applicable Securities Laws; and

(ii)	as to the Nominating Shareholder, (A~~) the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by such person or any joint actors, as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (B~~) full particulars regarding any proxy, contract, arrangement, agreement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote or to direct or to control the voting of any shares of the Company and (~~C~~B) any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act or any Applicable Securities Laws~~,~~ .

1.References to “Nominating Shareholder” in this Article 10.9 shall be deemed to refer to each shareholder that nominates a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal.

(e)	Other Information. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the ~~Company~~Business Corporations Act and Applicable Securities Laws to determine the eligibility of such proposed nominee to serve as an independent director of the Company ~~or that would reasonably be expected to be material to a reasonable shareholder’s understanding of the independence and/or qualifications, or lack thereof, of such proposed nominee~~.

(f)	Notice to be updated. In addition, to be considered timely and in proper written form, a Nominating Shareholder’s notice shall be promptly updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting.

(g)	Power of the chair. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(h)	Delivery of notice. Notwithstanding any other provision of these Articles, notice given to the secretary of the Company pursuant to this Article 10.9 may only be given by personal delivery, facsimile transmission or by email (provided that the secretary of the Company has stipulated an email address for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of the confirmation of such transmission has been received) to the secretary of the Company at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(i)	Increase in number of directors to be elected. Notwithstanding any provisions in these Articles to the contrary, in the event that the number of directors to be elected at a meeting is increased effective after the time period for which the Nominating Shareholder’s notice would otherwise be due under this section, a notice with respect to nominees for the additional directorships required by this section shall be considered timely if it shall be given not later than the close of business on the tenth (10th) day following the day on which the first public announcement of such increase was made by the Company.

(j)	Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Article 10.9.

(k)	Definitions. For purposes of this Article 10.9,

(i)	“Affiliate”, when used to indicate a relationship with a specific person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

(ii)	“Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the written rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each province and territory of Canada;

(iii)	“Associate”, when used to indicate a relationship with a specified person, shall mean (i) any body corporate or trust of which such person beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such body corporate or trust for the time being outstanding, (ii) any partner of that person, (iii) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (iv) a spouse of such specified person, (v) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (vi) any relative of such specified person or of a person mentioned in clauses (iv) or (v) of this definition if that relative has the same residence as the specified person;

(iv)	“beneficially owns” or “beneficially owned” means, in connection with the ownership of shares in the capital of the Company by a person, (i) any such shares as to which such person or any of such person’s Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (ii) any such shares as to which such person or any of such person’s Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (iii) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person’s Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person beneficially owns pursuant to this clause (iii) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and (iv) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Company or any of its securities;

(v)	“close of business” means 5:00 p.m. (Vancouver time) on a business day in British Columbia, Canada;

(vi)	“Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Company or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Securities”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Company or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts; and

(vii)	“public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System for Electronic Document Analysis and Retrieval at www.sedar.com.

PART 11
proceedings at meetings of shareholders

11.1        Special Business

At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)	at an annual general meeting, all business is special business except for the following:

(i)	business relating to the conduct of or voting at the meeting;

(ii)	consideration of any financial statements of the Company presented to the meeting;

(iii)	consideration of any reports of the directors or auditor;

(iv)	the setting or changing of the number of directors;

(v)	the election or appointment of directors;

(vi)	the appointment of an auditor;

(vii)	the setting of the remuneration of an auditor;

(viii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(ix)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2        Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3        Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 25% of the issued shares entitled to be voted at the meeting.

11.4        One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(b)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5        Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6        Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7        Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8        Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9        Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any; ~~or~~

(b)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any; or

~~(b)~~(c)	if the chair of the board or the president is absent or unwilling to act as chair of the meeting, a vice-president, if any.

11.10     Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board, president or vice-president present within 15 minutes after the time set for holding the meeting, or if the chair of the board ~~and~~, the president or vice-president are unwilling to act as chair of the meeting, or if the chair of the board, the president and ~~the~~ vice-president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11     Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12     Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13     Decision by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands, or the functional equivalent of a show of hands by means of electronic, telephonic or other communication facility, unless a poll, before or on the declaration of the result of the vote by show of hands or the functional equivalent of a show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy. Any vote by shareholders may be held partly or entirely by means of a telephonic, electronic or other communication facility, if the Company makes available such a communication facility. Any person participating in a meeting of shareholders under Article 11.24 and entitled to vote at that meeting may vote by means of the telephonic, electronic or other communication facility that the Company has made available for that purpose.

11.14     Declaration of Result.

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands (or the functional equivalent) or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15     Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16     Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands (or the functional equivalent) or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17     Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(a)	the poll must be taken:

(i)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii)	in the manner, at the time and at the place that the chair of the meeting directs;

(b)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)	the demand for the poll may be withdrawn by the person who demanded it.

11.18     Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19     Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20     Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21     Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22     Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23     Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

11.24     Meeting by Telephone or Other Communications Medium

~~A shareholder or proxy holder~~Shareholder meetings may ~~participate~~be held in ~~a meeting of the shareholders in~~ person or ~~by telephone~~, if ~~all shareholders or proxy holders participating in the meeting, whether in person~~the directors so determine, may be held entirely or partially by ~~telephone or other communications medium, are able to communicate with each other. A shareholder or proxy holder may participate in a meeting of the shareholders by a communications medium other than telephone if all shareholders or proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able~~means of telephonic, electronic or other communication facilities that permit all participants at the meeting to communicate with each other ~~and if all shareholders or proxy holders who wish to participate in~~during the meeting ~~agree to such participation~~. A shareholder or proxy holder who participates in a meeting in a manner contemplated by this Article 11.24 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. A meeting held entirely by means of telephonic, electronic or other communication facilities in accordance with this Article 11.24 shall be deemed to be held at the place where the registered office of the Company is located.

PART 12
votes of shareholders

12.1        Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(a)	on a vote by show of hands (or the functional equivalent), every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2        Votes of Persons in Representative Capacity.

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands (or the functional equivalent) or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3        Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(a)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4        Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5        Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)	for that purpose, the instrument appointing a representative must:

(i)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(ii)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(b)	if a representative is appointed under this Article 12.5:

(i)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6        Proxy Provisions Do Not Apply to All Companies

Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7        Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8        Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9        When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(c)	the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10     Deposit of Proxy

A proxy for a meeting of shareholders must:

(a)	be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11     Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	by the chair of the meeting, before the vote is taken.

12.12     Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[Name of Company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder): _______________ .

Signed this ______ day of __________, _____.

(Signature of shareholder)

(Name of shareholder - printed)

12.13     Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)	provided, at the meeting, to the chair of the meeting.

12.14     Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15     Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

PART 13
DIRECTORS

13.1        First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)	subject to paragraphs (b) and (c), the number of directors that is equal to the number of the Company’s first directors;

(b)	if the Company is a public company, the greater of three and the most recently set of:

(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)	the number of directors set under Article 14.4;

(c)	if the Company is not a public company, the most recently set of:

(i)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)	the number of directors set under Article 14.4.

13.2        Change in Number of Directors

If the number of directors is set under Articles 13.1(b)(i) or 13.1(c)(i):

(a)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; and

(b)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3        Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4        Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5        Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6        Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7        Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8        Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 14
election and removal of directors

14.1        Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

14.2        Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3        Failure to Elect or Appoint Directors

If:

(a)	the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)	the date on which his or her successor is elected or appointed; and

(d)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4        Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5        Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6        Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7        Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8        Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment

14.9        Ceasing to be a Director

A director ceases to be a director when:

(a)	the term of office of the director expires;

(b)	the director dies;

(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10     Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11     Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 15
Powers and duties of directors

15.1        Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2        Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

PART 16
disclosure of interest of directors

16.1        Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2        Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3        Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4        Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5        Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6        No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7        Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

16.8        Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

PART 17
proceedings of directors

17.1        Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

17.2        Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3        Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(a)	the chair of the board, if any;

(b)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)	any other director chosen by the directors if:

(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

17.4        Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5        Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

17.6        Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

17.7        When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director if:

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)	the director has waived notice of the meeting.

17.8        Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director does not invalidate any proceedings at that meeting.

17.9        Waiver of Notice of Meetings

Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to such director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

17.10     Quorum

The quorum necessary for the transaction of the business of the directors shall be a majority of the number of directors in office or, if the number of directors is set at one, shall be one director, and that director may constitute a meeting.

17.11     Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12     Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

PART 18
executive and other committees

18.1        Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2        Appointment and Powers of Other Committees

The directors may, by resolution:

(a)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)	delegate to a committee appointed under paragraph (a) any of the directors’ powers, except:

(i)	the power to fill vacancies in the board of directors;

(ii)	the power to remove a director;

(iii)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv)	the power to appoint or remove officers appointed by the directors; and

(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

18.3        Obligations of Committees

Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:

(a)	conform to any rules that may from time to time be imposed on it by the directors; and

(b)	report every act or thing done in exercise of those powers at such times as the directors may require.

18.4        Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)	terminate the appointment of, or change the membership of, the committee; and

(c)	fill vacancies in the committee.

18.5        Committee Meetings

Subject to Article 18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

(a)	the committee may meet and adjourn as it thinks proper;

(b)	the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)	a majority of the members of the committee constitutes a quorum of the committee; and

(d)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

PART 19
officers

19.1        Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

19.2        Functions, Duties and Powers of Officers

The directors may, for each officer:

(a)	determine the functions and duties of the officer;

(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3        Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

19.4        Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

PART 20
indemnification

20.1        Definitions

In this Article 20:

(a)	“eligible party”, in relation to a Company, means an individual who

(i)	is or was a director or officer of the Company,

(ii)	is or was a director or officer of another corporation (A) at a time when the corporation is or was an affiliate of the Company, or (B) at the request of the Company, or

(iii)	at the request of the Company, is or was, or holds or held a position equivalent to that of, a director of officer of a partnership, trust, joint venture or other unincorporated entity,

and includes, to the extent permitted by the Act, the heirs and personal or other legal representatives of that individual;

(b)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(c)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which an eligible party or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, the Company or an associated corporation:

(i)	is or may be joined as a party; or

(ii)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(d)	“expenses” has the meaning set out in the Business Corporations Act.

20.2        Mandatory Indemnification

Subject to the Business Corporations Act, the Company must indemnify an eligible party against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding, except to the extent that such expenses have been advanced in accordance with Section 20.3. Each eligible party is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3        Advance of Expenses

Subject to the Business Corporations Act, the Company may pay, as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of that proceeding, provided that the Company first receives from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by the Business Corporations Act, the eligible party will repay the amounts advanced.

20.4        Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.5        Non-Compliance with Business Corporations Act

The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

20.6        Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)	is or was a director, officer, employee or agent of the Company;

(b)	is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)	at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)	at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

PART 21
dividends

21.1        Payment of Dividends Subject to Special Rights

The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2        Declaration of Dividends

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

21.3        No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4        Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5        Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

21.6        Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)	set the value for distribution of specific assets;

(b)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)	vest any such specific assets in trustees for the persons entitled to the dividend.

21.7        When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

21.8        Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9        Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10     Dividend Bears No Interest

No dividend bears interest against the Company.

21.11     Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12     Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13     Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

PART 22
documents, records and reports

22.1        Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

22.2        Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

PART 23
notices

23.1        Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent or provided by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:

(i)	for a record mailed to a shareholder, the shareholder’s registered address;

(ii)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the mailing address of the intended recipient;

(b)	delivery at the applicable address for that person as follows, addressed to the person:

(i)	for a record delivered to a shareholder, the shareholder’s registered address;

(ii)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the delivery address of the intended recipient;

(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(e)	physical delivery to the intended recipient;

(f)	as otherwise permitted by any securities legislation (together with all regulations and rules made and promulgated thereunder and all administrative policy statements, blanket orders, and rulings, notices, and other administrative directions issued by securities commissions or similar authorities appointed thereunder) in any province or territory of Canada or in the federal jurisdiction of the United States or in any state of the United States that is applicable to the Company.

23.2        Deemed Receipt of Mailing

A record that is:

(a)	mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing; and

~~(a)~~(b)	emailed to a person to the email address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it has been emailed on the day it was emailed.

23.3        Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

23.4        Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

23.5        Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:

(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)	if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART 24
seal and execution of documents

24.1        Who May Attest Seal

Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a)	any two directors;

(b)	any officer, together with any director;

(c)	if the Company only has one director, that director; or

(d)	any one or more directors or officers or persons as may be determined by the directors.

24.2        Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer.

24.3        Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

24.4        Execution of Documents Generally

The Directors may from time to time by resolution appoint any one or more persons, officers or Directors for the purpose of executing any instrument, document or agreement in the name of and on behalf of the Company for which the seal need not be affixed, and if no such person, officer or Director is appointed, then any one officer or Director of the Company may execute such instrument, document or agreement.

PART 25
PROHIBITIONS

25.1        Definitions

In this Article 25:

(a)	“designated security” means:

(i)	a voting security of the Company;

(ii)	a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(iii)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (i) or (ii);

(b)	“security” has the meaning assigned in the Securities Act (British Columbia);

(c)	“voting security” means a security of the Company that:

(i)	is not a debt security, and

(ii)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

25.2        Application

Article 25.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

25.3        Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

PART 26
SPECIAL RIGHTS AND RESTRICTIONS PREFERRED SHARES

26.1        Issuable in Series

The Preferred shares without par value (the “Preferred Shares”) may at any time and from time to time be issued in one or more series as determined by the directors of the Company.

26.2        Number and Conditions

From time to time and at any time, the directors, by resolution, shall fix the number of shares that will form the particular series to be issued. Before the first shares of the particular series are issued, the directors, by resolution, shall determine the designation, priorities, preferences, rights, privileges, restrictions and conditions to attach to each particular series, including, but without in any way limiting or restricting the generality of the foregoing, the issue price, the rate, amount or method of calculation of dividends, whether such rate, amount or method of calculation of dividends shall be subject to changes or adjustments, whether dividends shall be cumulative or non-cumulative, the time and place of payment of dividends, the consideration for and terms and conditions (if any) of any purchase or cancellation, retraction or redemption thereof (including a provision that subsequent to the issue of a series the directors may provide additional dates upon which a holder may require the Company to redeem his shares), conversion rights (if any), the terms and conditions of any share purchase plan or sinking fund, the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Preferred Shares, the right (if any) to vote and the circumstances when the right to vote may be exercised, and the right (if any) to receive notices of and to attend meetings of shareholders. Subject to applicable securities legislation with respect to any necessary filings pursuant thereto, such resolution shall be the only authorization required to fix such designation, priorities, preferences, rights, privileges, restrictions and conditions to authorize such issuance, and no approval, sanction or confirmation of such resolution by the shareholders of the Company or otherwise shall be required.

26.3        Series Parity

Each series of Preferred Shares shall rank on a parity with every other series of Preferred Shares with respect to priority in payment of dividends and on return of capital on any distribution of assets of the Company in the event of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs. When any dividends or amounts payable on a return of capital are not paid in full, the Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations (if any) in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any return of capital in accordance with the sums that would be payable on such return of capital if all sums so payable were paid in full, provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of such shares with respect to return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

26.4        Class Priority

Each series of Preferred Shares shall be entitled to such preference over the Common Shares of the Company and over any other shares ranking junior to the Preferred Shares that the Company may be authorized to issue, with respect to priority in payment of dividends and on the return of capital, on the distribution of assets of the Company in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, and such other preferences as may be determined by the directors, all as may be provided for by resolution of the directors referred to in Article 26.2 above.

26.5        Restriction on Creation and Issuance of Shares

The Company shall not, without the approval of the holders of the Preferred Shares, given pursuant to Article 26.6:

(i)	create or issue any shares ranking in priority to the Preferred Shares with respect to the payment of dividends and the return of capital on the distribution of assets of the Company in the event of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or on any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs; or

(ii)	create any other preferred shares ranking pari passu with the Preferred Shares with respect to the payment of dividends and the return of capital on the distribution of assets of the Company in the event of liquidation, dissolution or winding up of the Company, whether voluntary of involuntary, or on any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, if the Company is in arrears in the payment of dividends on any outstanding Preferred Shares or on a class of shares ranking in priority to or pari passu with the Preferred Shares in respect to the payment of dividends.

26.6        Approval of Holders of Preferred Shares as a Class and as a Series

The rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class as set forth in this Part 26 may be added to, changed or removed but only with the approval of the holders of the Preferred Shares given as hereinafter specified in addition to any other approval required by the Business Corporations Act. The rights, privileges, restrictions and conditions attaching to any series of the Preferred Shares as a series as determined by resolution or resolutions of directors (except the number of shares in a series which may be fixed from time to time by the directors) may be added to, changed or removed but only with the approval of the holders of the series given as hereinafter specified in addition to any other approval required by the Business Corporations Act.

The approval of the holders of the Preferred Shares or a series with respect to any matter may be given in such manner as may be required by law, subject to a minimum requirement that such approval shall be given by resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the holders of the Preferred Shares or a series, as the case may be, voting in respect of the matter at a meeting of such holders duly called for the purpose. The formalities to be observed in respect of the giving of notice of a meeting or any adjourned meeting and the conduct thereof shall be those from time to time required by the Business Corporations Act and prescribed in the Articles of the Company with respect to meetings of shareholders. On every poll taken at a meeting of holders of Preferred Shares each holder entitled to vote thereat shall have one vote in respect of each Preferred Share held by them.

~~_”Gregory Lang”________________________~~
Director of NovaGold Resources Inc.

DATED: ~~June 10~~[•], ~~2013~~2021.

NOVAGOLD RESOURCES INC.
201 SOUTH MAIN STREET, SUITE 400
SALT LAKE CITY, UT 84111 USA

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:00 p.m. Eastern Time on May 10, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NG2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 4:00 p.m. Eastern Time on May 10, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D38324-P52911 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NOVAGOLD RESOURCES INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

	For	Withhold
1a. Dr. Elaine Dorward-King	☐	☐
1b. Sharon Dowdall	☐	☐
1c. Dr. Diane Garrett	☐	☐
1d. Dr. Thomas Kaplan	☐	☐
1e. Gregory Lang	☐	☐
1f. Igor Levental	☐	☐
1g. Kalidas Madhavpeddi	☐	☐
1h. Clynton Nauman	☐	☐
1i. Ethan Schutt	☐	☐
1j. Anthony Walsh	☐	☐

See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 25, 2021.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	For	Withhold
2. **Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2021 and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditor" as set out in the Company's Management Information Circular dated March 25, 2021.	☐	☐

	For	Against	Abstain
3. **Approval of Amendment and Restatement of the Company's Articles** Approval of certain amendments to the Company's Articles. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 25, 2021.	☐	☐	☐
4. **Approval of Non-Binding Advisory Vote on Executive Compensation** Approval of a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 25, 2021.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:
The Notice and Proxy Statement, Annual Report and NI Card are available at www.proxyvote.com.

D38325-P52911

NOVAGOLD RESOURCES INC.
Annual and Special Meeting of Shareholders
May 12, 2021 1:00 PM PDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Gregory Lang and Tricia Pannier, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NOVAGOLD RESOURCES INC. that the shareholder(s) is/are entitled to vote at the Annual and Special Meeting of Shareholders to be held at 1:00 PM, PDT on May 12, 2021, at the virtual meeting hosted by Broadridge, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side